AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 12, 2002
                                                    FILE NO. 2-77284 (811-03459)


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

               REGISTRATION STATEMENT UNDER SECURITIES ACT OF 1933        /X/

                         PRE-EFFECTIVE AMENDMENT NO. __                   / /


                         POST-EFFECTIVE AMENDMENT NO. 51                  /X/



                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940
                                AMENDMENT NO. 31                          /X/


                             PENN SERIES FUNDS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                600 DRESHER ROAD
                           HORSHAM, PENNSYLVANIA 19044
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                   REGISTRANT'S TELEPHONE NUMBER: 215-956-8000

                                PETER M. SHERMAN
                                    PRESIDENT
                             PENN SERIES FUNDS, INC.
                        PHILADELPHIA, PENNSYLVANIA 19172
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
                                RICHARD W. GRANT
                                C. RONALD RUBLEY
                           MORGAN, LEWIS & Bockius LLP
                               1701 Market Street
                           Philadelphia, PA 19103-2921

  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)


     ___   IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B) OF RULE 485
     ___   ON [DATE] PURSUANT TO PARAGRAPH (B) OF RULE 485
     ___   60 DAYS AFTER FILING PURSUANT TO PARAGRAPH A (1) OF RULE 485
     ___   ON (DATE) PURSUANT TO PARAGRAPH (A) (1) OF RULE 485
     _X_   75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2) OF RULE 485
     ___   ON [DATE] PURSUANT TO PARAGRAPH (A)(2) OF RULE 485

--------------------------------------------------------------------------------
PROSPECTUS -- MAY 1, 2002
--------------------------------------------------------------------------------


PENN SERIES FUNDS, INC.
600 DRESHER ROAD, HORSHAM, PA 19044 TELEPHONE 800-523-0650
--------------------------------------------------------------------------------

                                MONEY MARKET FUND

                           LIMITED MATURITY BOND FUND

                                QUALITY BOND FUND

                              HIGH YIELD BOND FUND

                              FLEXIBLY MANAGED FUND


                                CORE EQUITY FUND


                               GROWTH EQUITY FUND

                              LARGE CAP VALUE FUND


                              LARGE CAP GROWTH FUND

                                 INDEX 500 FUND

                               MID CAP GROWTH FUND

                               MID CAP VALUE FUND


                              STRATEGIC VALUE FUND


                              EMERGING GROWTH FUND

                              SMALL CAP VALUE FUND

                            INTERNATIONAL EQUITY FUND


                                    REIT FUND


--------------------------------------------------------------------------------

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

     Penn Series Funds, Inc. ("Penn Series") is an investment company that provides investment options for variable annuity and variable life insurance contracts issued by The Penn Mutual Life Insurance Company ("Penn Mutual") and its subsidiary, The Penn Insurance and Annuity Company ("PIA"). Penn Series offers 18 different portfolios or "Funds" advised by Independence Capital Management, Inc. ("ICMI") and, in the case of certain Funds, sub-advised by T. Rowe Price Associates, Inc., Putnam Investment Management LLC, Franklin Advisers, Inc., Lord Abbett & Co., Heitman/PRA Securities Advisors LLC, Royce & Associates, Inc., Vontobel USA Inc., RS Investment Management, Inc., Neuberger Berman Management Inc., Turner Investment Partners, Inc. and Wells Capital Management Incorporated. One of the Funds, the Core Equity Fund, is currently available only to certain contracts issued by Penn Mutual in the qualified pension plan market.

----------------------------------------------------------------------------------------------------------------------
PROSPECTUS CONTENTS                                                                                       PAGE
----------------------------------------------------------------------------------------------------------------------
INVESTMENT SUMMARY...............................................................................................4

         Money Market Fund.......................................................................................4

         Limited Maturity Bond Fund..............................................................................6

         Quality Bond Fund.......................................................................................8

         High Yield Bond Fund...................................................................................10

         Flexibly Managed Fund..................................................................................12

         Core Equity Fund.......................................................................................14

         Growth Equity Fund.....................................................................................16

         Large Cap Value Fund...................................................................................18

         Large Cap Growth Fund..................................................................................20

         Capitalization Appreciation Fund.......................................................................21

         Index 500 Fund.........................................................................................22

         Mid Cap Growth Fund....................................................................................24

         Mid Cap Value Fund.....................................................................................26

         Strategic Value Fund...................................................................................28

         Emerging Growth Fund...................................................................................29

         Small Cap Value Fund...................................................................................31

         International Equity Fund..............................................................................33

         REIT Fund..............................................................................................35

ADDITIONAL INFORMATION..........................................................................................36

MANAGEMENT......................................................................................................36

         Investment Adviser.....................................................................................36

         Sub-Advisers...........................................................................................37

         Expenses and Limitations...............................................................................40

ACCOUNT POLICIES................................................................................................41

         Purchasing and Selling Fund Shares.....................................................................41

         How the Funds Calculate NAV............................................................................41

         Dividends and Distributions............................................................................42

         Taxes..................................................................................................42

FINANCIAL HIGHLIGHTS............................................................................................43

-------------------------------------------------------------------------------------------------------------------
INVESTMENT SUMMARY:  MONEY MARKET FUND

INVESTMENT ADVISER:                 Independence Capital Management, Inc.

INVESTMENT OBJECTIVE:               The investment objective of the Fund is to preserve shareholder capital, maintain liquidity and achieve the highest possible level of current income consistent therewith.

INVESTMENT STRATEGY:                The Fund will invest in a diversified portfolio of high-quality money market instruments, which are rated within the two highest credit categories assigned by recognized rating organizations or, if not rated, are of comparable investment quality as determined by the Adviser. Investments include commercial paper, U.S. Treasury securities, bank certificates of deposit and repurchase agreements. The Adviser looks for money market instruments that present minimal credit risks. Important factors in selecting investments include a company's profitability, ability to generate funds and capital adequacy, and liquidity of the investment. The Fund will invest only in securities that mature in 397 days or less. Penn Series policy is to maintain a stable price of $1.00 per share of the Fund.

RISKS OF INVESTING:                 The Fund may be appropriate for investors who want to minimize the risk of loss of principal and maintain liquidity of their investment, and at the same time receive a return on their investment. The Fund follows strict rules about credit risk, maturity and diversification of its investments. However, although the Fund seeks to preserve the value of your investment in shares of the Fund at $1.00 per share, there is no guarantee and it is still possible to lose money. An investment in the Fund is not insured or guaranteed by the
                                    Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE INFORMATION:            The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They include only those periods in which ICMI managed the Fund's investments. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the
                                    Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.


                                                         For years ended December 31

                                    2.53%     3.71%     5.51%     5.00%     5.15%     5.00%     4.66%     5.99%
                                    -----------------------------------------------------------------------------------
                                    1993      1994      1995      1996      1997      1998      1999      2000     2001



                                                     BEST QUARTER                WORST QUARTER
                                                        XX.XX%                       XX.XX%
                                                      (00/00/00)                   (00/00/00)

                                           AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2001)

                                            ------------------------------- ------------------------------
                                                                                  MONEY MARKET FUND
                                            ------------------------------- ------------------------------
                                            1 Year........................             XX.XX%
                                            ------------------------------- ------------------------------
                                            5 Year........................             XX.XX%
                                            ------------------------------- ------------------------------
                                            Since November 1, 1992(1).....             XX.XX%
                                            ------------------------------- ------------------------------

                                            (1)  Date ICMI began managing the Fund's investments.

                                            The current yield of the Money Market Fund for the seven-day period ended December 31, 2001 was XX.XX%.

-------------------------------------------------------------------------------------------------------------------
INVESTMENT SUMMARY:  LIMITED MATURITY BOND FUND

INVESTMENT ADVISER:                 Independence Capital Management, Inc.

INVESTMENT OBJECTIVE:               The investment objective of the Fund is to provide the highest available current income consistent with liquidity and low risk to principal; total return is secondary.

INVESTMENT STRATEGY:                The Fund invests primarily in short- to intermediate-term investment-grade debt securities of U.S. government and corporate issuers. The Adviser uses an active bond management approach. It seeks to find securities that are under-valued in the marketplace based on both a relative value analysis of individual securities combined with an analysis of macro-economic factors.
                                    With this approach, the Adviser attempts to identify securities that are under-valued based on their quality, maturity, and sector in the marketplace.
                                    The Adviser will purchase an individual security when doing so is also consistent with its macro-economic outlook, including its forecast of interest rates and its analysis of the yield curve (a measure of interest rates of securities with the same quality, but different maturities). In addition, the
                                    Adviser will opportunistically purchase securities to take advantage of inefficiencies of prices in the securities markets. The Adviser will sell a security when it believes that the security has been fully priced. The
                                    Adviser seeks to reduce credit risk by diversifying among many issuers and different types of securities.

                                    DURATION: The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates. Typically, with a 1% rise in interest rates, an investment's value may be expected to fall approximately 1% for each year of its duration. Although the Fund may invest in securities of any duration, under normal circumstances it maintains an average portfolio duration of one to three years.

                                    QUALITY: The Fund will invest primarily in investment grade debt securities and no more than 10% of its assets in "junk bonds."

                                    SECTORS:  The Fund will invest primarily in Corporate Bonds and U.S.
                                    Government Bonds, including Mortgage-Backed and Asset-Backed Securities.

                                    TURNOVER: Because the Adviser will look for inefficiencies in the market and sell when they feel a security is fully priced, turnover can be expected to be relatively high.

RISKS OF INVESTING:                 An investment in the Fund may be appropriate for investors who are seeking the highest current income consistent with liquidity and low risk to principal available through an investment in investment grade debt. The Fund's value will change primarily with the changes in the prices of fixed income securities (e.g., bonds) held by the Fund. The value of fixed income securities will vary inversely with changes in interest rates. A decrease in interest rates will generally result in an increase in value of the Fund.
                                    Conversely, during periods of rising interest rates, the value of the Fund will generally decline. Longer term fixed income securities tend to experience larger changes in value than shorter term securities because they are more sensitive to interest rate changes. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared to a portfolio with a higher duration.
                                    The prices of mortgage-backed securities may be particularly sensitive to changes in interest rates because of the risk that borrowers will become more or less likely to refinance their mortgages. For example, an increase in interest rates generally will reduce pre-payments, effectively lengthening the maturity of some mortgage-backed securities, and making them more volatile.
                                    Due to pre-payment risk, mortgage-backed securities may respond differently to changes in interest rates than other fixed income securities. As with investing in other securities whose prices increase or decrease in market value, you may lose money investing in the Fund.

-------------------------------------------------------------------------------------------------------------------

PERFORMANCE INFORMATION:            The bar chart shows the Fund's performance for its first complete year. The table shows performance for its first year and since inception, along with performance of a broad index used in comparing Fund performance. The information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of Fund performance.
                                    Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

                                                         For years ended December 31


                                    -----------------------------------------------------------------------------------
                                    2001


                                                     BEST QUARTER                WORST QUARTER
                                                        XX.XX%                       XX.XX%
                                                      (00/00/00)                   (00/00/00)

                                           AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2001)

                                    ------------------------------- ----------------------- ----------------------------
                                                                                                 SOLOMON BROTHERS
                                                                    LIMITED MATURITY BOND         AGENCY/TREASURY
                                                                             FUND               1 TO 5 YEAR INDEX(1)
                                    ------------------------------- ----------------------- ----------------------------
                                    1 Year....................              XX.XX%                    XX.XX%
                                    ------------------------------- ----------------------- ----------------------------
                                    Since May 1, 2000(2)......              XX.XX%                    XX.XX%
                                    ------------------------------- ----------------------- ----------------------------

                                    (1)  The Solomon Brothers Agency/Treasury 1 to 5 Year Index is an unmanaged index that is a widely recognized benchmark of general market performance.
                                         The index is a passive measure of [_____________] returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

                                    (2)  Date of inception.


INVESTMENT SUMMARY:  QUALITY BOND FUND
-------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:                 Independence Capital Management, Inc.

INVESTMENT OBJECTIVE:               The Fund seeks the highest income over the long term that is consistent with the preservation of principal.


INVESTMENT STRATEGY:                Under normal conditions, the Fund invests 80% of its net assets in marketable investment-grade debt securities. Investors in the Fund will be given 60 days' advance notice of any changes in this policy. The portfolio manager heads up a team of analysts that uses an active bond-management approach.  The
                                    Adviser seeks to find securities that are under-valued in the marketplace based on both a relative value analysis of individual securities combined with an analysis of macro-economic factors. With this approach, the Adviser attempts to identify securities that are under-valued based on their quality, maturity, and sector in the marketplace. The Adviser will purchase an individual security when doing so is also consistent with its macro-economic outlook, including its forecast of interest rates and its analysis of the yield curve (a measure of interest rates of securities with the same quality, but different maturities). In addition, the Adviser will opportunistically purchase securities to take advantage of inefficiencies of prices in the securities markets. The Adviser will sell a security when it believes that the security has been fully priced. The Adviser seeks to reduce credit risk by diversifying among many issuers and different types of securities.


                                    DURATION: The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates. Typically, with a 1% rise in interest rates, an investment's value may be expected to fall approximately 1% for each year of its duration. Duration is set for the portfolio generally at between 3.5 and 5.5 years, depending on the interest rate outlook.

                                    QUALITY:  The Fund will invest primarily in investment grade debt securities and no more than 10% of the net assets in "junk bonds."

                                    SECTORS:  The fund will invest primarily in the following sectors: Corporate
                                    Bonds, U.S. Government Bonds, U.S. Government Agency Securities, Commercial
                                    Paper, Collateralized Mortgage Obligations, and Asset-Backed Securities.


                                    TURNOVER: Because the portfolio management team looks for inefficiencies in the market and will sell when they feel a security is fully priced, turnover can be relatively high. The Fund's annual portfolio turnover rates for 2001, 2000, and
                                    1999 were XXXX%, 1,046.5%, and 815.1%, respectively.


RISKS OF INVESTING:                 An investment in the Fund may be appropriate for investors who are seeking investment income and preservation of principal. The Fund's value will change primarily with the changes in the prices of the fixed income securities (e.g., bonds) held by the Fund. The value of the fixed income securities will vary inversely with changes in interest rates. A decrease in interest rates will generally result in an increase in value of the Fund. Conversely, during periods of rising interest rates, the value of the Fund will generally decline. Longer term fixed income securities tend to experience larger changes in value than shorter term securities because they are more sensitive to interest rate changes. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared with a portfolio with a higher duration. The prices of mortgage-backed securities may be particularly sensitive to changes in interest rates because of the risk that borrowers will become more or less likely to refinance their mortgages. For example, an increase in interest rates generally will reduce pre-payments, effectively lengthening the maturity of some mortgage-backed securities, and making them more volatile. Due to pre-payment risk, mortgage-backed securities may respond differently to changes in interest rates than other fixed income securities. As with investing in other securities whose prices increase and decrease in market value, loss of money is a risk of investing in the Fund.

PERFORMANCE INFORMATION:            The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They only include those periods in which ICMI managed the Fund's investments. They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.


                                                               For years ended December 31

                                    11.67%    -5.29%    20.14%     4.14%     8.03%    10.17%     0.00%    12.00%
                                    -----------------------------------------------------------------------------------
                                     1993      1994      1995      1996      1997      1998      1999      2000     2001



                                                        BEST QUARTER               WORST QUARTER
                                                           XX.XX%                     XX.XX%
                                                         (00/00/00)                 (00/00/00)


                                           AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2001)

                                    ------------------------------- ------------------------- ---------------------------
                                                                                                SALOMON BROTHERS BROAD
                                                                       QUALITY BOND FUND       INVESTMENT BOND INDEX(1)
                                    ------------------------------- ------------------------- ---------------------------
                                    1 Year....................               XX.XX%                     XX.XX%
                                    ------------------------------- ------------------------- ---------------------------
                                    5 Year....................               XX.XX%                     XX.XX%
                                    ------------------------------- ------------------------- ---------------------------
                                    Since November 1, 1992(2).               XX.XX%                     XX.XX%
                                    ------------------------------- ------------------------- ---------------------------

                                    (1)  The Salomon Brothers Broad Investment Bond Index is an unmanaged index that is a widely recognized benchmark of general bond performance. The index is a passive measure of bond market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results. Prior to December 31, 2000, the Quality Bond Fund used the Lehman Aggregate Bond Index as its comparative index. The reason for the change of the broad index to the Lehman Aggregate Bond Index was
                                         _________________________. The average annual total return for the one-year, five-years and since-inception periods ended December 31, 2001 for the Lehman Aggregate Bond Index were XX.XX%, XX.XX% and X.XX%, respectively.


                                    (2)  Date ICMI began managing the Fund's investments.

-------------------------------------------------------------------------------------------------------------------
INVESTMENT SUMMARY:  HIGH YIELD BOND FUND

INVESTMENT ADVISER:                 Independence Capital Management, Inc.

SUB-ADVISER:                        T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE:               The investment objective of the Fund is to realize high current income.


INVESTMENT STRATEGY:                Under normal conditions, the Fund invests at least 80% of its assets in a widely diversified portfolio of high yield corporate bonds, often called "junk bonds," income-producing convertible securities and preferred stocks.
                                    Investors in the Fund will be given 60 days' advance notice of any changes to this policy. High yield bonds are rated below investment grade (BB and lower)
                                    and generally provide high income in an effort to compensate investors for their higher risk of default, that is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue-chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund's dollar-weighted average maturity generally is expected to be in the six- to twelve-year range. In selecting investments for the Fund, the Sub-Adviser relies extensively on its research analysts.
                                    When their outlook for the economy is positive, they may purchase slightly lower rated bonds in an effort to secure additional income and appreciation potential.  When they are less positive, they may gravitate toward higher rated junk bonds. The Fund may also invest in other securities, including futures and options, in keeping with its objective. The Fund may sell holdings for a variety of reasons, such as to adjust a portfolio's average maturity or quality, or to shift assets into higher yielding securities.


RISKS OF INVESTING:                 An investment in the Fund may be appropriate for long-term, risk-oriented investors who are willing to accept the greater risks and uncertainties of investing in high yield bonds in the hope of earning high current income. The
                                    Fund's value will change primarily with changes in the prices of the bonds held by the Fund. The value of bonds will vary inversely with changes in interest rates. A decrease in interest rates will generally result in an increase in value of the Fund. Conversely, during periods of rising interest rates, the value of the Fund will generally decline. Longer term fixed income securities tend to suffer greater declines than shorter term securities because they are more sensitive to interest rate changes.

                                    Investing in high yield bonds involves additional risks, including credit risk.
                                    The value of high yield, lower quality bonds is affected by the creditworthiness of the companies that issue the securities, general economic and specific industry conditions. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies which may impair their ability to make interest and principal payments. Therefore, the
                                    Fund's credit risk increases when the U.S. economy slows or enters a recession.
                                    The share price of the Fund is expected to be more volatile than the share price of a fund investing in higher quality securities, which react primarily to the general level of interest rates. In addition, the trading market for lower quality bonds may be less active and less liquid, that is, the Sub-Adviser may not be able to sell bonds at desired prices and large purchases or sales of certain high yield bond issues can cause substantial price swings. As a result, the price at which lower quality bonds can be sold may be adversely affected and valuing such lower quality bonds can be a difficult task. The Fund may be more vulnerable to interest rate risk if it is focusing on BB-rated bonds, since better-quality junk bonds follow the higher grade market to some extent. But if the Fund's focus is bonds rated B and below, credit risk will probably predominate. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:            The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.


                                                               For years ended December 31

                                    37.01%   15.80%   19.81%    7.33%   16.41%   13.87%   15.78%    4.75%   4.24%  -3.69%
                                    ----------------------------------------------------------------------------------------------
                                     1991     1992     1993     1994     1995     1996     1997     1998    1999    2000    2001



                                                            BEST QUARTER                 WORST QUARTER
                                                               XX.XX%                       XX.XX%
                                                             (00/00/00)                   (00/00/00)


                                            AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2001)

                                    ----------------------- ------------------------------------- ------------------------
                                                                                                       FIRST BOSTON
                                                                    HIGH YIELD BOND FUND            HIGH YIELD INDEX(1)
                                    ----------------------- ------------------------------------- ------------------------
                                    1 Year.............                     XX.XX%                         XX.XX%
                                    ----------------------- ------------------------------------- ------------------------
                                    5 Year.............                     XX.XX%                         XX.XX%
                                    ----------------------- ------------------------------------- ------------------------
                                    10 Year............                      X.XX%                         XX.XX%
                                    ----------------------- ------------------------------------- ------------------------


                                    (1)  The First Boston Index is a widely recognized benchmark of high yield bond performance. The index is a passive measure of bond market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

-------------------------------------------------------------------------------------------------------------------
INVESTMENT SUMMARY:  FLEXIBLY MANAGED FUND

INVESTMENT ADVISER:                 Independence Capital Management, Inc.

SUB-ADVISER:                        T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE:               The investment objective of the Fund is to maximize total return (capital appreciation and income).

INVESTMENT STRATEGY:                The Fund invests primarily in common stocks of established U.S. companies that it believes have above-average potential for capital growth. Common stocks typically constitute at least half of total assets. The remaining assets are generally invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt, foreign securities, futures and options, in keeping with the Fund's objective. The Fund's investments in common stocks generally fall into one of two categories. The larger category comprises long-term core holdings that the Sub-Adviser considers to be underpriced in terms of company assets, earnings, or other factors at the time they are purchased. The smaller category comprises opportunistic investments whose prices the Sub-Adviser expects to rise in the short term, but not necessarily over the long term. Since the Sub-Adviser attempts to prevent losses as well as achieve gains, it typically uses a "value approach" in selecting investments. Its in-house research team seeks to identify companies that seem under-valued by various measures, such as price/book value, and may be temporarily out of favor but have good prospects for capital appreciation.
                                    The Sub-Adviser may establish relatively large positions in companies it finds particularly attractive.

                                    The Fund's approach differs from that of many other stock funds. The Sub-Adviser works as hard to reduce risk as to maximize gains and may realize gains rather than lose them in market declines. In addition, the Sub-Adviser searches for the best risk/reward values among all types of securities. The portion of the Fund invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Fund's cash reserve may reflect the manager's ability to find companies that meet valuation criteria rather than his market outlook. Bonds and convertible securities may be purchased to gain additional exposure to a company or for their income or other features; maturity and quality are not necessarily major considerations. The
                                    Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

RISKS OF INVESTING:                 An investment in the Fund may be appropriate for investors who are seeking a relatively conservative approach to investing for total return and are willing to accept the risks and uncertainties of investing in common stocks and bonds. The Fund's value will change primarily with changes in the prices of the securities held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks.  In general, common stocks are more volatile than fixed income securities.
                                    However, over the long term, common stocks have shown greater potential for capital appreciation. A particular risk of the Sub-Adviser's value approach is that some holdings may not recover and provide the capital growth anticipated. A sizable cash or fixed income position may hinder the Fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the Fund's share value could be hurt by rising interest rates or credit downgrades or defaults.
                                    Convertible securities are also exposed to price fluctuations of the company's stock. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:            The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

                                                               For years ended December 31

                                     9.61%   15.79%    4.14%   22.28%   16.37%   15.65%    6.09%    7.15%  22.22%
                                    -------------------------------------------------------------------------------------
                                     1992     1993     1994     1995     1996     1997     1998     1999    2000    2001



                                                            BEST QUARTER                 WORST QUARTER
                                                               XX.XX%                       XX.XX%
                                                             (00/00/00)                   (00/00/00)


                                            AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2001)

                                     ----------------------- ------------------------------------ ---------------------
                                                                    FLEXIBLY MANAGED FUND              S&P 500(1)
                                     ----------------------- ------------------------------------ ---------------------
                                     1 Year................                 XX.XX%                       XX.XX%
                                     ----------------------- ------------------------------------ ---------------------
                                     5 Year................                 XX.XX                        XX.XX%
                                     ----------------------- ------------------------------------ ---------------------
                                     10 Year...............                 XX.XX%                       XX.XX%
                                     ----------------------- ------------------------------------ ---------------------


                                     (1)  The S&P 500 is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.


-------------------------------------------------------------------------------------------------------------------

INVESTMENT SUMMARY:  CORE EQUITY FUND


INVESTMENT ADVISER:                 Independence Capital Management, Inc.

INVESTMENT OBJECTIVE:               The investment objective of the Fund is to provide total return through a combination of current income and capital appreciation.

INVESTMENT STRATEGY:                The Fund invests primarily in common stocks of well established companies that the Adviser believes have long-term potential for above-average growth in earnings and income. The Adviser may from time to time invest in non-dividend paying companies with prospects for future income or capital appreciation.
                                    The Adviser may also use convertible bonds or preferred stock to enhance income as well as provide capital appreciation. The Adviser emphasizes companies that it believes are capable of generating strong earnings and sales gains in an increasingly global economy. Companies with consistent earnings growth are most able to provide a predictable level of current income as well as the potential for growth in income over time. By its nature the Fund invests primarily in large-capitalization companies.

RISKS OF INVESTING:                 An investment in the Fund may be appropriate for investors who are willing to accept the uncertainties of investing in common stocks in the hope of earning above-average growth in capital and income. The Fund's value will change primarily with changes in the prices of the stocks and other investments held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stock. In general, common stocks are more volatile than other investments, such as fixed income securities.
                                    However, over the long term, common stocks have shown greater potential for capital appreciation. By investing in common stocks of larger, well established companies, the Adviser seeks to avoid some of the volatility associated with smaller, less well established companies. Investing in companies with dividends may also reduce the volatility associated with common stock investing. In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth companies, may underperform compared to other market segments or the equity markets as a whole. Convertible bonds and preferred stocks may also be affected by the change in the level of interest rates and investor judgements about the quality of the issuer. As with investing in other securities whose prices increase or decrease in market value, you may lose money investing in the Fund.


PERFORMANCE INFORMATION:            The bar chart shows the Fund's performance for its first complete year. The table shows performance for its first year and since inception, along with performance of a broad index used in comparing Fund performance. The information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of Fund performance.
                                    Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

                                                         For years ended December 31


                                    -----------------------------------------------------------------------------------
                                    2001



                                                     BEST QUARTER                WORST QUARTER
                                                        XX.XX%                       XX.XX%
                                                      (00/00/00)                   (00/00/00)

                                           AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2001)

                                    ------------------------------- ----------------------- ----------------------------
                                                                       CORE EQUITY FUND           S&P 500 INDEX(1)
                                    ------------------------------- ----------------------- ----------------------------
                                    1 Year....................              XX.XX%                    XX.XX%
                                    ------------------------------- ----------------------- ----------------------------
                                    Since May 1, 2000(2)......              XX.XX%                    XX.XX%
                                    ------------------------------- ----------------------- ----------------------------

                                    (1)  The S&P 500 Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is an unmanaged capitalization-weighted index of 500 stocks representing all major industries. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

                                    (2)  Date of inception.


-------------------------------------------------------------------------------------------------------------------
INVESTMENT SUMMARY:  GROWTH EQUITY FUND

INVESTMENT ADVISER:                 Independence Capital Management, Inc.

INVESTMENT OBJECTIVE:               The investment objective of the Fund is to achieve long-term growth of capital and increase of future income.

INVESTMENT STRATEGY:                The Fund invests primarily in common stocks of well established companies that the Adviser believes have long-term growth potential.  In selecting the Fund's investments, the Adviser seeks companies that are expected to demonstrate long-term earnings growth that is greater than the projected growth rate of the economy as a whole.  The Adviser emphasizes those companies that it believes are capable of generating consistently strong earnings and sales gains in an increasingly global economy.  The Adviser believes that, over the long term, the earnings of well established companies will not be as adversely affected by unfavorable economic conditions as the earnings of more cyclical companies. Secondarily, the Adviser also considers the dividend paying potential of well established companies.

RISKS OF INVESTING:                 An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning above-average long-term growth of capital and income.  The Fund's value will change primarily with changes in the prices of the common stocks held by the Fund.  The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks.  In general, common stocks are more volatile than other investments, such as fixed income securities.  However, over the long term, common stocks have shown greater potential for capital appreciation.  By investing in the common stocks of larger, well established companies, the Adviser seeks to avoid some of the volatility associated with investment in smaller, less well established companies.  In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth companies, may underperform compared to other market segments or the equity markets as a whole.  As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:            The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  They include only those periods in which ICMI managed the Fund's investments.  The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the
                                    Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.

                                                               For years ended December 31

                                    12.43%    -8.12%    26.45%    19.76%    26.74%    41.67%    34.10%   -26.10%
                                    -----------------------------------------------------------------------------------
                                     1993      1994      1995      1996      1997      1998      1999     2000     2001



                                                            BEST QUARTER                 WORST QUARTER
                                                               XX.XX%                       XX.XX%
                                                             (00/00/00)                   (00/00/00)


                                            AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2001)

                                       --------------------------------- ---------------- -------------------------------
                                                                          GROWTH EQUITY            RUSSELL 1000
                                                                              FUND                   INDEX(1)
                                       --------------------------------- ---------------- -------------------------------
                                       1 Year......................          XX.XX%                   XX.XX%
                                       --------------------------------- ---------------- -------------------------------
                                       5 Year......................          XX.XX%                   XX.XX%
                                       --------------------------------- ---------------- -------------------------------
                                       Since November 1, 1992(2)...          XX.XX%                   XX.X%
                                       --------------------------------- ---------------- -------------------------------

                                       (1)  The Russell 1000 Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results. Prior to December 31, 2000, the Growth Equity Fund used the S&P 500 Index as its comparative index. The reason for the change of the broad index to the
                                            Russell 1000 Index was _____________________. The average annual total return for the one-year, five-year and since-inception periods ended December 31,
                                            2001 for the S&P 500 Index were XX.XX%, XX.XX% and XX.XX%, respectively.

                                       (2)  Date ICMI began managing the Fund's investments.


-------------------------------------------------------------------------------------------------------------------
INVESTMENT SUMMARY:  LARGE CAP VALUE FUND

INVESTMENT ADVISER:                 Independence Capital Management, Inc.

SUB-ADVISER:                        Putnam Investment Management LLC

INVESTMENT OBJECTIVE:               The investment objective of the Fund is to maximize total return (capital appreciation and income).


INVESTMENT STRATEGY:                Under normal conditions, the Fund invests at least 80% of its net assets in large capitalization companies. Investors in the Fund will be given 60 days' advance notice of any changes to this policy. Large capitalization companies are those with market capitalizations within the top 50% of companies in the Russell 1000 Index at the time of purchase (currently $4 billion market capitalization and above.) The Russell 1000 Index consists of the 1000 largest companies that have issued publicly traded securities.
                                    In selecting individual investments for the Fund, the Sub-Adviser attempts to find under-valued stocks that offer the potential for both current income and capital appreciation. To find such a stock, the Sub-Adviser considers a company's financial strength, competitive position in its industry and projected future earnings and dividends. The Sub-Adviser will purchase the common stock of a company when it believes that the stock is under-valued compared to its true worth.


RISKS OF INVESTING:                 An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of  investing in common stocks in the hope of earning above-average total return. The Fund's value will change primarily with changes in the prices of the common stocks held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. In addition, the Fund is subject to the risk that its principal market segment, large capitalization value companies, may underperform compared to other market segments or the equity markets as a whole. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:            The bar chart and table below show the performance of the Fund-- both year-by-year and as an average over different periods of time. They represent the performance of the Fund's previous manager for the period prior to May 1,
                                    2000. Since May 1, 2000, Putnam Investment Management LLC has been responsible for the Fund's day-to-day portfolio management. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

                                                               For years ended December 31

                                     7.08%     2.92%    37.48%    25.19%    24.98%     9.59%    -0.80%    12.64%
                                     -----------------------------------------------------------------------------------
                                     1993      1994      1995      1996      1997      1998      1999      2000     2001



                                                            BEST QUARTER                 WORST QUARTER
                                                               XX.XX%                       XX.XX%
                                                             (00/00/00)                   (00/00/00)


                                            AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2001)

                                         --------------------------------- ------------------ -------------------------
                                                                               LARGE CAP            RUSSELL 1000
                                                                              VALUE FUND              INDEX(1)
                                         --------------------------------- ------------------ -------------------------
                                         1 Year......................           XX.XX%                 XX.XX%
                                         --------------------------------- ------------------ -------------------------
                                         5 Year......................           XX.XX%                 XX.XX%
                                         --------------------------------- ------------------ -------------------------
                                         Since November 1, 1992(2)...           XX.XX%                 XX.XX%
                                         --------------------------------- ------------------ -------------------------

                                         (1)  The Russell 1000 Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

                                         (2)  Date OpCap Advisors, the Fund's previous manager, began managing the Fund's investments. Putnam Investment Management LLC replaced OpCap Advisors as manager of the Fund on May 1, 2000.


-------------------------------------------------------------------------------------------------------------------

INVESTMENT SUMMARY:  LARGE CAP GROWTH FUND
x
INVESTMENT ADVISER:                 Independence Capital Management, Inc.

SUB-ADVISER:                        Franklin Advisers, Inc.

INVESTMENT OBJECTIVE:               The investment objective of the Fund is to achieve long-term growth of capital
                                    (capital appreciation).

INVESTMENT STRATEGY:                Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of large capitalization growth companies. Investors in the Fund will be given 60 days' advance notice of any changes to this policy. Large cap companies are those with market capitalization within the top 50% of companies in the Russell 1000
                                    Index at the time of purchase (currently $4 billion market capitalization and above). The Russell 1000 Index consists of the 1000 largest companies that have issued publicly traded securities. The Fund's strategy is to invest in companies across a wide range of industries that have above-average growth potential and that are highly competitive within their industry. Focus will be on companies that have exhibited above average growth, strong financial records and quality management. The
                                    Sub-Adviser may also consider sectors that have superior growth potential and the fast growing, innovative companies within these sectors. From time to time, the Fund may have significant positions in particular sectors such as technology (including electronic technology, technology services, biotechnology and health technology) and telecommunications. In addition to investing in equity securities of large cap growth companies, the Fund may invest in a variety of other securities that the
                                    Sub-Adviser believes may help the Fund to achieve its objective of long-term growth of capital.

RISKS OF INVESTING:                 An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning above average long-term growth of capital. The Fund's value will change primarily with changes in the prices of the common stocks held by the
                                    Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks. Because the Fund invests in growth stocks, its share price may be more volatile than other types of investments. Also, to the extent that the Fund has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification. In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth companies, may underperform compared to other market segments or the equity markets as a whole. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the
                                    Fund.

PERFORMANCE INFORMATION:            The Fund commenced operations on May 1, 2002, and therefore no performance information is presented.


-------------------------------------------------------------------------------------------------------------------
INVESTMENT SUMMARY:  INDEX 500 FUND

INVESTMENT ADVISER:                 Independence Capital Management, Inc.

SUB-ADVISER:                        Wells Capital Management Incorporated

INVESTMENT OBJECTIVE:               The Fund's investment objective is total return (capital appreciation and income) which corresponds to that of the Standard & Poor's Composite Index of
                                    500 stocks.

INVESTMENT STRATEGY:                The Fund invests substantially all of its assets in securities listed in the
                                    S&P 500 Index which is comprised of 500 selected securities (mostly common stocks). The Sub-Adviser does not actively manage the Fund's assets using traditional investment analysis. Instead, the Sub-Adviser invests in each company in the S&P 500 Index in proportion to its weighting in the Index. In this manner, the Sub-Adviser attempts to match the return of the S&P 500 as closely as possible.

RISKS OF INVESTING:                 An investment in the Fund may be appropriate for investors who are willing to accept the uncertainties of investing in common stocks in the hope of earning a return consistent with the S&P 500 Index. The Fund's value will change primarily with changes in the prices of the stocks and other investments held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities.
                                    However, over the long term, common stocks have shown greater potential for capital appreciation. The Fund is also subject to the risk that the performance of the Fund may not correlate to that of the S&P 500 Index. In addition, the Fund is subject to the risk that the securities that comprise the S&P 500 may underperform other market segments or the equity markets as a whole. As with investing in other securities whose prices increase or decrease in market value, you may lose money investing in the Fund.


PERFORMANCE INFORMATION:            The bar chart shows the Fund's performance for its first complete year. The table shows performance for its first year and since inception, along with performance of a broad index used in comparing Fund performance. The information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of Fund performance.
                                    Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

                                                               For years ended December 31


                                     -----------------------------------------------------------------------------------
                                     2001



                                                            BEST QUARTER                 WORST QUARTER
                                                               XX.XX%                       XX.XX%
                                                             (00/00/00)                   (00/00/00)


                                            AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2001)

                                    ------------------------------- ----------------------- ----------------------------
                                                                        INDEX 500 FUND           [_______] INDEX(1)
                                    ------------------------------- ----------------------- ----------------------------
                                    1 Year....................              XX.XX%                    XX.XX%
                                    ------------------------------- ----------------------- ----------------------------
                                    Since May 1, 2000(2)......              XX.XX%                    XX.XX%
                                    ------------------------------- ----------------------- ----------------------------

                                    (1)  The [____________] Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of
                                         [_____________] returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

                                    (2)  Date of inception.



-------------------------------------------------------------------------------------------------------------------
INVESTMENT SUMMARY:  MID CAP GROWTH FUND

INVESTMENT ADVISER:                 Independence Capital Management, Inc.

SUB-ADVISER:                        Turner Investment Partners, Inc.

INVESTMENT OBJECTIVE:               The investment objective of the Fund is to maximize capital appreciation.


INVESTMENT STRATEGY:                Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of mid cap companies. Investors in the Fund will be given 60 days'
                                    advance notice of any changes to this policy. Midcap companies have market capitalization in the range of the Russell Midcap Index (currently $1.4 billion to
                                    $12 billion). The Fund will invest in securities of U.S. companies that the
                                    Sub-Adviser believes have strong earnings growth potential and that are diversified across economic sectors. The Fund will attempt to maintain sector concentrations that approximate those of the Russell Midcap Index. The Fund's exposure is generally limited to a maximum of 2% in any single issue. However, the Fund may hold up to two times the index weighting of those securities that comprise between 1% and 5% of the
                                    Index, and up to one and one-half times the index weighting of those securities that comprise more than 5% of the Index. Due to its investment strategy, the Fund may buy and sell securities frequently which may result in higher transaction costs.


RISKS OF INVESTING:                 An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in mid-cap stocks in the hope of achieving above-average capital appreciation. The Fund's value will change primarily with the changes in prices of the common stocks held by the Fund.
                                    The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of individual companies that issued the common stocks.  In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. In addition to the general risks of common stocks, an investment in mid-cap stocks may entail special risks. The prices of mid-cap stocks may be more volatile than investments in larger, more established companies. In addition, the Fund is subject to the risk that its principal market segment, medium capitalization growth companies, may underperform compared to other market segments or the equity markets as a whole. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.


PERFORMANCE INFORMATION:            The bar chart shows the Fund's performance for its first complete year. The table shows performance for its first year and since inception, along with performance of a broad index used in comparing Fund performance. The information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of Fund performance.
                                    Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

                                                               For years ended December 31

                                     -----------------------------------------------------------------------------------
                                     2001



                                                            BEST QUARTER                 WORST QUARTER
                                                               XX.XX%                       XX.XX%
                                                             (00/00/00)                   (00/00/00)


                                            AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2001)

                                    ------------------------------- ----------------------- ----------------------------
                                                                    LIMITED MATURITY BOND         RUSSELL MIDCAP
                                                                             FUND                    INDEX(1)
                                    ------------------------------- ----------------------- ----------------------------
                                    1 Year....................              XX.XX%                    XX.XX%
                                    ------------------------------- ----------------------- ----------------------------
                                    Since May 1, 2000(2)......              XX.XX%                    XX.XX%
                                    ------------------------------- ----------------------- ----------------------------

                                    (1)  The Russell Midcap Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of
                                         [_____________] returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

                                    (2)  Date of inception.


-------------------------------------------------------------------------------------------------------------------

INVESTMENT SUMMARY:  MID CAP VALUE FUND

INVESTMENT ADVISER:                 Independence Capital Management, Inc.

SUB-ADVISER:                        Neuberger Berman Management Inc.

INVESTMENT OBJECTIVE:               The investment objective of the Fund is to achieve growth of capital.


INVESTMENT STRATEGY:                Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of mid cap companies. Investors in the Fund will be given
                                    60 days' advance notice of any changes to this policy. Mid cap companies will have capitalization in the range of the Russell Midcap Index (currently $1.4 billion to $12 billion). In selecting individual securities, the Sub-Adviser seeks well-managed companies whose stock prices are under-valued. To identify these companies, the Sub-Adviser looks for strong business fundamentals, consistent cash flow, and a sound track record through all phases of the market cycle. The Sub-Adviser may also consider the company's position relative to competitors, a high level of stock ownership among management and a recent sharp decline in the stock price that appears to be the result of a short-term market over-reaction to negative news. The Sub-Adviser generally considers selling a stock when it reaches the Sub-Adviser's target price, when it fails to perform as expected, or when other opportunities appear more attractive. The Sub-Adviser seeks to reduce risk by diversifying among many companies and industries.


RISKS OF INVESTING:                 An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in mid-cap stocks in the hope of achieving above-average growth of capital. The Fund's value will change primarily with the changes in prices of the common stocks held by the Fund.
                                    The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. In addition to the general risks of common stocks, an investment in mid-cap stocks may entail special risks. The prices of mid-cap stocks may be more volatile than investments in larger, more established companies. In addition, the Fund is subject to the risks that its principal market segment, medium capitalization value companies, may underperform compared to other market segments or the equity markets as a whole. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.


PERFORMANCE INFORMATION:            The bar chart shows the Fund's performance for its first complete year. The table shows performance for its first year and since inception, along with performance of a broad index used in comparing Fund performance. The information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of Fund performance.
                                    Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

                                                               For years ended December 31


                                     -----------------------------------------------------------------------------------
                                     2001



                                                            BEST QUARTER                 WORST QUARTER
                                                               XX.XX%                       XX.XX%
                                                             (00/00/00)                   (00/00/00)


                                            AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2001)

                                    ------------------------------- ----------------------- ----------------------------
                                                                      MID CAP VALUE FUND         [_______] INDEX(1)
                                    ------------------------------- ----------------------- ----------------------------
                                    1 Year....................              XX.XX%                    XX.XX%
                                    ------------------------------- ----------------------- ----------------------------
                                    Since May 1, 2000(2)......              XX.XX%                    XX.XX%
                                    ------------------------------- ----------------------- ----------------------------

                                    (1)  The [____________] Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of
                                         [_____________] returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

                                    (2)  Date of inception.

-------------------------------------------------------------------------------------------------------------------

INVESTMENT SUMMARY:  STRATEGIC VALUE FUND

INVESTMENT ADVISER:                 Independence Capital Management, Inc.

SUB-ADVISER:                        Lord Abbett & Co.

INVESTMENT OBJECTIVE:               The investment objective of the Fund is to achieve growth of capital.

INVESTMENT STRATEGY:                Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of mid cap companies with market capitalization in the approximate range of $500 million to $10 billion. This market capitalization threshold may vary in response to changes in the markets. In selecting individual securities, the
                                    Sub-Adviser seeks well-managed companies whose stock prices are under-valued.
                                    Generally, the Fund, using a value approached, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. To identify these companies, the Sub-Adviser looks for changes in economies and financial environment, new or improved products or services, new or rapidly expanding markets, changes in management or structure of the company, price increases for the company's products or services, improved efficiencies resulting from new technologies or changes in distribution and changes in government regulation, political climate or competitive condition.

RISKS OF INVESTING:                 An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in mid-cap stocks in the hope of achieving above-average growth of capital. The Fund's value will change primarily with the changes in prices of the common stocks held by the Fund.
                                    The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. In addition to the general risks of common stocks, an investment in mid-cap stocks may entail special risks. The prices of mid-cap stocks may be more volatile than investments in larger, more established companies. In addition, the Fund is subject to the risks that its principal market segment, medium capitalization value companies, may underperform compared to other market segments or the equity markets as a whole. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:            The Fund commenced operations on May 1, 2002, and therefore no performance information is presented.

-------------------------------------------------------------------------------------------------------------------
INVESTMENT SUMMARY:  EMERGING GROWTH FUND

INVESTMENT ADVISER:                 Independence Capital Management, Inc.

SUB-ADVISER:                        RS Investment Management, Inc.

INVESTMENT OBJECTIVE:               The investment objective of the Fund is capital appreciation.


INVESTMENT STRATEGY:                Under normal conditions, the Fund invests primarily in common stocks of emerging growth companies. In selecting the Fund's investments, the
                                    Sub-Adviser seeks companies that have the potential, based on superior products or services, operating characteristics, and financial capabilities, for growth more rapid than the overall economy. The Sub-Adviser considers a company's rate of earnings growth and the quality of management, the return on equity, and the financial condition of the company. In addition to these factors, the Sub-Adviser focuses on companies that enjoy a competitive advantage in the marketplace. The Sub-Adviser emphasizes companies in those sectors of the economy that are experiencing rapid growth.


RISKS OF INVESTING:                 An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in emerging growth companies in the hope of earning above-average capital appreciation. The Fund's value will change with changes in the prices of the investments held by the Fund.
                                    The prices of common stocks held by the Fund will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities.
                                    However, over the long term, common stocks have shown greater potential for capital appreciation. In addition to the general risks of common stocks, an investment in small-cap stocks may entail special risks. Small-cap stocks may be more volatile and less liquid than investments in larger, more established companies. Smaller capitalization companies may have limited product lines, markets or financial resources and may depend on a limited management group.
                                    As a result, smaller capitalization companies may be more vulnerable to adverse business or market developments. In addition, the Fund is subject to the risk that its principal market segment, small capitalization emerging growth companies, may underperform compared to other market segments or the equity markets as a whole. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the
                                    Fund.

PERFORMANCE INFORMATION:            The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.


                                                               For years ended December 31

                                            35.7%              185.03%            -28.54%
                                            -----------------------------------------------------------------
                                            1998                1998                2000                2001



                                                            BEST QUARTER                 WORST QUARTER
                                                               XX.XX%                       XX.XX%
                                                             (00/00/00)                   (00/00/00)


                                            AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2001)

                                    ------------------------------- ----------------------- ----------------------------
                                                                     EMERGING GROWTH FUND   RUSSELL 2000 GROWTH INDEX(1)
                                    ------------------------------- ----------------------- ----------------------------
                                    1 Year....................              XX.XX%                    XX.XX%
                                    ------------------------------- ----------------------- ----------------------------
                                    Since May 1, 1997(2)......              XX.XX%                    XX.XX%
                                    ------------------------------- ----------------------- ----------------------------


                                    (1)  The Russell 2000 Growth Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the
                                         Fund's results.

                                    (2)  Date of inception.

-------------------------------------------------------------------------------------------------------------------
INVESTMENT SUMMARY:  SMALL CAP VALUE FUND

INVESTMENT ADVISER:                 Independence Capital Management, Inc.

SUB-ADVISER:                        Royce & Associates, Inc.

INVESTMENT OBJECTIVE:               The investment objective of the Fund is to seek capital appreciation.


INVESTMENT STRATEGY:                Under normal circumstances, the Fund invests 80% of its assets in common stocks of small-cap companies. Investors will be given 60 days' advance notice of any change in this policy. Small cap companies will have market capitalization in the range of the Russell 2000 Index (currently under $1.4 billion). The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index.
                                    The Russell 3000 Index consists of the 3000 largest U.S. companies that have issued publicly traded securities. The Fund will attempt to take advantage of what the
                                    Sub-Adviser believes are opportunistic situations for under-valued securities. Such opportunities may include turnarounds, emerging growth companies with interrupted earnings patterns, companies with unrecognized asset value or under-valued growth companies. The Fund will invest primarily in companies with a market capitalization of $1.5 billion or less.


RISKS OF INVESTING:                 An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in small-cap stocks in the hope of earning above-average capital appreciation. The Fund's value will change primarily with changes in the prices of the stocks and other investments held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation.

                                    In addition to the general risks of common stocks, an investment in small-cap stocks may entail special risks. Small-cap stocks may be more volatile and less liquid than investments in larger, more established companies. Smaller capitalization companies may have limited product lines, markets or financial resources and may depend on a limited management group. As a result, smaller capitalization companies may be more vulnerable to adverse business or market developments. These risks are even greater for the micro-cap companies that the
                                    Fund owns. Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements. Micro-cap companies are even more vulnerable to adverse business and market developments.


                                    The Fund's ability to achieve its goal will depend largely on the Sub-Adviser's skill in selecting the Fund's investments using its opportunistic approach. In addition, the Fund is subject to the risk that its principal market segment, small capitalization companies, may underperform compared to other market segments or the equity markets as a whole. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:            The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  They represent the performance of the Fund's previous manager.  Since May 1, 2000, Royce &
                                    Associates, Inc. has been responsible for the Fund's day-to-day portfolio management.  The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract.  If it did, returns would be lower.


                                                               For years ended December 31

                                     19.76%           23.02%            -9.16%            -1.33%           13.73%
                                     ---------------------------------------------------------------------------------------------
                                      1996             1997              1998              1999             2000              2001


                                                            BEST QUARTER                 WORST QUARTER
                                                               XX.XX%                       XX.XX%
                                                             (00/00/00)                   (00/00/00)

                                            AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2001)

                                    -------------------------------------- ------------------- ---------------------
                                                                            SMALL CAP VALUE     RUSSELL 2000 VALUE
                                                                                  FUND               INDEX(1)
                                    -------------------------------------- ------------------- ---------------------
                                    1 Year..............................         XX.XX%               XX.XX%
                                    -------------------------------------- ------------------- ---------------------
                                    5 Years.............................         XX.XX%               XX.XX%
                                    -------------------------------------- ------------------- ---------------------
                                    Since March 1, 1995 (2).............         XX.XX%               XX.XX%
                                    -------------------------------------- ------------------- ---------------------

                                    (1)  The Russell 2000 Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.


                                    (2)  Date of Inception. Royce & Associates, Inc. became the new manager of the
                                         Fund on May 1, 2000.


-------------------------------------------------------------------------------------------------------------------
INVESTMENT SUMMARY:  INTERNATIONAL EQUITY FUND

INVESTMENT ADVISER:                 Independence Capital Management, Inc.

SUB-ADVISER:                        Vontobel USA Inc.

INVESTMENT OBJECTIVE:               The investment objective of the Fund is to achieve capital appreciation.


INVESTMENT STRATEGY:                The Fund invests primarily in large capitalization common stocks of companies operating in the countries in Europe and the Pacific Basin that are generally considered to have developed markets. These include the eleven Euro-zone countries (France, Germany, Italy, Spain, Portugal, Finland, Ireland, Belgium,
                                    the Netherlands, Luxembourg and Austria), the United Kingdom, Denmark, Sweden,
                                    Switzerland, Norway, Japan, Hong Kong, Australia, New Zealand and Singapore.
                                    Using a bottom-up investment approach, focusing on individual stock selection, the Sub-Adviser seeks to identify high quality growth companies. Typically, these tend to be industry leaders that can sustain their superior records of quality earnings growth and operational profitability. The Sub-Adviser's goal is to construct a portfolio of the best companies in the developed markets of
                                    Europe and the Pacific Basin without significant deviations from the weightings of the MSCI EAFE Index. With approximately 80-100 stocks, the Fund also seeks to be well diversified in terms of industry exposure.


RISKS OF INVESTING:                 An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of international investing in the hope of realizing capital appreciation while diversifying their investment portfolio.
                                    The Fund's value will change primarily with changes in the prices of the common stocks held by the Fund. The prices of common stocks held by the Fund will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In addition to the general risks of common stocks, foreign investing involves the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Fund's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Fund's investments. These changes may happen separately from and in response to events that do not otherwise affect the value of the security in the issuing company's home country. The Sub-Adviser may invest in certain instruments, such as forward currency exchange contracts and may use certain techniques such as hedging, to manage these risks. However, the Sub-Adviser cannot guarantee that it will succeed in doing so. In certain markets, it may not be possible to hedge currency risk. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:            The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time.  They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.  Past performance does not necessarily indicate how the Fund will perform in the future.  This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.


                                                               For years ended December 31

                                     38.14%    -6.31%    13.80%    16.87%    10.41%    18.85%    45.78%   -18.67%
                                     -----------------------------------------------------------------------------------
                                      1993      1994      1995      1996      1997      1998      1999      2000     2001



                                                            BEST QUARTER                 WORST QUARTER
                                                               XX.XX%                       XX.XX%
                                                             (00/00/00)                   (00/00/00)


                                            AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2001)

                                     --------------------------------- --------------------------- ----------------------
                                                                          INTERNATIONAL EQUITY          MSCI EAFE
                                                                                  FUND                   INDEX(1)
                                     --------------------------------- --------------------------- ----------------------
                                     1 Year..........................            XX.XX%                   XX.XX%
                                     --------------------------------- --------------------------- ----------------------
                                     5 Year..........................            XX.XX%                   XX.XX%
                                     --------------------------------- --------------------------- ----------------------
                                     Since November 2, 1992(2).......            XX.XX%                   XX.XX%
                                     --------------------------------- --------------------------- ----------------------


                                     (1)  The Morgan Stanley Capital International EAFE Index is an unmanaged index that is a widely recognized benchmark of International Equity performance.
                                          The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

                                     (2)  Date of Inception.

-------------------------------------------------------------------------------------------------------------------

INVESTMENT SUMMARY:  REIT FUND

INVESTMENT ADVISER:                 Independence Capital Management, Inc.

SUB-ADVISER:                        Heitman/PRA Securities Advisors LLC.

INVESTMENT OBJECTIVE:               The investment objective of the Fund is to achieve a high total return consistent with reasonable investment risks.

INVESTMENT STRATEGY:                Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of real estate investment trusts ("REITs"). Investors in the Fund will be given 60 days' advance notice of any changes to this policy.
                                    A REIT is a separately managed trust that makes investments in various real estate businesses. A REIT may invest in real estate such as shopping centers, office buildings, apartment complexes, hotels and casinos. In addition, the
                                    Fund may invest up to 20% of its total assets in equity securities of (i)
                                    companies not principally engaged in the real estate business, but which are engaged in businesses related to real estate, such as manufacturers and distributors of building supplies, financial institutions that make or service mortgages; and (ii) companies whose real estate assets are substantial relative to the companies' stock market valuations, such as retailers, railroads and paper and forest products companies. The Sub-Adviser intends to buy securities that are selling at a discount to its underlying market value of the underlying real estate. The Sub-Adviser will re-evaluate and consider selling securities that become overvalued or no longer contain these fundamental characteristics. The Fund anticipates that approximately 10% to
                                    15% of the REITs it holds will have operating histories of less than three years.

RISKS OF INVESTING:                 An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of real estate and real estate related investing in the hope of realizing capital appreciation while diversifying their investment portfolio. The prices of the securities held in the Fund will fluctuate. Price movements may occur because of changes in the financial markets, the company's individual situation or industry changes. These risks are greater for companies with small or medium market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies. REITs may expose the Fund to risks similar to those associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders. The Fund is concentrated, which means compared to a non-concentrated fund, it invests a higher percentage of its assets in the real estate sector of the market. As a result, the economic, political and regulatory developments in that industry have a greater impact on the
                                    Fund's net asset value and will cause its shares to fluctuate more that if the
                                    Fund did not concentrate its investments. Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION:            The Fund commenced operations on May 1, 2002, and therefore no performance information is presented.


--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

TEMPORARY INVESTING: When a Fund's Adviser or Sub-Adviser believes that changes in economic, financial or political conditions warrant, each Fund, except for the Index 500 Fund, may invest without limit in money market instruments and other short-term fixed income securities. If they incorrectly predict the effects of these changes, such defensive investments may adversely affect Fund performance.

PORTFOLIO TURNOVER: Consistent with their investment objectives, the Funds may sell securities without regard to the effect on portfolio turnover. A high rate of portfolio turnover may result in increased transaction costs.

INDEX 500 FUND: "S&P 500 Index" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Penn Series Funds, Inc. The Index 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Index 500 Fund.

MANAGEMENT

INVESTMENT ADVISER


INDEPENDENCE CAPITAL MANAGEMENT, INC. Independence Capital Management, Inc. ("ICMI") serves as investment adviser to each of the Funds. ICMI is a wholly-owned subsidiary of Penn Mutual, a life insurance company that has been in the insurance and investment business since the late 1800s. Penn Mutual and its subsidiaries currently have assets under management of over $____ billion. ICMI was organized in June 1989 and, in addition to serving as investment adviser to the Funds, also serves as investment adviser to corporate and pension fund accounts. Its offices are located at 600 Dresher Road, Horsham, Pennsylvania 19044. As of December 31, 2001, ICMI serves as investment adviser for over $____ billion of investment assets.

ICMI provides day-to-day portfolio management services for the MONEY MARKET, LIMITED MATURITY BOND, QUALITY BOND, CORE EQUITY, and GROWTH EQUITY FUNDS.


Nils L. Berglund, Vice President of Independence Capital Management, Inc. and Richardson T. Merriman, Senior Vice President of Independence Capital Management, Inc., are primarily responsible for the day-to-day management of the Growth Equity Fund. Mr. Merriman has been responsible for management of the Growth Equity Fund since 1995, assisted by Mr. Berglund. In addition to serving as officers of Independence Capital Management, Inc., Messrs. Merriman and Berglund serve as President and Senior Vice President, respectively, of The Pennsylvania Trust Company.


JoAnne T. Fredericks and George C. McFarland, Jr., Vice Presidents of Independence Capital Management, Inc., are primarily responsible for the day-to-day management of the Core Equity Fund. Ms. Fredericks has also served as Senior Vice President of The Pennsylvania Trust Company since April 2000 and prior thereto, was Senior Vice President at First Investment Advisors, a division of First Union Bank. Mr. McFarland has also served as Vice President of The Pennsylvania Trust Company since April 1998 and prior thereto, was an attorney at High, Swartz, Roberts & Seidel LLP.


Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., manages the Money Market, Limited Maturity Bond and Quality Bond Funds. He has served as portfolio manager of the Money Market and Quality Bond Funds since November 1992 and the Limited Maturity Bond Fund since its inception in May 2000. Mr. Sherman is Executive Vice President and Chief Investment Officer of Penn Mutual; prior to May 1996, he was Vice President, Fixed Income Portfolio Management, Penn Mutual.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
--------------------------------------------------------------------------------


In addition, ICMI provides investment management services to the HIGH YIELD BOND, FLEXIBLY MANAGED, LARGE CAP VALUE, LARGE CAP GROWTH FUND, INDEX 500, MID CAP GROWTH, MID CAP VALUE, STRATEGIC VALUE FUND, SMALL CAP VALUE, EMERGING GROWTH, INTERNATIONAL EQUITY, and REIT FUNDS through sub-advisers that are specially selected and qualified to manage the Funds.

MANAGER OF MANAGERS STRUCTURE. ICMI acts as "manager of manager" for the Funds. In this capacity, ICMI has hired sub-advisers to manage the assets of the HIGH YIELD BOND, FLEXIBLY MANAGED, LARGE CAP VALUE, LARGE CAP GROWTH, INDEX 500, MID CAP GROWTH, MID CAP VALUE, STRATEGIC VALUE FUND, SMALL CAP VALUE, EMERGING GROWTH, INTERNATIONAL EQUITY, and REIT FUNDS. ICMI remains responsible for the performance of these Funds as it recommends hiring or changing sub-advisers to the Company's Board of Directors. Each sub-adviser makes investment decisions for the Fund it manages. ICMI oversees the sub-advisers to ensure compliance with the Fund's investment policies and guidelines, and monitors each sub-adviser's adherence to its investment style.

Shareholders of the HIGH YIELD BOND, FLEXIBLY MANAGED, CORE EQUITY, LARGE CAP VALUE, LARGE CAP GROWTH, EMERGING GROWTH, STRATEGIC VALUE FUND, SMALL CAP VALUE, INTERNATIONAL EQUITY and REIT FUNDS have authorized ICMI, subject to the supervision and approval of the Company's Board of Directors, to hire and terminate sub-advisers without shareholder approval.


ICMI currently manages the assets of the MONEY MARKET, QUALITY BOND AND GROWTH EQUITY FUNDS. While it has no present intention to do so, shareholders of these Funds have authorized ICMI, subject to the supervision and approval of the Company's Board of Directors, to hire sub-advisers without shareholder approval.

Shareholders of the LIMITED MATURITY BOND, INDEX 500, MID CAP GROWTH AND MID CAP VALUE FUNDS may, in the future, be asked to approve a proposal authorizing ICMI subject to the supervision and approval of the Company's Board of Directors, to hire, terminate and replace sub-advisers without shareholder approval.

SUB-ADVISERS


T. ROWE PRICE ASSOCIATES, INC. T. Rowe Price Associates, Inc. ("Price Associates") is sub-adviser to the FLEXIBLY MANAGED and the HIGH YIELD BOND FUNDS. As sub-adviser, Price Associates provides day-to-day portfolio management services to the Funds. Price Associates was incorporated in 1947 as successor to the investment counseling firm founded by the late Mr. Thomas Rowe Price, Jr. in 1937. T. Rowe Price Group, Inc. owns 100% of the stock of Price Associates. Its corporate home office is located at 100 East Pratt Street, Baltimore, Maryland 21202. Price Associates serves as investment adviser to a variety of individual and institutional investors accounts, including other mutual funds. As of December 31, 2001, Price Associates and its affiliates managed more than $___ billion of assets for over eight million individual and institutional accounts.

Stephen W. Boesel, Managing Director of Price Associates, is Chairman of the Committee that manages the Flexibly Managed Fund. Mr. Boesel has day-to-day responsibility for managing the Fund and works with the Committee is developing and executing the Fund's investment program. Mr. Boesel has been managing investments since joining Price Associates in 1973.


Mark J. Vaselkiv, Managing Director of Price Associates, has been primarily responsible for the day-to-day investment management of the High Yield Bond Fund since 1996. During the past five years, he has been a Vice President and a portfolio manager in the taxable bond department of Price Associates.

PUTNAM INVESTMENT MANAGEMENT LLC. Putnam Investment Management LLC ("Putnam") is sub-adviser to the LARGE CAP VALUE FUND. As sub-adviser, Putnam provides investment management services to the Fund. Putnam is located at One Post Office Square, Boston, Massachusetts 02109. As of December 31, 2001, Putnam and its affiliates had approximately $____ billion in assets under management.


Deborah F. Kuenster is primarily responsible for the day-to-day portfolio management of the Large Cap Value Fund. Ms. Kuenster is Managing Director, Chief Investment Officer of the Large Cap Value Equities Group of Putnam and joined Putnam in 1997. Prior to joining Putnam, Ms. Kuenster was a Senior Portfolio Manager of DuPont Pension Fund Investment from 1989 to 1997. Ms. Kuenster has more than 21 years of investment experience and is a Chartered Financial Analyst.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
--------------------------------------------------------------------------------


FRANKLIN ADVISERS, INC. Franklin Advisers, Inc. ("Franklin Advisers") is the sub-adviser to the LARGE CAP GROWTH FUND. As sub-adviser, Franklin Advisers provides investment management to the Fund. Franklin Advisers, an indirect wholly-owned subsidiary of Franklin Resources, Inc., is located at One Franklin Parkway, San Mateo, California 94003-1906. As of December 31, 2001, Franklin Advisers and its affiliates had approximately $_______ billion in assets under management.

Kent Shepherd and William Hawes are primarily responsible for the day-to day portfolio management of the Large Cap Growth Fund. Mr. Shepard has been a manager of the Fund since April 1999, and has been with Franklin Advisers since 1991. Mr. Hawes has been a manager of the Fund since January 1, 2001. He joined Franklin Advisers in 1998. Previously, he was with North American Mortgage Company.

LORD, ABBETT & Co. Lord, Abbett & Co. ("Lord Abbett") is sub-adviser to the STRATEGIC VALUE FUND. As sub-adviser, Lord Abbett provides day-to day portfolio management services to the Fund. Lord Abbett is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $42 billion in more than 40 mutual fund portfolios and other advisory accounts.

Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. Edward von der Linde is primarily responsible for the day-to day portfolio management services to the Fund. Mr. von der Linde, Partner and Portfolio Manager, joined Lord Abbett in 1988, and has been in the investment business since 1985.

HEITMAN/PRA SECURITIES ADVISORS LLC. Heitman/PRA Securities Advisors LLC ("Heitman") is sub-adviser to the REIT FUND. As sub-adviser, Heitman provides day-to-day portfolio management services to the Fund. Heitman is located at 180 North LaSalle Street, Suite 3600, Chicago, Illinois, 60601. Heitman is wholly owned by Heitman Financial LLC, an affiliate of Pilgrim Baxter and Old Mutual
(US) Holdings Inc. (formerly named United Asset Management Corporation). Heitman has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1987. As of December 31, 2001, Heitman had approximately $____ billion in assets under management.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
--------------------------------------------------------------------------------


Timothy J. Pire, Reagan A. Pratt and Larry S. Antonatos are primarily responsible for the day-to-day management of the Fund. Timothy J. Pire, CFA, is president of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Prior to joining the sub-adviser, Mr. Pire served as vice president and research analyst with PRA Securities Advisors, L.P. from 1992 to 1994.

Reagan A. Pratt is vice president of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Prior to joining the sub-adviser, Mr. Pratt served as vice president of investment research for Heitman Capital Management in Chicago from 1994 to 1997.

Larry S. Antonatos is vice president of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Mr. Antonatos also oversees Heitman's trading positions. Prior to joining Heitman, Mr. Antonatos served as associate director with Fitch Investors Service, L.P. in New York City (1997-1998) and as a Fund manager with Equitable Real Estate Investment Management, Inc. in Chicago from 1992 to 1997.

WELLS CAPITAL MANAGEMENT INCORPORATED. Wells Capital Management Incorporated ("Wells") is sub-adviser to the INDEX 500 FUND. As sub-adviser, Wells provides day-to-day portfolio management services to the Fund. Wells is located at 525 Market Street, 10th Floor, San Francisco, California 94105. As of December 31, 2001, Wells and its affiliates had approximately $___ billion in assets under management.


David D. Sylvester and Laurie R. White have primary responsibility for the day-to-day management of the Index 500 Fund. Mr. Sylvester is an Executive Vice President at Wells and has been affiliated with Wells or its affiliates since 1979. Ms. White has been a Managing Director at Wells and has been affiliated with Wells or its affiliates since 1991.


TURNER INVESTMENT PARTNERS, INC. Turner Investment Partners, Inc. ("Turner") is sub-adviser to the MID CAP GROWTH FUND. As sub-adviser, Turner provides investment management services to the Fund. Turner is located at 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312. As of December 31, 2001, Turner had approximately $____ billion in assets under management.


Chris McHugh, Bill McVail and Robert Turner are primarily responsible for the day-to-day portfolio management of the Mid Cap Growth Fund. Mr. McHugh is Senior Equity Fund Portfolio Manager of Turner and joined Turner in 1990. Mr. McVail is Senior Equity Portfolio Manager of Turner and joined Turner in 1998. Prior to 1998, Mr. McVail was Portfolio Manager at PNC Equity Advisors. Mr. Turner founded Turner in 1990 and serves as Turner's Chairman and Chief Investment Officer.


NEUBERGER BERMAN MANAGEMENT, INC. Neuberger Berman Management, Inc. ("Neuberger Berman") is sub-adviser to the MID CAP VALUE FUND. As sub-adviser, Neuberger Berman provides investment management services to the Fund. Neuberger Berman is located at 605 Third Avenue, 2nd Floor, New York, New York 10158. As of December 31, 2001, Neuberger Berman and its affiliates had approximately $____ billion in assets under management.


Robert I. Gendelman is primarily responsible for the day-to-day management of the Mid Cap Value Fund's assets. Mr. Gendelman is a Vice President of Neuberger Berman and is a Managing Director of Neuberger Berman, LLC. Mr. Gendelman has been a portfolio manager with Neuberger Berman since 1994.


ROYCE & ASSOCIATES, INC. Royce & Associates, Inc. ("Royce") is sub-adviser to the SMALL CAP VALUE FUND. As sub-adviser, Royce provides investment management services to the Fund. Royce is located at 1414 Avenue of the Americas, New York, New York 10019. As of December 31, 2001, Royce had approximately $___ billion in assets under management.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
--------------------------------------------------------------------------------

Boniface A. Zaino has primary responsibility for the day-to-day investment management of the Fund. Mr. Zaino is a Managing Director and Senior Portfolio Manager at Royce. He joined Royce in 1998 from Trust Company of the West where he was Group Managing Director since 1984.


RS INVESTMENT MANAGEMENT, INC. (formerly, Robertson Stephens Investment Management, Inc.) RS Investment Management, Inc. ("RSIM") is sub-adviser to the EMERGING GROWTH FUND. As sub-adviser, RSIM provides day-to-day portfolio management services to the Fund. RSIM is located at 388 Market Street, San Francisco, California 94111. As of December 31, 2001, RSIM managed more than $___ billion for individual and institutional clients.


James Callinan, Portfolio Manager of RSIM, is responsible for managing the Emerging Growth Fund. Mr. Callinan has more than ten years of investment research and management experience. From 1986 until June 1996, Mr. Callinan was employed by Putnam Investments, where, beginning in June 1994, he served as Portfolio Manager of the Putnam OTC Emerging Growth Fund. Mr. Callinan received an A.B. in economics from Harvard College, an M.S. in accounting from New York University, and an M.B.A. from Harvard Business School, and is a Chartered Financial Analyst.


VONTOBEL USA INC. Vontobel USA Inc. ("Vontobel") is sub-adviser to the INTERNATIONAL EQUITY FUND. As sub-adviser, Vontobel provides day-to-day portfolio services to the Fund. Vontobel is a wholly owned subsidiary of Vontobel Holding AG, and an affiliate of Bank Vontobel AG, one of the largest private banks and brokerage firms in Switzerland. Its principal place of business is located at 450 Park Avenue, New York, New York 10022. As of December 31, 2001, Vontobel managed assets of over $___ billion, a substantial part of which was invested outside of the United States. The Vontobel group of companies has investments in excess of $___ billion under management.

Rajiv Jain is responsible for the day-to-day investment management of the International Equity Fund. Mr. Jain is a First Vice President of Vontobel, having joined Vontobel in November of 1994 as an equity analyst and Associate Manager of Vontobel's global equity portfolios. Prior thereto, he served as an equity analyst with Swiss Bank Corporation, New York.


EXPENSES AND LIMITATIONS

The Funds bear all expenses of its operations other than those incurred by its investment adviser and sub-advisers under the investment advisory agreement and investment sub-advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. In particular, each Fund pays investment advisory fees, administrator's fees, shareholder servicing fees and expenses, custodian and accounting fees and expenses, legal and auditing fees, expenses of printing and mailing prospectuses and shareholder reports, registration fees and expenses, proxy and annual meeting expenses, and directors' fees and expenses.

The investment adviser, the investment sub-advisers and/or Penn Mutual have contractually agreed to waive fees or reimburse expenses to the extent the Fund's total expense ratio (excluding interest, taxes, brokerage, other expenses which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses, but including investment advisory and administrative and corporate services fees) exceeds the expense limitation for the Fund. The contractual expense limitations for the Funds are as follows:

-------------------------------- --------------------------- --------------------------- ---------------------------
             FUND                    EXPENSE LIMITATION                 FUND                 EXPENSE LIMITATION
-------------------------------- --------------------------- --------------------------- ---------------------------
         Money Market                      0.80%                  Large Cap Value                  1.00%
-------------------------------- --------------------------- --------------------------- ---------------------------
     Limited Maturity Bond                 0.90%*                    Index 500                     0.40%*
-------------------------------- --------------------------- --------------------------- ---------------------------
         Quality Bond                      0.90%                   Mid Cap Growth                  1.00%
-------------------------------- --------------------------- --------------------------- ---------------------------
        High Yield Bond                    0.90%                   Mid Cap Value                   1.00%
-------------------------------- --------------------------- --------------------------- ---------------------------
       Flexibly Managed                    1.00%                  Emerging Growth                  1.15%
-------------------------------- --------------------------- --------------------------- ---------------------------
          Core Equity                      1.00%                  Small Cap Value                  1.15%
-------------------------------- --------------------------- --------------------------- ---------------------------
         Growth Equity                     1.00%                International Equity               1.50%
-------------------------------- --------------------------- --------------------------- ---------------------------
       Large Cap Growth                    1.00%                Capital Appreciation               1.00%
-------------------------------- --------------------------- --------------------------- ---------------------------
        Strategic Value                    1.25%                     REIT Fund                     1.25%
-------------------------------- --------------------------- --------------------------- ---------------------------

* Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Limited Maturity Bond Fund's total expenses do not exceed 0.64% and the Index 500 Fund's total expenses do not exceed 0.25%.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
--------------------------------------------------------------------------------


All waivers of fees or reimbursements of expenses with respect to the Flexibly Managed, High Yield Bond, and Emerging Growth Funds will be shared equally by the sub-advisers and Penn Mutual. For the Money Market, Quality Bond, Growth Equity, Large Cap Value and Small Cap Value Funds, the Adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the International Equity Fund, the sub-adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the Limited Maturity Bond, Core Equity, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Strategic Value Fund and REIT Funds, Penn Mutual will waive fees or reimburse expenses for the entirety of any excess above the expense limitations.

For the year ended December 31, 2001, the Funds paid ICMI a fee based on the average daily net assets of the Fund, at the following annual rate: Money Market
Fund: 0.26%; Quality Bond Fund: 0.37%; High Yield Bond Fund: 0.50%; Flexibly Managed Fund: 0.57%; Growth Equity Fund: 0.57%; Large Cap Value Fund: 0.57%; Emerging Growth Fund: 0.72%; Small Cap Value Fund: 0.75%; and International Equity Fund: 0.81%, Limited Maturity Bond Fund: 0.30%; Core Equity Fund: 0.50%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; and Mid Cap Value Fund:
0.55%.

The Large Cap Growth, Strategic Value and REIT Funds began operations on May 1, 2002 and did not pay a fee to ICMI as of December 31, 2001.


ACCOUNT POLICIES

PURCHASING AND SELLING FUND SHARES

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day").

The Funds offer their shares only to Penn Mutual and PIA for separate accounts they establish to fund variable life insurance and variable annuity contracts. Penn Mutual or PIA purchases or redeems shares of the Funds based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

The price per share will be the net asset value per share ("NAV") next determined after receipt of the purchase order. NAV for one share is the value of that share's portion of all of the assets in the Portfolio. The Fund determines the NAV for the Funds (except for the Money Market Fund) as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NAV of the Money Market Fund is calculated at Noon (Eastern Time) on each day that the NYSE is open.

HOW THE FUNDS CALCULATE NAV

In calculating NAV, the Funds (except for the Money Market Portfolio) generally value their portfolio securities at their market prices. If market prices are unavailable or the Funds think that they are unreliable, the Funds may determine fair value prices using methods approved by the Board of Directors. Some Funds hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of these Funds' investments may change on days when you cannot purchase or sell Fund shares. The Money Market Portfolio values its assets by the amortized cost method, which approximates market value.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Funds distribute their net investment income annually as dividends and make distributions of net realized capital gains, if any, at least annually except for distributions from the Money Market Portfolio which will be made monthly.

TAXES

The Company expects all net investment income and net realized capital gains of the Funds to be distributed at least annually and that the Funds will not pay federal income taxes. The Company does not expect the Funds to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that the Funds distribute are not currently taxable to owners of variable annuity or variable life insurance contracts when left to accumulate in the contracts or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Funds and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the variable annuity or variable life insurance contract prospectus.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state and local tax consequences applicable to your investment.

   ---------------------------------------------------------------------------------------------------------------------------------
   PENN SERIES FUNDS, INC. [TO BE UPDATED]
   FINANCIAL HIGHLIGHTS
   ---------------------------------------------------------------------------------------------------------------------------------


   THE MONEY MARKET FUND

   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.


                                                                               YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                        2001          2000            1999            1998             1997
                                                     -----------   -----------    -------------   -------------    -------------
   Net asset value, beginning of year.........       $             $      1.00    $        1.00   $        1.00    $        1.00
                                                     -----------   -----------    -------------   -------------    -------------

   INCOME FROM INVESTMENT OPERATIONS:
   Net investment income......................                          0.0583           0.0456          0.0489           0.0503
                                                     -----------   -----------    -------------   -------------    -------------

      Total from investment operations........                          0.0583           0.0456          0.0489           0.0503
                                                     -----------   -----------    -------------   -------------    -------------

   LESS DIVIDENDS:
   Dividends from net investment income.......                         (0.0583)         (0.0456)         (.0489)         (0.0503)
                                                     -----------   -----------    -------------   -------------    -------------
   Total dividends............................                         (0.0583)         (0.0456)        (0.0489)         (0.0503)
                                                     -----------   -----------    -------------   -------------    -------------
   Net asset value, end of year...............       $             $      1.00    $        1.00   $        1.00    $        1.00
                                                     ===========   ===========    =============   =============    =============
      Total return............................                            5.99%            4.66%           5.00%            5.15%

   RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands).....       $             $    94,045    $      86,581   $      53,626    $      37,476
                                                     ===========   ===========    =============   =============    =============
   Ratio of expenses to average net assets....                            0.58%            0.72%           0.72%            0.70%
                                                     ===========   ===========    =============   =============    =============
   Ratio of net investment income to average net                          5.89%            4.60%           4.88%            5.04%
     assets...................................       ===========   ===========    =============   =============    =============


  ----------------------------------------------------------------------------------------------------------------------------------
  PENN SERIES FUNDS, INC.
  FINANCIAL HIGHLIGHTS
  ----------------------------------------------------------------------------------------------------------------------------------

  THE LIMITED MATURITY BOND FUND

  The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.


                                                                                                                  PERIOD ENDED
                                                                                            YEAR ENDED            DECEMBER 31,
                                                                                         -----------------      ----------------
                                                                                               2001                   2000*
                                                                                         -----------------      ----------------
  Net asset value, beginning of year..................................................   $                      $          10.00
                                                                                         -----------------      ----------------

  INCOME FROM INVESTMENT OPERATIONS:
  Net investment gain.................................................................                                      0.41
  Net realized and unrealized gain on investment transactions.........................                                      0.30
                                                                                         -----------------      ----------------
     Total from investment operations.................................................                                      0.71
                                                                                         -----------------      ----------------

  LESS DISTRIBUTIONS:
  Dividends from net investment income................................................   $                      $          (0.41)
  Distribution from net realized gains................................................                                     (0.17)
                                                                                         -----------------      ----------------
     Total distributions..............................................................                                     (0.58)
                                                                                         -----------------      ----------------
  Net asset value, end of period......................................................                                     10.13
                                                                                         -----------------
     Total  return....................................................................                                      7.18%(b)
                                                                                         -----------------      ----------------

  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in thousands)..............................................   $                      $         10,898
                                                                                         =================      ================
  Ratio of expenses to average net assets.............................................                                      0.71%(a)
                                                                                         =================      ================
  Ratio of net investment income to average net assets................................                                      6.01%(a)
                                                                                         =================
                                                                                                                ================
  Portfolio turnover rate.............................................................                                     331.6%
                                                                                         =================      ================

*    For the period from May 1, 2000 (commencement of operations) through December 31, 2000.



(a)  Annualized
(b)  Not annualized

------------------------------------------------------------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------

THE QUALITY BOND FUND

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.


                                                                                   YEAR ENDED DECEMBER 31,
                                                            -----------------------------------------------------------------------
                                                                2001           2000           1999          1998            1997
                                                            -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of year.....................     $              $     10.40    $     10.40    $     10.20    $     10.00
                                                            -----------    -----------    -----------    -----------    -----------


INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................................                           0.52           0.54           0.51           0.60
Net realized and unrealized gain (loss) on investment
  transactions.........................................                           0.66          (0.54)          0.53           0.20
                                                            -----------    -----------    -----------    -----------    -----------
   Total from investment operations....................                           1.18           0.00           1.04           0.80
                                                            -----------    -----------    -----------    -----------    -----------

LESS DISTRIBUTIONS:
Dividend from net investment income....................                          (1.06)          0.00          (0.51)         (0.60)
Distribution from net realized gain....................                          (0.17)          0.00          (0.33)          0.00
Distribution in excess of net realized gain............                          (0.02)          0.00           0.00           0.00
                                                            -----------    -----------    -----------    -----------   ------------
   Total distributions.................................                          (1.25)          0.00          (0.84)         (0.60)
                                                            -----------    -----------    -----------    -----------    -----------
Net asset value, end of year...........................     $              $     10.33    $     10.40    $     10.40    $     10.20
                                                            ===========    ===========    ===========    ===========    ===========
   Total return........................................                %         12.00%          0.00%         10.17%         8.03%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).................     $              $    96,073    $    55,975    $    53,505    $    40,077
                                                            ===========    ===========    ===========    ===========    ===========
Ratio of expenses to average net assets................                           0.68%          0.77%          0.77%         0.75%
                                                            ===========    ===========    ===========    ===========    ===========
Ratio of net investment income to average net assets...                           5.92%          5.21%          5.26%         5.87%
                                                            ===========    ===========    ===========    ===========    ===========
Portfolio turnover rate................................                        1,046.5%          85.1%         477.2%        317.3%
                                                            ===========    ===========    ===========    ===========    ===========



------------------------------------------------------------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------


THE HIGH YIELD BOND FUND


The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.


                                                                                   YEAR ENDED DECEMBER 31,
                                                            -----------------------------------------------------------------------
                                                                2001           2000           1999          1998            1997
                                                            -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of year..................        $              $      9.58    $      9.19    $      9.52    $      8.91
                                                            -----------    -----------    -----------    -----------    -----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................                              0.91           0.89           0.79           0.80
Net realized and unrealized gain (loss) on
  investment transactions...........................                             (1.24)         (0.50)         (0.33)          0.61
                                                            -----------    -----------    -----------    -----------    -----------
   Total from investment operations.................                             (0.33)          0.39           0.46           1.41
                                                            -----------    -----------    -----------    -----------    -----------

LESS DISTRIBUTIONS:
Dividend from net investment income.................                             (1.80)          0.00          (0.79)         (0.80)
                                                            -----------    -----------    -----------    -----------    -----------
   Total distributions..............................                             (1.80)          0.00          (0.79)         (0.80)
                                                            -----------    -----------    -----------    -----------    -----------
Net asset value, end of year........................        $              $      7.45    $      9.58    $      9.19    $      9.52
                                                            ===========    ===========    ===========    ===========    ===========
   Total return.....................................                             (3.69)%         4.24%          4.75%         15.78%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)..............        $              $    51,150    $    69,928    $    69,003    $    59,138
                                                            ===========    ===========    ===========    ===========    ===========
Ratio of expenses to average net assets.............                              0.87%(a)      0.85%           0.82%          0.81%
                                                            ===========    ===========    ===========    ===========    ===========
Ratio of net investment income to average net assets                             10.07%(a)      9.11%           8.30%          8.96%
                                                            ===========    ===========    ===========    ===========    ===========
Portfolio turnover rate.............................                              65.4%         78.2%           82.7%         111.3%
                                                            ===========    ===========    ===========    ===========    ===========


(a)  Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.91% and the ratio of net investment income to average net assets would have been 10.04% for the year ended December 31, 2000.

------------------------------------------------------------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------

THE FLEXIBLY MANAGED FUND

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.


                                                                                   YEAR ENDED DECEMBER 31,
                                                            -----------------------------------------------------------------------
                                                                2001           2000           1999          1998            1997
                                                            -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of year..................        $              $     19.62    $     18.31    $     19.83    $     18.74
                                                            -----------    -----------    -----------    -----------    -----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................                              0.58           0.67           0.60           0.61
Net realized and unrealized gain (loss) on investment
  transactions......................................                              3.26           0.64           0.61           2.33
                                                            -----------    -----------    -----------    -----------    -----------
   Total from investment operations.................                              3.84           1.31           1.21           2.94
                                                            -----------    -----------    -----------    -----------    -----------
LESS DISTRIBUTIONS:
Dividend from net investment income.................                             (1.33)          0.00          (0.60)         (0.61)
Distribution from net realized gains................                             (2.37)          0.00          (2.13)         (1.24)
                                                            -----------    -----------    -----------    -----------    -----------
   Total distributions..............................                             (3.70)          0.00          (2.73)         (1.85)
                                                            -----------    -----------    -----------    -----------    -----------
Net asset value, end of year........................        $              $     19.76    $     19.62    $     18.31    $     19.83
                                                            ===========    ===========    ===========    ===========    ===========
   Total return.....................................                             22.22%          7.15%          6.09%         15.65%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)..............        $              $   432,379    $   482,856    $   545,486    $   516,139
                                                            ===========    ===========    ===========    ===========    ===========
Ratio of expenses to average net assets.............                              0.83%          0.76%          0.76%          0.76%
                                                            ===========    ===========    ===========    ===========    ===========
Ratio of net investment income to average net assets                              2.92%          3.25%          2.78%          3.10%
                                                            ===========    ===========    ===========    ===========    ===========
Portfolio turnover rate.............................                              30.6%          31.0%          48.0%          37.1%
                                                            ===========    ===========    ===========    ===========    ===========


----------------------------------------------------------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------------


THE CORE EQUITY FUND


The following table includes selected data for a share outstanding throughout each period or year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.


                                                                                                              PERIOD ENDED
                                                                                        YEAR ENDED            DECEMBER 31,
                                                                                     -----------------      ----------------
                                                                                           2001                   2000*
                                                                                     -----------------      ----------------

  Net asset value, beginning of year..............................................   $                      $          10.00
                                                                                     -----------------      ----------------

  INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment gain.............................................................                                      0.03
  Net realized and unrealized gain (loss) on investment transactions..............   $                      $          (0.86)
                                                                                     -----------------      ----------------
     Total from investment operations.............................................                                     (0.83)
                                                                                     -----------------      ----------------

  LESS DISTRIBUTIONS:
  Dividends from net investment income............................................                                     (0.03)
  Distribution from net realized gains............................................                                     (0.40)
                                                                                     -----------------      ----------------
     Total distributions..........................................................                                     (0.43)
                                                                                     -----------------      ----------------
  Net asset value, end of period..................................................                                      8.74
                                                                                     =================      ================
     Total return.................................................................                                     (8.38)%(b)

  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in thousands)..........................................   $                      $         30,099
                                                                                     =================      ================
  Ratio of expenses to average net assets.........................................                                      0.81%(a)
                                                                                     =================      ================
  Ratio of net investment income to average net assets............................                                      0.36%(a)
                                                                                     =================      ================
  Portfolio turnover rate.........................................................                                      91.6%
                                                                                     =================      ================

*    For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

(a) Annualized
(b) Not annualized

------------------------------------------------------------------------------------------------------------------------------------
PENN SERIES FUND, INC
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------

THE GROWTH EQUITY FUND

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.


                                                                                   YEAR ENDED DECEMBER 31,
                                                            -----------------------------------------------------------------------
                                                                2001           2000           1999          1998            1997
                                                            -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of year.......................   $              $     41.41    $     30.88    $     24.37    $     21.46
                                                            -----------    -----------    -----------    -----------    -----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................................                        (0.08)         (0.05)          0.02           0.10
Net realized and unrealized gain (loss) on investment
  transactions...........................................                        (9.36)         10.58          10.12           5.64
                                                            -----------    -----------    -----------    -----------    -----------
   Total from investment operations......................                        (9.44)         10.53          10.14           5.74
                                                            -----------    -----------    -----------    -----------    -----------

LESS DISTRIBUTIONS:
Dividend from net investment income......................                         0.00           0.00          (0.02)         (0.10)
Distribution from net realized gains.....................                        (7.69)          0.00          (3.61)         (2.73)
Distribution in excess of net realized gains.............                        (4.09)          0.00           0.00           0.00
                                                            -----------    -----------    -----------    -----------    -----------
   Total distributions...................................                       (11.78)          0.00          (3.63)         (2.83)
                                                            -----------    -----------    -----------    -----------    -----------
Net asset value, end of year.............................   $              $     20.19    $     41.41    $     30.88    $     24.37
                                                            ===========    ===========    ===========    ===========    ===========
   Total return..........................................                       (26.10)%        34.10%         41.67%         26.74%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...................   $              $   216,016    $   284,263    $   195,692    $    136,058
                                                            ===========    ===========    ===========    ===========    ===========
Ratio of expenses to average net assets..................                         0.84%          0.73%          0.76%          0.77%
                                                            ===========    ===========    ===========    ===========    ===========
Ratio of net investment income to average net assets.....                        (0.27)%        (0.14)%         0.08%          0.39%
                                                            ===========    ===========    ===========    ===========    ===========
Portfolio turnover rate..................................                        309.3%         209.1%         161.3%         169.1%
                                                            ===========    ===========    ===========    ===========    ===========



     -------------------------------------------------------------------------------------------------------------------------------
     PENN SERIES FUND, INC.
     FINANCIAL HIGHLIGHTS
     -------------------------------------------------------------------------------------------------------------------------------

     THE LARGE CAP VALUE FUND

     The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.


                                                                                   YEAR ENDED DECEMBER 31,
                                                            -----------------------------------------------------------------------
                                                                2001           2000           1999          1998            1997
                                                            -----------    -----------    -----------    -----------    -----------
     Net asset value, beginning of year................     $              $     22.21    $     22.39    $     22.55    $     19.32
                                                            -----------    -----------    -----------    -----------    -----------

     INCOME FROM INVESTMENT OPERATIONS:
     Net investment income.............................                           0.26           0.21           0.31           0.29
     Net realized and unrealized gain (loss) on
       investment transactions.........................                           2.10          (0.39)          1.85           4.53
                                                            -----------    -----------    -----------    -----------    -----------
        Total from investment operations...............                           2.36          (0.18)          2.16           4.82
                                                            -----------    -----------    -----------    -----------    -----------

     LESS DISTRIBUTIONS:
     Dividend from net investment income...............                          (0.48)          0.00          (0.31)         (0.29)
     Distribution from net realized gains..............                          (6.02)          0.00          (2.01)         (1.30)
                                                            -----------    -----------    -----------    -----------    -----------
        Total distributions............................                          (6.50)          0.00          (2.32)         (1.59)
                                                            -----------    -----------    -----------    -----------    -----------
     Net asset value, end of year......................     $              $     18.07    $     22.21    $     22.39    $     22.55
                                                            ===========    ===========    ===========    ===========    ===========
        Total return...................................                          12.64%         (0.80)%         9.59%         24.98%

     RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of year (in thousands)............     $              $   221,583    $   290,937    $   335,479    $   302,960
                                                            ===========    ===========    ===========    ===========    ===========
     Ratio of expenses to average net assets...........                           0.84%          0.76%          0.76%          0.76%
                                                            ===========    ===========    ===========    ===========    ===========
     Ratio of net investment income to average net                                1.34%          0.88%          1.27%          1.43%
       assets..........................................
                                                            ===========    ===========    ===========    ===========    ===========
     Portfolio turnover rate...........................                          135.8%          67.6%          24.0%          18.7%
                                                            ===========    ===========    ===========    ===========    ===========


     -------------------------------------------------------------------------------------------------------------------------------
     PENN SERIES FUNDS, INC.
     FINANCIAL HIGHLIGHTS
     -------------------------------------------------------------------------------------------------------------------------------

     THE INDEX 500 FUND

     The following table includes selected data for a share outstanding throughout each period or year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.


                                                                                                             PERIOD ENDED
                                                                                       YEAR ENDED            DECEMBER 31,
                                                                                    -----------------      ----------------
                                                                                          2001                   2000*
                                                                                    -----------------      ----------------
     Net asset value, beginning of year.........................................    $                      $          10.00
                                                                                    -----------------      ----------------

     INCOME (LOSS) FROM INVESTMENT OPERATIONS:
     Net investment gain........................................................                                       0.07
     Net realized and unrealized gain (loss) on investment transactions.........                                      (0.91)
                                                                                    -----------------      ----------------
        Total from investment operations........................................                                      (0.84)
                                                                                    -----------------      ----------------

     LESS DISTRIBUTIONS:
     Dividends from net investment income.......................................                                      (0.07)
     Distribution from net realized gains.......................................                                      (0.01)
                                                                                    -----------------      ----------------
        Total distributions.....................................................                                      (0.08)
                                                                                    -----------------      ----------------
     Net asset value, end of period.............................................                                       9.08
                                                                                    -----------------      ----------------
        Total return............................................................                                      (8.40)%(c)
                                                                                    =================      ================
     RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of year (in thousands).....................................    $                      $        213,398
                                                                                    =================      ================
     Ratio of expenses to average net assets....................................                                       0.25%(a)(b)
                                                                                    =================      ================
     Ratio of net investment income to average net assets.......................                                       1.08%(a)(b)
                                                                                    =================      ================
     Portfolio turnover rate....................................................                                        2.7%
                                                                                    =================      ================


*    For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

(a)  Annualized
(b)  Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 0.37% and the ratio of net investment income to average net assets would have been 0.97% for the Fund during the period ended December 31, 2000.
(c)  Not annualized

------------------------------------------------------------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------

THE MID CAP GROWTH FUND

The following table includes selected data for a share outstanding throughout each period or year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.


                                                                                                                PERIOD ENDED
                                                                                             YEAR ENDED         DECEMBER 31,
                                                                                            ------------       -------------
                                                                                                2001                2000*
                                                                                            ------------       -------------
Net asset value, beginning of year......................................................    $                  $       10.00
                                                                                            ------------       -------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment gain (loss)..............................................................                               (0.03)
Net realized and unrealized gain (loss) on investment transactions......................                               (1.22)
                                                                                            ------------       -------------
   Total from investment operations.....................................................                               (1.25)
                                                                                            ------------       -------------

LESS DISTRIBUTIONS:
Dividends from net investment income....................................................    $                  $        0.00
Distribution from net realized gains....................................................                                0.00
                                                                                            ------------       -------------
   Total distributions..................................................................                                0.00
                                                                                            ------------       -------------
Net asset value, end of period..........................................................                                8.75
                                                                                            ============       =============
   Total return.........................................................................                              (12.50)%(c)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)..................................................    $                  $      54,805
                                                                                            ============       =============
Ratio of expenses to average net assets.................................................                                1.00(a)(b)
                                                                                            ============       =============
Ratio of net investment income to average net assets....................................                                0.60(a)(b)
                                                                                            ============       =============
Portfolio turnover rate.................................................................                               202.5%
                                                                                            ============       =============


*    For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

(a)  Annualized
(b)  Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 1.08% and the ratio of net investment income to average net assets would have been (0.68%) for the Mid Cap Growth Fund during the period ended December 31, 2000.
(c)  Not annualized

------------------------------------------------------------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------

THE MID CAP VALUE FUND

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.


                                                                                                                PERIOD ENDED
                                                                                             YEAR ENDED         DECEMBER 31,
                                                                                            ------------       -------------
                                                                                                2001                2000*
                                                                                            ------------       -------------
Net asset value, beginning of year......................................................    $                  $       10.00
                                                                                            ------------       -------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment gain.....................................................................                                0.03
Net realized and unrealized gain (loss) on investment transactions......................                                2.37
                                                                                            ------------       -------------
   Total from investment operations.....................................................                                2.40
                                                                                            ------------       -------------

LESS DISTRIBUTIONS:
Dividends from net investment income....................................................    $                          (0.03)
Distribution from net realized gains....................................................                               (0.45)
                                                                                            ------------       -------------
   Total distributions..................................................................                               (0.48)
                                                                                            ------------       -------------
Net asset value, end of period..........................................................                       $       11.92
                                                                                            ------------       -------------
   Total  return........................................................................                               23.99%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)..................................................    $                  $      59,538
                                                                                            ============       =============
Ratio of expenses to average net assets.................................................                                0.90%(a)
                                                                                            ============       =============
Ratio of net investment income to average net assets....................................                                0.38%(a)
                                                                                            ============       =============
Portfolio turnover rate.................................................................                               213.0%
                                                                                            ============       =============


*    For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

(a)  Annualized
(b)  Not annualized

------------------------------------------------------------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------

THE EMERGING GROWTH FUND

     The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                                                                PERIOD ENDED
                                                                     YEAR ENDED DECEMBER 31,                    DECEMBER 31,
                                                    --------------------------------------------------------    ------------
                                                        2001           2000           1999           1998           1997*
                                                    ------------   ------------   ------------    ----------    ------------
Net asset value, beginning of period or year......  $              $      49.68   $      17.43    $    12.85    $      10.00
                                                    ------------   ------------   ------------    ----------    ------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss...............................                        (0.26)         (0.11)        (0.06)           0.00
Net realized and unrealized gain (loss) on
  investment transactions.........................                       (11.62)         32.36         (4.65)           3.92
                                                    ------------   ------------   ------------    ----------    ------------
   Total from investment operations...............                       (11.88)         32.25          4.59            3.92
                                                    ------------   ------------   ------------    ----------    ------------

LESS DISTRIBUTIONS:
Distribution from net realized gains..............                       (12.91)          0.00         (0.01)          (1.07)
                                                    ------------   ------------   ------------    ----------    ------------
   Total distributions............................                       (12.91)          0.00         (0.01)          (1.07)
                                                    ------------   ------------   ------------    ----------    ------------
Net asset value, end of period or year............  $              $      24.89   $      49.68    $    17.43    $      12.85
                                                    ============   ============   ============    ==========    ============
   Total return...................................                       (28.54)%       185.03%        35.70%          39.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands)..  $              $    139,774   $    183,413    $   38,664    $     17,942
                                                    ============   ============   ============    ==========    ============
Ratio of expenses to average net assets...........                         1.01%          1.04%         1.15%(b)        1.15%(a)(b)
                                                    ============   ============   ============    ==========    ============

Ratio of net investment income to average net
  assets..........................................  $              $      (0.68)%        (0.68)%       (0.66)%         (0.73)%(a)(b)
                                                    ============   ============   ============    ==========    ============
Portfolio turnover rate...........................                        145.3%         172.4%        240.9%          392.3%
                                                    ============   ============   ============    ==========    ============

*    For the period from May 1, 1997 (commencement of operations) through December 31, 1997.

(a)  Annualized
(b)  Had fees not been waived by the investment adviser and administrator of the Fund, the ratios of expenses to average net assets would have been 1.21% and 1.41%, and the ratios of net investment loss to average net assets would have been (0.73)% and (0.99)%, respectively, for the periods ended December 31, 1998 and December 31, 1997.
(c)  Not annualized


---------------------------------------------------------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------

THE SMALL CAP VALUE FUND

The following table includes selected data for a share outstanding throughout each period or year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.


                                                                       YEAR ENDED DECEMBER 31,                     PERIOD ENDED
                                                         ------------------------------------------------------    ------------
                                                            2001          2000            1999          1998            1997
                                                         ----------   ------------     ---------    -----------    ------------
Net asset value, beginning of period or year.........    $            $      12.64     $   12.81    $     14.43    $      12.53
                                                         ----------   ------------     ---------    -----------    ------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income................................                         0.04          0.08           0.08            0.07
Net realized and unrealized gain (loss) on
     investment transactions.........................                         1.68         (0.25)         (1.41)           2.81
                                                         ----------   ------------     ---------    -----------    ------------
   Total from investment operations..................                         1.72         (0.17)         (1.33)           2.88
                                                         ----------   ------------     ---------    -----------    ------------

LESS DISTRIBUTIONS:
Dividend from net investment income..................                        (0.12)         0.00          (0.08)          (0.07)
Distribution from net realized gains.................                        (1.30)         0.00          (0.21)          (0.91)
                                                         ----------   ------------     ---------    -----------    ------------
   Total distributions...............................                        (1.42)         0.00          (0.29)          (0.98)
                                                         ----------   ------------     ---------    -----------    ------------
Net asset value, end of period or year...............    $            $      12.94     $   12.64    $     12.81    $      14.43
                                                         ==========   ============     =========    ===========    ============
   Total return......................................                        13.73%        (1.33)%        (9.16)%         23.02%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands).....    $            $     55,677     $  44,939    $    43,635    $     38,726
                                                         ==========   ============     =========    ===========    ============
Ratio of expenses to average net assets..............                         1.05%(a)      0.81%          0.82%           0.85%
                                                         ==========   ============     =========    ===========    ============
Ratio of net investment income to average net assets.                         0.38%(a)      0.65%          0.65%           0.66%
                                                         ==========   ============     =========    ===========    ============
Portfolio turnover rate..............................                        135.4%        102.8%          61.9%           71.1%
                                                         ==========   ============     =========    ===========    ============

 (a)  Had fees not been waived by the investment adviser and administrator of the Fund, the ratios of expenses to average net assets would have been 1.09% and 1.06%, and the ratios of net investment loss to average net assets would have been 0.34% and 0.78%, respectively, for the year ended December 31, 2000.



   ---------------------------------------------------------------------------------------------------------------------------------
   PENN SERIES FUNDS, INC.
   FINANCIAL HIGHLIGHTS
   ---------------------------------------------------------------------------------------------------------------------------------

THE INTERNATIONAL EQUITY FUND

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.


                                                                                Year Ended December 31,
                                                             2001           2000           1999           1998           1997
                                                         ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of year....................   $              $      26.78   $      18.37   $      16.13   $      15.61
                                                         ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................................                          0.14           0.03           0.10           0.58
Net realized and unrealized  gain (loss) on investment
  transactions and foreign related transaction........                         (4.82)          8.38           2.93           1.04
                                                         ------------   ------------   ------------   ------------   ------------
   Total from investment operations...................                         (4.68)          8.41           3.03           1.62
                                                         ------------   ------------   ------------   ------------   ------------

LESS DISTRIBUTIONS:
Dividend from net investment income...................                         (0.14)           .00          (0.10)         (0.53)
Distribution in excess of net investment income.......                          0.00           0.00          (0.08)          0.00
Distribution from net realized gains..................                         (4.59)          0.00          (0.61)         (0.57)
                                                         ------------   ------------   ------------   ------------   ------------
Distributions in excess of net realized gains.........                         (0.73)          0.00           0.00           0.00
                                                         ------------   ------------   ------------   ------------   ------------
   Total distributions................................                         (5.46)          0.00          (0.79)         (1.10)
                                                         ------------   ------------   ------------   ------------   ------------
Net asset value, end of year..........................   $              $      16.64   $      26.78   $      18.37   $      16.13
                                                         ============   ============   ============   ============   ============
   Total return.......................................                        (18.67)%        45.78%         18.85%         10.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)................   $              $    162,359   $    215,312   $    153,822   $    129,638
                                                         ============   ============   ============   ============   ============
Ratio of expenses to average net assets...............                          1.16%          1.08%          1.08%          1.13%
                                                         ============   ============   ============   ============   ============
Ratio of net investment income to average net assets..                         (0.08)%         0.20%          0.45%          0.62%
                                                         ============   ============   ============   ============   ============
Portfolio turnover rate...............................                          64.4%          45.0%          43.5%          35.7%
                                                         ============   ============   ============   ============   ============

STATEMENT OF ADDITIONAL INFORMATION


In addition to this Prospectus, Penn Series has a Statement of Additional Information ("SAI"), dated May 1, 2002, which contains additional, more detailed information about the Funds. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.


SHAREHOLDER REPORTS

Penn Series publishes annual and semi-annual reports containing additional information about each Fund's investments. In Penn Series' shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected each Fund's performance during that period.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at 1-800-523-0650.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Securities and Exchange Commission in any of the following ways: (1) in person: you may review and copy documents in the Commission's Public Reference Room in Washington, D.C. (for information call 1-202-942-8090); (2) on-line: you may retrieve information from the Commission's web site at "http://www.sec.gov"; or (3) by mail: you may request documents, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to Securities Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. To aid you in obtaining this information, Penn Series' Investment Company Act registration number is 811-03459.

                       STATEMENT OF ADDITIONAL INFORMATION

                             PENN SERIES FUNDS, INC.

                                600 Dresher Road
                           Horsham, Pennsylvania 19044

Penn Series Funds, Inc. ("Penn Series") is a no-load mutual fund with eighteen separate investment portfolios (the "Funds").


                                MONEY MARKET FUND
                           LIMITED MATURITY BOND FUND
                                QUALITY BOND FUND
                              HIGH YIELD BOND FUND
                              FLEXIBLY MANAGED FUND

                                CORE EQUITY FUND

                               GROWTH EQUITY FUND
                              LARGE CAP VALUE FUND
                              LARGE CAP GROWTH FUND


                                 INDEX 500 FUND
                               MID CAP GROWTH FUND
                               MID CAP VALUE FUND
                              STRATEGIC VALUE FUND
                              EMERGING GROWTH FUND
                              SMALL CAP VALUE FUND
                            INTERNATIONAL EQUITY FUND
                                    REIT FUND

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Penn Series prospectus dated May 1, 2002. A copy of the prospectus is available, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group - H3F, Philadelphia, PA, 19172. Or, you may call, toll free, 1-800-548-1119.

      The date of this Statement of Additional Information is May 1, 2002.

                                TABLE OF CONTENTS

Penn Series............................................xx

Investment Objectives..................................xx

Investment Policies....................................xx

Securities and Investment Techniques...................xx

         Investments in Debt Securities................xx

         Investments in Foreign Equity Securities......xx

         Investments in Smaller Companies..............xx

         Foreign Currency Transactions.................xx

         Repurchase Agreements.........................xx

         Lending of Portfolio Securities...............xx

         Illiquid Securities...........................xx

         Warrants......................................xx

         When-Issued Securities........................xx

         The Quality Bond Fund's Policy Regarding
         Industry Concentration........................xx

         Options.......................................xx

         Futures Contracts.............................xx

         Investment Companies..........................xx

         Loan Participations and Assignments...........xx

         Trade Claims..................................xx

Investment Restrictions................................xx

         Money Market Fund.............................xx

         Limited Maturity Bond Fund....................xx

         Quality Bond Fund.............................xx

         High Yield Bond Fund..........................xx

         Flexibly Managed Fund.........................xx

         Core Equity Fund..............................xx

         Growth Equity Fund............................xx

         Large Cap Value Fund..........................xx

         Large Cap Growth Fund.........................xx

         Index 500 Fund................................xx

         Mid Cap Growth Fund...........................xx

         Mid Cap Value Fund............................xx

         Strategic Value Fund..........................xx

         Emerging Growth Fund..........................xx

         Small Cap Value Fund..........................xx

         International Equity Fund.....................xx

         REIT Fund.....................................xx

General Information....................................xx

         Investment Advisory Services..................xx

         Administrative and Corporate Services.........xx

         Accounting Services...........................xx

         Limitation on Fund Expenses...................xx

         Portfolio Transactions........................xx

         Directors and Officers........................xx

         Custodial Services............................xx

         Independent Auditors..........................xx

         Legal Matters.................................xx

         Net Asset Value of Shares.....................xx

         Ownership of Shares...........................xx

         Tax Status....................................xx

         Voting Rights.................................xx

Performance Information................................xx

         Total Return..................................xx

Ratings of Commercial Paper............................xx

Ratings of Corporate Debt Securities...................xx

Financial Statements of Penn Series....................xx

--------------------------------------------------------------------------------
PENN SERIES
--------------------------------------------------------------------------------

     Penn Series is an open-end management investment company that offers shares of diversified portfolios for variable annuity and variable life insurance contracts issued by The Penn Mutual Life Insurance Company ("Penn Mutual") and its subsidiary, The Penn Insurance and Annuity Company ("PIA"). Penn Series was established as a Maryland corporation pursuant to Articles of Incorporation dated April 21, 1982.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------

     The investment objectives of the Funds are as follows. There can be no assurance that these objectives will be achieved.

--------------------------------------------------------------------------------
MONEY MARKET FUND                    Preserve shareholder capital, maintain
                                     liquidity and achieve the highest possible
                                     level of current income consistent
                                     therewith
--------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND           Highest available current income consistent
                                     with liquidity and low risk to principal;
                                     total return is secondary
--------------------------------------------------------------------------------
QUALITY BOND FUND                    Highest income over the long term
                                     consistent with the preservation of
                                     principal
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND                 High current income
--------------------------------------------------------------------------------
FLEXIBLY MANAGED FUND                Maximize total return (capital appreciation
                                     and income)
--------------------------------------------------------------------------------
GROWTH AND  INCOME FUND              Total return (current income and capital
                                     appreciation)
--------------------------------------------------------------------------------
GROWTH EQUITY FUND                   Long-term growth of capital and increase of
                                     future income
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND                 Maximize total return (capital appreciation
                                     and income)
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND                Capital appreciation
--------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND            Capital appreciation
--------------------------------------------------------------------------------
INDEX 500 FUND                       Total return (capital appreciation and
                                     income) which corresponds to that of
                                     the Standard & Poor's Composite Index of
                                     500 stocks
--------------------------------------------------------------------------------
MID CAP GROWTH FUND                  Maximize capital appreciation
--------------------------------------------------------------------------------
MID CAP VALUE FUND                   Growth of capital
--------------------------------------------------------------------------------
STRATEGIC VALUE FUND                 Capital appreciation
--------------------------------------------------------------------------------
EMERGING GROWTH FUND                 Capital appreciation
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND                 Capital appreciation
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND            Capital appreciation
--------------------------------------------------------------------------------
REIT FUND                            Total return consistent with reasonable
                                     investment risks
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT POLICIES
--------------------------------------------------------------------------------

     Information in this Statement of Additional Information supplements the discussion in the Penn Series Prospectus regarding investment policies and restrictions of the Funds. Unless otherwise specified, the investment policies and restrictions are not fundamental policies and may be changed by the Board of Directors without shareholder approval. Fundamental policies and restrictions of each Fund may not be changed without the approval of at least a majority of the outstanding shares of that Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.

--------------------------------------------------------------------------------
MONEY MARKET FUND

     INVESTMENT PROGRAM. The Fund invests in a diversified portfolio of money market securities, limited to those described below, which are rated within the two highest credit categories assigned by nationally recognized statistical rating organizations, or, if not rated, are of comparable investment quality as determined by Independence Capital Management, Inc. and approved by the Penn Series Board of Directors. Such securities include: (i) U.S. Government Obligations; (ii) U.S. Government Agency Securities; (iii) Bank Obligations;
(iv) Commercial Paper; (v) Short-Term Corporate Debt Securities; (vi) Canadian Government Securities, limited to 10% of the Fund's assets; (vii) Savings and Loan Obligations; (viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities other than Foreign Securities;
(x) Foreign Securities--U.S. dollar-denominated money market securities issued by foreign issuers, foreign branches of U.S. banks and U.S. branches of foreign banks; and (xi) Asset Backed Securities. Certain of the securities may have adjustable rates of interest with periodic demand features. The Fund may also invest in securities of investment companies that invest in money market securities meeting the foregoing criteria.

     PORTFOLIO QUALITY. The Fund will invest in U.S. dollar-denominated money market instruments determined by Independence Capital Management, under guidelines adopted by the Penn Series Board of Directors, to present minimum credit risk. This determination will take into consideration such factors as liquidity, profitability, ability to generate funds and capital adequacy. In addition, the Fund will observe investment restrictions contained in Rule 2a-7 promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940, including the following: (a) the Fund will not invest in a money market instrument if, as a result, more than the greater of 1% of the Fund's total assets or $1,000,000 would be invested in securities of that issuer which are not rated in the highest rating category of nationally recognized statistical rating organizations (or, if not rated, are not of comparable quality); and (b) the Fund will not invest in a money market instrument if, as a result, more than 5% of the Fund's total assets would be invested in securities which are not rated in the highest rating category of nationally recognized statistical rating organizations (or, if not rated, are not of comparable quality).

--------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND

     The Fund invests in a diversified portfolio of short to intermediate term debt securities. The Fund will invest primarily in investment grade securities (e.g., AAA, AA, A or BBB by S&P) by at least one of the established rating agencies (S&P, Moody's, Duff & Phelps, Inc., Fitch Investors Service, Inc., or McCarthy, Crisanti & Maffei, Inc.) or, if not rated, are of equivalent investment quality as determined by the investment adviser. The Fund may also invest up to 10% of its net assets in "high yield" securities which are rated BB or B by S&P (or securities with a comparable rating by another established rating agency), and are sometimes referred to as "junk bonds." In normal times, at least 80% of the Fund's total assets will be invested in income producing securities. At least 75% of the value of the Fund's total assets (not including cash) will be invested in one or more of the following categories of investments: (i) Marketable Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Collateralized Mortgage Obligations; (viii) Securities of Certain Supranational Organizations;
(ix) Repurchase Agreements involving these securities; (x) Private Placements (restricted securities); (xi) Asset Backed Securities; and (xii) Municipal Obligations. In addition, the Fund may, as part of this minimum 75% of its assets, write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in interest rate futures contracts (and options thereon) for hedging purposes.

In addition to the investments described above, the Fund may invest up to 25% of the value of its total assets (not including cash) in convertible securities, which can be converted into or which carry warrants to purchase common stock or other equity interests, and preferred and common stocks. The Fund may from time to time purchase these securities on a when-issued basis; the value of such income-producing securities may decline or increase prior to settlement date.

--------------------------------------------------------------------------------
QUALITY BOND FUND

     The Fund invests in a diversified portfolio primarily consisting of long, intermediate, and short-term marketable (i.e., securities for which market quotations are readily available) debt securities. Except as provided below, the Fund will only purchase debt securities that are considered investment grade securities (e.g., AAA, AA, A, or BBB by S&P) by at least one of the established rating agencies (S&P, Moody's, Duff & Phelps, Inc., Fitch Investors Service, Inc., or McCarthy, Crisanti & Maffei, Inc.) or, if not rated, are of equivalent investment quality as determined by the investment adviser. The Fund may also invest up to 10% of its net assets in securities rated BB or B by S&P (or securities with a comparable rating by another established rating agency), which are sometimes referred to as "junk bonds." In normal times, at least 80% of the Fund's total assets will be invested in income producing securities. At least 75% of the value of the Fund's total assets (not including cash) will be invested in one or more of the following categories of investments: (i) Marketable Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Collateralized Mortgage Obligations;
(viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities; (x) Private Placements (restricted securities); (xi) Asset Backed Securities; and (xii) Municipal Obligations. In addition, the Fund may, as part of this minimum 75% of its assets, write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in interest rate futures contracts (and options thereon) for hedging purposes. In addition to the above, the Fund may invest up to 25% of the value of its total assets (not including cash) in Convertible Securities, which can be converted into or which carry warrants to purchase common stock or other equity interests, and Preferred and Common Stocks. The Fund may from time to time purchase these securities on a when-issued basis; the value of such income-producing securities may decline or increase prior to settlement date.

--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

     The Fund will invest at least 80% of the value of its total assets in a widely diversified portfolio of high-yield corporate bonds, often called "junk bonds," income-producing convertible securities and preferred stocks. The Fund seeks to invest its assets in securities rated Ba or lower by Moody's, or BB or lower by S&P, or, if not rated, of comparable investment quality as determined by the sub-adviser.

     Because high yield bonds involve greater risks than higher quality bonds, they are referred to as "junk bonds." The Fund may, from time to time, purchase bonds that are in default, rated Ca by Moody's or D by S&P, if, in the opinion of the sub-adviser, there is potential for capital appreciation. Such bonds are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation (see "Ratings of Corporate Debt Securities"). In addition, the Fund may invest its portfolio in medium quality investment grade securities (rated Baa by Moody's or BBB by S&P) which provide greater liquidity than lower quality securities. Moreover, the Fund may, for temporary defensive purposes under extraordinary economic or financial market conditions, invest in higher quality securities.

     Investments in the Fund's portfolio may include: (i) Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Securities of Certain Supranational Organizations;
(viii) Repurchase Agreements involving these securities; (ix) Private Placements (restricted securities); (x) Foreign Securities; (xi) Convertible Securities--debt securities convertible into or exchangeable for equity securities or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities; (xii) Preferred Stocks--securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company's earnings and assets; (xiii) Loan Participation and Assignments; (xiv) Trade Claims; (xv) Deferrable Subordinate Securities and (xvi) Zero Coupon and Pay-in-Kind Bonds. Zero Coupon and Pay-in-Kind Bonds can be more volatile than coupon bonds. There is no limit on the Fund's investment in these securities. The Fund may purchase securities, from time to time, on a when-issued basis; the value of such securities may decline or increase prior to settlement date.

     CREDIT ANALYSIS. Because investment in lower and medium quality fixed-income securities involves greater investment risk, including the possibility of default or bankruptcy, achievement of the Fund's investment objectives will be more dependent on the sub-adviser's credit analysis than would be the case if the Fund were investing in higher quality fixed-income securities. Although the ratings of Moody's or S&P are used as preliminary indicators of investment quality, a credit rating assigned by such a commercial rating service will not measure the market risk of lower quality bonds and may not be a timely reflection of the condition and economic viability of an individual issuer.

     The sub-adviser places primary significance on its own in-depth credit analysis and security research. The Fund's investments will be selected from an approved list of securities deemed appropriate for the Fund by the sub-adviser, which maintains a credit rating system based upon comparative credit analyses of issuers within the same industry and individual credit analysis of each company. These analyses take into consideration such factors as a corporation's present and potential liquidity, profitability, internal capability to generate funds, and adequacy of capital. Although some issuers do not seek to have their securities rated by Moody's or S&P, such unrated securities will also be purchased by the Fund only after being subjected to analysis by the sub-adviser. Unrated securities are not necessarily of lower quality than rated securities, but the market for rated securities is usually broader.

     MATURITY. The maturity of debt securities may be considered long (10 plus years), intermediate (1 to 10 years), or short-term (12 months or less). The proportion invested by the Fund in each category can be expected to vary depending upon the evaluation of market patterns and trends by the sub-adviser. Normally, the Fund's dollar weighted average maturity is expected to be in the 6 to 12 year range.

     YIELD AND PRICE. Lower to medium quality, long-term fixed-income securities typically yield more than higher quality, long-term fixed-income securities. Thus, the Fund's yield normally can be expected to be higher than that of a fund investing in higher quality debt securities. The yields and prices of lower quality fixed income securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income markets, changes in perception of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality securities, which may result in greater price and yield volatility. For a given period of time, the Fund may have a high yield but a negative total return.

     DEFERRABLE SUBORDINATED SECURITIES. Recently, securities have been issued which have long maturities and are deeply subordinated in the issuer's capital structure. They generally have 30-year maturities and permit the issuer to defer distributions for up to five years. These characteristics give the issuer more financial flexibility than is typically the case with traditional bonds. As a result, the securities may be viewed as possessing certain "equity-like" features by rating agencies and bank regulators. However, the securities are treated as debt securities by market participants, and the fund intends to treat them as such as well. These securities may offer a mandatory put or remarketing option that creates an effective maturity date significantly shorter than the stated one. The High Yield Bond Fund will invest in these securities to the extent their yield, credit, and maturity characteristics are consistent with the Fund's investment objective and program.

     OTHER INVESTMENTS. The Fund may invest up to 20% of its total assets in dividend-paying preferred or common stocks (including up to 10% in warrants to purchase common stocks) that are considered by the sub-adviser to be consistent with the Fund's current income and capital appreciation investment objectives. In seeking higher income or a reduction in principal volatility, the Fund may write covered call options and purchase covered put options and spreads and purchase uncovered put options and uncovered call options; and the Fund may invest in interest rate futures contracts (and options thereon) for hedging purposes. There are also special risks associated with investments in foreign securities whether denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, less liquidity and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies. Currency risk affects the Fund to the extent that it holds non-dollar foreign bonds.

     ADDITIONAL RISKS OF HIGH YIELD INVESTING. There can be no assurance that the High Yield Bond Fund will achieve its investment objective. The high yield securities in which the Fund may invest are predominantly speculative with regard to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the Fund may invest will be affected by the creditworthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. Furthermore, the share price and yield of the Fund are expected to be more volatile than the share price and yield of a fund investing in higher quality securities, which react primarily to movements in the general level of interest rates. The sub-adviser carefully considers these factors and the Fund attempts to reduce risk by diversifying its portfolio, by analyzing the creditworthiness of individual issuers, and by monitoring trends in the economy, financial markets, and specific industries. Such efforts, however, will not eliminate risk. High yield bonds may be more susceptible than investment grade bonds to real or perceived adverse economic and competitive industry conditions. High yield bond prices may decrease in response to a projected economic downturn because the advent of a recession could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. Highly leveraged issuers also may find it difficult to obtain additional financing during a period of rising interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds. As such, the prices at which lower quality bonds can be sold may be adversely affected and valuing such lower quality bonds can be a difficult task. If market quotations are not available, these securities will be valued by a method that, in the good faith belief of the Fund's Board of Directors, accurately reflects fair value. The judgment of the Penn Series Board of Directors plays a greater role in valuing high yield securities than is the case with respect to securities for which more objective market data are available.

     During 2001 the dollar weighted average ratings (computed monthly) of the debt obligations held by the Fund (excluding equities and reserves), expressed as a percentage of the Fund's total net investments, were as follows:

    STANDARD AND POOR'S RATINGS          PERCENTAGE OF TOTAL NET INVESTMENTS**
                 AAA                                     [___]%
                 AA                                      [___]%
                 A                                       [___]%
                 BBB                                     [___]%
                 BB                                      [___]%
                 B                                       [___]%
                 CCC                                     [___]%
                 CC                                      [___]%
                 C                                       [___]%
                 D                                       [___]%
                 Unrated*                                [___]%

* T. ROWE PRICE ASSOCIATES, INC. HAS ADVISED THAT IN ITS VIEW THE UNRATED DEBT OBLIGATIONS WERE COMPARABLE IN QUALITY TO DEBT OBLIGATIONS RATED IN THE S&P CATEGORIES AS FOLLOWS: A 0.20%; BBB: 0.00%; BB:0.00%; B: 3.00%; CCC:0.70%;
    CC: 0.00%; C: 0.00%; D: 0.00%; UNRATED: 0.00%.
**  UNAUDITED.

--------------------------------------------------------------------------------
FLEXIBLY MANAGED FUND

      In addition to investing in common stocks, the Fund may invest in the following securities:

   o Equity-related securities, such as convertible securities (i.e., bonds or preferred stock convertible into or exchangeable for common stock), preferred stock, warrants, futures, and options.

   o Corporate debt securities within the four highest credit categories assigned by established rating agencies, which include both high and medium-quality investment grade bonds. The Fund may also invest in non-investment grade corporate debt securities, which are sometimes referred to as "junk bonds," if immediately after such investment the Fund would not have more than 15% of its total assets invested in such securities. The Fund's investment in all corporate debt securities will be limited to 35% of net assets. The Fund's convertible bond holdings will not be subject to these debt limits, but rather, will be treated as equity-related securities. Medium-quality investment grade bonds are regarded as having an adequate capacity to pay principal and interest although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than that for higher grade bonds.

   o Short-term reserves (i.e., money market instruments), which may be used to reduce downside volatility during uncertain or declining equity market conditions. The Fund's reserves will be invested in shares of internally managed fund of the sub-adviser or the following high-grade money market instruments: U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

      If the Fund's position in money market securities maturing in one year or less equals 35% or more of the Fund's total assets, the Fund will normally have 25% or more of its assets concentrated in securities of the banking industry. Investments in the banking industry may be affected by general economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. The adviser believes that any risk to the Fund which might result from concentrating in the banking industry will be minimized by diversification of the Fund's investments, the short maturity of money market instruments, and the sub-advisers' credit research.

--------------------------------------------------------------------------------
CORE EQUITY FUND

      The Fund will invest at least 65% of its assets in equity securities of U.S. issuers. The Fund will invest primarily in common stocks of issuers with above-average growth potential. The Fund may also invest in convertible securities, preferred stocks, foreign securities and ADRs. The Fund's holdings are generally listed on a national securities exchange. While the Fund may invest in unlisted securities, such securities will usually have an established over-the-counter market. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

--------------------------------------------------------------------------------
GROWTH EQUITY FUND

      Ordinarily, the Fund's assets will be invested primarily in common stocks, but the Fund may also invest in convertible securities, preferred stocks, and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund's objectives. The Fund's holdings are generally listed on a national securities exchange. While the Fund may invest in unlisted securities, such securities will usually have an established over-the-counter market. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

--------------------------------------------------------------------------------
LARGE CAP VALUE FUND

      The Fund's assets will be invested primarily in common stocks of issuers that the sub-adviser believes are undervalued. The Fund may also invest in convertible securities, preferred stocks, and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund's objectives. The Fund may invest an unlimited amount in foreign securities. Generally, the Fund will not invest more than 20% of its assets in foreign securities. The Fund's holdings are generally listed on a national securities exchange. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND

     The Fund will invest primarily in the equity securities of large capitalization growth companies. The sub-adviser is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the sub-adviser chooses companies that it believes are positioned for growth in revenues, earnings or assets. In choosing investments, the sub-adviser will focus on companies that have exhibited above average growth, strong financial records, and large market capitalization. In addition, the sub-adviser also considers management expertise, industry leadership, growth in market share and sustainable competitive advantage. Although the sub-adviser will search for investments across a large number of industries, it expects to have significant positions in particular sectors such as the technology sector (including computer hardware and software, telecommunications, and electronics). The Fund's investments may include zero coupon, deferred interest or pay-in-kind bonds, or preferred stocks. The Fund currently does not intend to invest in defaulted debt securities, or more than 5% of its assets in loan participations and other related direct or indirect bank securities. The Fund may invest up to 5% of its assets in trade claims. Both loan participation and trade claims carry a high degree or risk. The Fund does not intend to invest more than 5% of its assets in enhanced convertible securities. The Fund may also lend its portfolio securities up to 30% of its assets, borrow up to 5% of the value of its total assets, except from banks for temporary or emergency purposes, and not for direct investments in securities.

--------------------------------------------------------------------------------
INDEX 500 FUND

      The Fund seeks to replicate the return of the S&P 500 Index, which is comprised of approximately 500 securities selected by Standards & Poor's (most of which are common stocks listed on the New York Stock Exchange). The Fund will normally invest in all of the stocks and other securities which comprise the S&P 500 Index. The Fund's policy is to be substantially invested in common stocks included in the S&P 500 Index, and it is expected that cash reserves items held to accommodate shareholder transactions would be hedged with S&P 500 Index Futures. Over time, the correlation between the performance of the Fund and the S&P 500 Index is expected to be over 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increasing or decreasing in exact proportion to changes in the S&P 500 Index.

      The Index 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Index 500 Fund or any member of the public regarding the advisability of investing in securities generally or in the Index 500 Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Penn Mutual is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Penn Mutual or the Index 500 Fund. S&P has no obligation to take the needs of Penn Mutual or the owners of the Index 500 Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Index 500 Fund or the timing of the issuance or sale of the Index 500 Fund or in the determination or calculation of the equation by which the Index 500 Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Index 500 Fund.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PENN MUTUAL, OWNERS OF THE INDEX 500 FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

--------------------------------------------------------------------------------
MID CAP GROWTH FUND

      The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell Midcap Growth Index (or such other appropriate index selected by the sub-adviser). In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

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MID CAP VALUE FUND

      The Fund will primarily invest in common stocks issued by medium capitalization companies. Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, foreign securities and ADRs. The Fund will invest primarily in a diversified portfolio of common stocks of issuers that have market capitalizations between $1 billion and $8 billion that the sub-adviser believes to be undervalued relative to the stock market. The sub-adviser selects securities that are undervalued in the marketplace either in relation to strong fundamentals, such as a low price-to-earnings ratio, consistent with cash flow, and successful track records through all parts of the market cycles. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

--------------------------------------------------------------------------------
STRATEGIC VALUE FUND

      The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve, with board approval, effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants and rights. If the sub-adviser judges market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if the sub-adviser intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised. The Fund may also purchase convertible securities, depository receipts and foreign securities and is subject to the risks associated with such investing. The Fund may invest in stock index future contracts in an effort to reduce volatility. The Fund may invest in securities of other investment companies subject to limitations prescribed by the Investment Company Act of 1940. The sub-adviser selects securities that are undervalued in the marketplace either in relation to strong fundamentals, such as a low price-to-earnings ratio, consistent with cash flow, and successful track records through all parts of the market cycles.

--------------------------------------------------------------------------------
EMERGING GROWTH FUND

      The Fund will invest primarily in common stocks, and may also invest in bonds, convertible securities, preferred stocks and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund's objective. The Fund may also invest in bonds rated below Baa by Moody's or BBB by S&P (sometimes referred to as "junk bonds"), but presently does not expect such investments in any such bonds to exceed 5% of the Fund's assets. The Fund may write covered call options and purchase put options on its portfolio securities, purchase put and call options on securities indices and invest in stock index futures contracts (and options thereon) for hedging and other non-speculative purposes.

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SMALL CAP VALUE FUND

      In addition to its primary focus, the sub-adviser may invest in companies with market capitalizations above $1.5 billion, non-convertible preferred stocks and debt securities. The Fund uses "value" method in managing the Fund's assets, by identifying and investing in securities of companies which the Fund believes are trading significantly below its estimate of the company's current worth, with the expectation that the market price of its securities should increase over a three- to five-year period. In addition, the Fund may invest in short-term fixed income securities for temporary defensive purposes. The Fund may invest up to 5% of its total assets in warrants, rights or options. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND

      Under normal circumstances the Fund will have at least 65% of its assets invested in European and Pacific Basin equity securities. The Fund intends to diversify investment broadly among countries and to invest in the securities of companies in not less than three different countries, in addition to the United States.

      The Fund may not always purchase securities on the principal market. For example, American Depositary Receipts ("ADRs") may be purchased if trading conditions make them more attractive than the underlying security. ADRs are registered receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. The Fund may likewise utilize European Depositary Receipts ("EDRs"), which are receipts typically issued in Europe by a bank or trust company evidencing ownership of an underlying foreign security. Unlike ADRs, EDRs are issued in bearer form. For purposes of determining the country of origin, ADRs and EDRs will not be deemed to be domestic securities.

      The Fund may also acquire fixed income investments where these fixed income securities are convertible into equity securities (and which may therefore reflect appreciation in the underlying equity security), and where anticipated interest rate movements, or factors affecting the degree of risk inherent in a fixed income security, are expected to change significantly so as to produce appreciation in the security consistent with the objective of the Fund. Fixed income securities in which the Fund may invest will be rated at the time of purchase Baa or higher by Moody's Investor Service, Inc., or BBB or higher by Standard and Poor's Ratings Group or, if they are foreign securities which are not subject to standard credit ratings, the fixed income securities will be "investment grade" issues (in the judgment of the sub-adviser) based on available information.

      The Fund may invest in securities which may be considered to be "thinly-traded" if they are deemed to offer the potential for appreciation, but does not presently intend to invest more than 5% of its total assets in such securities. The trading volume of such securities is generally lower and their prices may be more volatile as a result, and such securities are less likely to be exchange-listed securities. The Fund may also invest, subject to restrictions, in options (puts and calls) and restricted securities.

     ADDITIONAL RISK CONSIDERATIONS. Investments in foreign securities involve sovereign risk in addition to the credit and market risks normally associated with domestic securities. Such foreign investments may also be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, the financial markets on which they are traded may be subject to less strict governmental supervision, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). A contract owner who selects this Fund will incur the risks generally associated with investment in equity securities and, in addition, the risk of losses attributable to changes in currency exchange rates to the extent that those risks are not adequately hedged by the sub-adviser.

--------------------------------------------------------------------------------
REIT FUND

      The Fund invests primarily in securities of real estate investment trusts ("REITs"). The sub-adviser analyzes and selects investments that it believes will provide a relatively high and stable yield and are good prospects for future growth in dividends. Most REITs specialize in one or two product types, such as office buildings, shopping centers, industrial complexes, and hotels, or specialize in a particular geographic region. The sub-adviser believes that, over the long term, publicly traded real estate securities' performance is determined by the underlying real estate assets, real estate market cycle and management's ability to operate and invest in these assets during each market cycle. The sub-adviser's primary objective is to generate long-term, superior, risk-adjusted returns by identifying and investing in publicly traded real estate companies which demonstrate the highest probability or growing cash flow per share without undue risk to achieve such growth. As a value-oriented manager, the sub-adviser is committed to a strategy of investing in companies that offer growth at a reasonable price.

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SECURITIES AND INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

INVESTMENTS IN DEBT SECURITIES

      Debt securities in which one or more of the Funds may invest in include those described below.

     U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

     U.S. GOVERNMENT AGENCY SECURITIES. The Funds may invest in debt securities issued or guaranteed by U.S. Government sponsored enterprises, federal agencies, and international institutions. These include securities issued by Fannie Mae, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and the remainder are supported only by the credit of the instrumentality.

     LONG-TERM, MEDIUM TO LOWER QUALITY CORPORATE DEBT SECURITIES. The High Yield Bond Fund will invest in outstanding convertible and nonconvertible corporate debt securities (e.g., bonds and debentures) that generally have maturities between 8 and 12 years. This Fund will generally invest in long-term corporate obligations which are rated BBB or lower by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, are of equivalent quality as determined by the Fund `s investment adviser. Other Funds may invest limited amounts in medium to lower quality corporate debt securities in accordance with their stated investment policies. The Flexibly Managed Fund may invest up to 15% of its assets in lower quality corporate debt.

     INVESTMENT GRADE CORPORATE DEBT SECURITIES. The Limited Maturity Bond and Quality Bond Funds will invest principally in corporate debt securities of various maturities that are considered investment grade securities by at least one of the established rating services (e.g., AAA, AA, A, or BBB by Standard & Poor's) or, if not rated, are of equivalent quality as determined by the Fund's investment adviser, Independence Capital Management, Inc. ("ICMI").

     BANK OBLIGATIONS. The Funds may invest in certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.

     No Fund will invest in any security issued by a commercial bank unless: (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank by any one Income Fund is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of a U.S. Bank, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign banks, the security is, in the opinion of the Fund's investment adviser, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

     COMMERCIAL PAPER. The Funds may invest in short-term promissory notes issued by corporations primarily to finance short-term credit needs. The Money Market Fund will only invest in commercial paper which is rated A-2 or better by Standard & Poor's, Prime-2 or better by Moody's or, if not rated, is of equivalent quality as determined by the investment adviser, and further will invest only in instruments permitted under the SEC Rule 2a-7 which governs money market fund investing.

     CANADIAN GOVERNMENT SECURITIES. The Funds may invest in debt securities issued or guaranteed by the Government of Canada, a Province of Canada, or an instrumentality or political subdivision thereof. However, the Money Market Fund will only purchase these securities if they are marketable and payable in U.S. dollars. The Money Market Fund will not purchase any such security if, as a result, more than 10% of the value of its total assets would be invested in such securities.

     SAVINGS AND LOAN OBLIGATIONS. The Limited Maturity Bond, Quality Bond, High Yield Bond, and Money Market Funds may invest in negotiable certificates of deposit and other debt obligations of savings and loan associations. They will not invest in any security issued by a savings and loan association unless: (i) the savings and loan association has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is limited to $100,000 and the principal amount of such investment is insured in full by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation; (ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System; and (iii) the security is insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation.

     No Fund will purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 15% of the value of its total assets would be invested in such securities, other illiquid securities, and securities without readily available market quotations, such as restricted securities and repurchase agreements maturing in more than seven days.

     MUNICIPAL OBLIGATIONS. The Limited Maturity Bond, Quality Bond and Large Cap Value Funds may invest in Municipal Obligations that meet the Fund's quality standards. The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Municipal Obligations may include variable and floating rate instruments. If such instruments are unrated, they will be determined by the adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by a Fund.

     To the extent a Fund's assets are to a significant extent invested in Municipal Obligations that are payable from the revenues of similar projects, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects to a greater extent than it would be if its assets were not so invested.

     FOREIGN DEBT SECURITIES. Subject to the particular Fund's quality and maturity standards, the Limited Maturity Bond, Quality Bond, High Yield Bond and Money Market Funds may invest without limitation in the debt securities (payable in U.S. dollars) of foreign issuers in developed countries and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). The High Yield Bond Fund may also invest up to 20% of its assets in non-U.S. dollar--denominated fixed-income securities principally traded in financial markets outside the United States.

     The International Equity Fund may invest in debt securities of foreign issuers. The securities will be rated Baa or higher by Moody's Investor Services, Inc. or BBB or higher by Standard and Poor's Ratings Group or, if they have not been so rated, will be the equivalent of investment grade (Baa or BBB) as determined by the adviser or sub-adviser. The Large Cap Value Fund may also invest up to 15% of its assets in U.S.-traded dollar denominated debt securities of foreign issuers, and up to 5% of its assets in non-dollar denominated fixed income securities issued by foreign issuers.

     The Emerging Growth Fund may also invest up to 15% of its assets in U.S.-traded dollar denominated debt securities of foreign issuers, and up to 5% of its assets in non-dollar denominated fixed income securities issued by foreign issuers.

     For information on risks involved in investing in foreign securities, see information on "INVESTMENTS IN FOREIGN EQUITY SECURITIES" below.

     PRIME MONEY MARKET SECURITIES DEFINED. Prime money market securities include: U.S. Government obligations; U.S. Government agency securities; bank or savings and loan association obligations issued by banks or savings and loan associations whose debt securities or parent holding companies' debt securities or affiliates' debt securities guaranteed by the parent holding company are rated AAA or A-1 or better by Standard & Poor's, AAA or Prime-1 by Moody's, or AAA by Fitch; commercial paper rated A-1 or better by Standard & Poor's, Prime-1 by Moody's, or, if not rated, issued by a corporation having an outstanding debt issue rated AAA by Standard & Poor's, Moody's, or Fitch; short-term corporate debt securities rated AAA by Standard & Poor's, Moody's, or Fitch; Canadian Government securities issued by entities whose debt securities are rated AAA by Standard & Poor's, Moody's, or Fitch; and repurchase agreements where the underlying security qualifies as a prime money market security as defined above.

     COLLATERALIZED MORTGAGE OBLIGATIONS. The Limited Maturity Bond, Quality Bond and High Yield Bond Funds may invest in collateralized mortgage obligations ("CMS"). CMS are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMS on the same schedule as they are received, although certain classes of CMS have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMS in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMS may also be less marketable than other securities.

     ASSET-BACKED SECURITIES. The Limited Maturity Bond, Quality Bond, High Yield Bond and Money Market Funds may invest a portion of their assets in debt obligations known as "asset-backed securities." The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass through certificates" or "collateralized obligations."

     "Pass through certificates" are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligers on the underlying assets not covered by any credit support.

     Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

     ZERO COUPON AND PAY-IN-KIND BONDS. The High Yield Bond and Flexibly Managed Funds may invest in zero coupon and pay-in-kind bonds. A zero coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated. However, zero coupon bonds like other bonds retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon.

     Pay-in-Kind (PIK) Instruments are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. PIK's, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIK's are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

     For federal income tax purposes, these types of bonds will require the recognition of gross income each year even though no cash may be paid to the Fund until the maturity or call date of the bond. The Fund will nonetheless be required to distribute substantially all of this gross income each year to comply with the Internal Revenue Code, and such distributions could reduce the amount of cash available for investment by the Fund.

     CONVERTIBLE SECURITIES. The Funds may invest in debt securities or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have developed which combine higher or lower current income with options and other features.

--------------------------------------------------------------------------------
INVESTMENTS IN FOREIGN EQUITY SECURITIES

     The Core Equity, Growth Equity, Large Cap Value, Large Cap Growth,
Mid Cap Growth, Mid Cap Value, Strategic Value Fund, Small Cap Value, Emerging Growth, Flexibly Managed and REIT Funds may invest in the equity securities of foreign issuers, subject to the following limitations based upon the total assets of each Fund: Core Equity - 30%, Growth Equity - 30%; Large Cap Value - 25%; Large Cap Growth - 25%, Mid Cap Growth Fund - 25%; Mid Cap Value - ( )%, Strategic Value Fund - 10%, Small Cap Value - 25%; Emerging Growth - 10%; Flexibly Managed Fund - 25% and REIT - ( )%. The International Equity Fund, under normal circumstances, will have at least 65% of its assets in such investments. Because these Funds may invest in foreign securities, selection of these Funds involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those applicable to

U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). The sub-adviser for the Strategic Value Fund does not consider ADRs and securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be "foreign securities."


--------------------------------------------------------------------------------
INVESTMENTS IN SMALLER COMPANIES

     The Small Cap Value and Emerging Growth Funds may invest a substantial portion of their assets in securities issued by smaller companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets. Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of a Fund to dispose of such securities may be greatly limited, and a Fund may have to continue to hold such securities during periods when they would otherwise be sold.

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FOREIGN CURRENCY TRANSACTIONS

     As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Fund, other than the Money Market Fund, may purchase or sell foreign currency on a forward basis ("forward contracts"), enter into foreign currency futures and options on futures contracts ("forex futures") and foreign currency options ("forex options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Fund's investments.

     Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     Forex futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex futures traded in the United States are traded on regulated futures exchanges. A Fund will incur brokerage fees when it purchases or sells forex futures and it will be required to maintain margin deposits. Parties to a forex future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the futures contract fluctuates. Forex futures and forex options will be used only to hedge against anticipated future changes in exchange rates that might otherwise adversely affect the value of the Fund's securities or adversely affect the prices of the securities the Fund intends to purchase at a later date.

     The Funds may enter into forward foreign contracts only under two circumstances. FIRST, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. SECOND, when the adviser or sub-adviser to one of these Funds believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of the foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The International Equity Fund may enter into a forward contract to buy or sell foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's portfolio securities denominated in such currency. In certain circumstances the adviser or sub-adviser to the International Equity Fund may commit a substantial portion of the portfolio to the consummation of forward contracts. The Core Equity Fund, Growth Equity Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Value Fund, Emerging Growth Fund and High Yield Bond Fund do not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis, and will not do so if, as a result, the Fund will have more than 15% of the value of its total assets committed to the consummation of such contracts. The REIT Fund may use currency forward contracts to manage risks and to facilitate transactions in foreign securities. The Funds will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate them to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. A Fund's custodian bank will place cash or liquid equity or debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts entered into under the second circumstance, as set forth above. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

     At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

     If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     It also should be realized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from the value of such currency increase.

     Although the International Equity Fund, Core Equity, Growth Equity Fund, Large Cap Value Fund, Small Cap Value Fund, Mid Cap Growth, Mid Cap Value, Emerging Growth Fund, Flexibly Managed Fund, REIT Fund and High Yield Bond Fund value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

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REPURCHASE AGREEMENTS

     Each Fund, other than the Growth Equity Fund, may enter into repurchase agreements through which an investor (such as a Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Concurrently, the bank or securities dealer agrees to repurchase the underlying security at a future point at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. A Fund will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 10% of the value of its total assets would then be invested in such repurchase agreements. The Limited Maturity Bond and Quality Bond Funds will only enter into a repurchase agreement where the underlying securities are (excluding maturity limitations) rated within the four highest credit categories assigned by established rating services (AAA, Aa, A, or Baa by Moody's or AAA, AA, A, or BBB by Standard & Poor's), or, if not rated, of equivalent investment quality as determined by the investment adviser. With the exception of the Money Market Fund, the underlying security must be rated within the top three credit categories, or, if not rated, must be of equivalent investment quality as determined by the investment adviser or sub-adviser. In the case of the Money Market Fund, the underlying security must be rated within the top credit category or, if not rated, must be of comparable investment quality as determined by the investment adviser and the repurchase agreement must meet the other quality and diversification standards of Rule 2a-7 under the Investment Company Act of 1940. In addition, each Fund will only enter into a repurchase agreement where (i) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (ii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while a Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

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LENDING OF PORTFOLIO SECURITIES

     For the purpose of realizing additional income, each Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. This policy is a fundamental policy for all the Funds. Securities loans are made to unaffiliated broker-dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received will consist of government securities, letters of credit or such other collateral as may be permitted under its investment program and by regulatory agencies and approved by the Board of Directors. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Fund has a right to call each loan and obtain the securities on five business days' notice. No Fund will have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the adviser to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

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ILLIQUID SECURITIES

     Illiquid securities generally are those which may not be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued them.

     The Funds may purchase securities which are not registered under the Securities Act of 1933 but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act. Any such security will not be considered illiquid so long as it is determined by the adviser or sub-adviser, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security. In making that determination, the adviser or sub-adviser will consider, among other relevant factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades. A Fund's treatment of Rule 144A securities as liquid could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The adviser or sub-adviser will continue to monitor the liquidity of any Rule 144A security which has been determined to be liquid. If a security is no longer liquid because of changed conditions, the holdings of illiquid securities will be reviewed to determine if any steps are required to assure compliance with applicable limitations on investments in illiquid securities.

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WARRANTS

     The Limited Maturity Bond, Core Equity, Index 500, Mid Cap Growth, and Mid Cap Value Funds may, consistent with their investment objectives and policies, invest an unlimited amount in warrants. The Flexibly Managed and High Yield Bond Funds may invest in warrants if, after such investment, no more than 10% of the value of a Fund's net assets would be invested in warrants. The Large Cap Value, Small Cap Value, Strategic Value, Emerging Growth, International Equity, Quality Bond and Money Market Funds may invest in warrants; however, not more than 5% of any such Fund's assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5% not more than 2% of such assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchange. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. They have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

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WHEN-ISSUED SECURITIES

     The Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Core Equity, Large Cap Value, Index 500, Mid Cap Growth, Mid Cap Value, Emerging Growth, Small Cap Value and International Equity Funds may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund purchasing the when-issued security. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the particular Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The advisers do not believe that the net asset value or income of the Funds will be adversely affected by the respective Fund's purchase of securities on a when-issued basis. The Funds will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

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THE QUALITY BOND FUND'S POLICY REGARDING INDUSTRY CONCENTRATION

     When the market for corporate debt securities is dominated by issues in the gas utility, gas transmission utility, electric utility, telephone utility, or petroleum industries, the Quality Bond Fund will as a matter of fundamental policy concentrate 25% or more, but not more than 50%, of its assets in any one such industry, if the Fund has cash for such investment (i.e., will not sell portfolio securities to raise cash) and, if in Independence Capital Management's judgment, the return available and the marketability, quality, and availability of the debt securities of such industry justifies such concentration in light of the Fund's investment objective. Domination would exist with respect to any one such industry, when, in the preceding 30-day period, more than 25% of all new-issue corporate debt offerings (within the four highest grades of Moody's or S&P and with maturities of 10 years or less) of $25,000,000 or more consisted of issues in such industry. Although the Fund will normally purchase corporate debt securities in the secondary market as opposed to new offerings, Independence Capital Management believes that the new issue-based dominance standard, as defined above, is appropriate because it is easily determined and represents an accurate correlation to the secondary market. Investors should understand that concentration in any industry may result in increased risk. Investments in any of these industries may be affected by environmental conditions, energy conservation programs, fuel shortages, difficulty in obtaining adequate return on capital in financing operations and large construction programs, and the ability of the capital markets to absorb debt issues. In addition, it is possible that the public service commissions which have jurisdiction over these industries may not grant future increases in rates sufficient to offset increases in operating expenses. These industries also face numerous legislative and regulatory uncertainties at both federal and state government levels. Independence Capital Management believes that any risk to the Fund which might result from concentration in any industry will be minimized by the Fund's practice of diversifying its investments in other respects. The Quality Bond Fund's policy with respect to industry concentration is a fundamental policy. See INVESTMENT RESTRICTIONS below.

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OPTIONS

     Each Fund, other than the Money Market Fund, may write covered call (except for Small Cap Value Fund) and buy put options on its portfolio securities and purchase call or put options on securities indices. The aggregate market value of the portfolio securities covering call or put options will not exceed 25% of a Fund's total assets. Such options may be exchange-traded or dealer options. An option gives the owner the right to buy or sell securities at a predetermined exercise price for a given period of time. Although options will primarily be used to minimize principal fluctuations, or to generate additional premium income for the Funds, they do involve certain risks. Writing covered call options involves the risk of not being able to effect closing transactions at a favorable price or participate in the appreciation of the underlying securities or index above the exercise price. The High Yield Bond Fund may engage in other options transactions described in INVESTMENT RESTRICTIONS below, including the purchase of spread options, which give the owner the right to sell a security that it owns at a fixed dollar spread or yield spread in relation to another security that the owner does not own, but which is used as a benchmark.

     A Fund will write call options only if they are "covered." This means that a Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to the fluctuating market value of the optioned securities.

     Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, more risky than an investment in the underlying securities themselves.

     There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

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FUTURES CONTRACTS

     Each Fund, other than the Money Market Fund, may invest in futures contracts and options thereon (interest rate futures contracts, currency futures or stock index futures contracts, as applicable). Each Fund will limit its use of futures contracts so that: (i) no more than 5% of the Fund's total assets will be committed to initial margin deposits or premiums on options and (ii) immediately after entering into such contracts, no more than 30% of the Fund's total assets would be represented by such contracts. Such futures contracts would not be entered into for speculative purposes, but to hedge risks associated with the Fund's securities investments or to provide an efficient means of regulating its exposure to the market. To enter into a futures contract, a Fund must make a deposit of initial margin with its custodian in a segregated account in the name of its futures broker. Initial margin on futures contracts is in the nature of a performance bond or good faith deposit. Subsequent payments to or from the broker, called variation margin, will be made on a daily basis as the price of the underlying index or instrument fluctuates, making the long and short positions in the futures contracts more or less valuable.

     Successful use of futures by a Fund is subject, first, to the investment adviser's or sub-adviser's ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions.

     Even if the investment adviser or sub-adviser has correctly predicted market movements, the success of a futures position may be affected by imperfect correlations between the price movements of the futures contract and the securities being hedged. A Fund may purchase or sell futures contracts on any stock index or interest rate index or instrument whose movements will, in the investment adviser's or sub-adviser's judgment, have a significant correlation with movements in the prices of all or portions of the Fund's portfolio securities. The correlation between price movements in the futures contract and in the portfolio securities probably will not be perfect, however, and may be affected by differences in historical volatility or temporary price distortions in the futures markets. To attempt to compensate for such differences, the Fund could purchase or sell futures contracts with a greater or lesser value than the securities it wished to hedge or purchase. Despite such efforts, the correlation between price movements in the futures contract and the portfolio securities may be worse than anticipated, which could cause the Fund to suffer losses even if the investment adviser had correctly predicted the general movement of the market.

     A Fund which engages in the purchase or sale of futures contracts may also incur risks arising from illiquid markets. The ability of a Fund to close out a futures position depends on the availability of a liquid market in the futures contract, and such a market may not exist for a variety of reasons, including daily limits on price movements in futures markets. In the event a Fund is unable to close out a futures position because of illiquid markets, it would be required to continue to make daily variation margin payments, and could suffer losses due to market changes in the period before the futures position could be closed out.

     The trading of futures contracts is also subject to the risks of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Options on futures contracts are subject to risks similar to those described above, and also to a risk of loss due to an imperfect correlation between the option and the underlying futures contract.

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INVESTMENT COMPANIES

     Each Fund may invest in securities issued by other investment companies which invest in short-term, high quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. The International Equity Fund may invest in securities of mutual funds that invest in foreign securities. Securities of investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. The High Yield and Flexibly Managed Funds may invest cash reserves in shares of the T. Rowe Price Reserve Investment Fund, an internally-managed money market fund. In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses.

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LOAN PARTICIPATIONS AND ASSIGNMENTS

     The Large Cap Growth and High Yield Bond Funds may invest in loan participations and assignments (collectively "participations"). Such participations will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buyouts and other corporate activities. Such loans may also have been made to governmental borrowers, especially governments of developing countries (LDC debt). LDC debt will involve the risk that the governmental entity responsible for the repayment of the debt may be unable or unwilling to do so when due. The loans underlying such participations may be secured or unsecured, and the Fund may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short "strips" that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

     The loan participations in which the Large Cap Growth and High Yield Bond Fund will invest will also vary in legal structure. Occasionally, lenders assign to another institution both the lender's rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is called a novation. More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as "participating interests," do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower.

     Because the Large Cap Growth and High Yield Bond Funds are allowed to purchase debt securities, including debt securities at private placement, the Fund will treat loan participations as securities and not subject to its fundamental investment restriction prohibiting the Fund from making loans.

     There is not a recognizable, liquid public market for the loan participations. Hence, the High Yield Bond Fund would consider loan participations as illiquid securities and subject them to the Fund's restriction on investing no more than 10% of assets in securities for which there is no readily available market. The Fund would initially impose a limit of no more than 5% of total assets in illiquid loan participations. The Large Cap Growth Fund currently does not intend to invest more than 5% of its assets in loan participations.

     Where required by applicable SEC positions, the Funds will treat both the corporate borrower and the bank selling the participation interest as an issuer for purposes of its fundamental investment restriction which prohibits investing more than 5% of Fund assets in the securities of a single issuer.

     Various service fees received by the High Yield Bond Fund from loan participations may be treated as non-interest income depending on the nature of the fee (commitment, takedown, commission, service or loan origination). To the extent the service fees are not interest income, they will not qualify as income under Section 851(b) of the Internal Revenue Code. Thus the sum of such fees plus any other non-qualifying income earned by the Fund cannot exceed 10% of total income.

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TRADE CLAIMS

     The Large Cap Growth and High Yield Bond Funds may invest up to 5% of their total assets in trade claims. Trade claims are non-securitized rights of payment arising from obligations other than borrowed funds. Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms. Generally, when a company files for bankruptcy protection payments on these trade claims cease and the claims are subject to a compromise along with the other debts of the company. Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor.

     Over the last few years a market for the trade claims of bankrupt companies has developed. Many vendors are either unwilling or lack the resources to hold their claim through the extended bankruptcy process with an uncertain outcome and timing. Some vendors are also aggressive in establishing reserves against these receivables, so that the sale of the claim at a discount may not result in the recognition of a loss.

     Trade claims can represent an attractive investment opportunity because these claims typically are priced at a discount to comparable public securities. This discount is a reflection of a less liquid market, a smaller universe of potential buyers and the risks peculiar to trade claim investing. It is not unusual for trade claims to be priced at a discount to public securities that have an equal or lower priority claim.

     As noted above, investing in trade claims does carry some unique risks which include:

     ESTABLISHING THE AMOUNT OF THE CLAIM. Frequently, the supplier's estimate of its receivable will differ from the customer's estimate of its payable. Resolution of these differences can result in a reduction in the amount of the claim. This risk can be reduced by only purchasing scheduled claims (claims already listed as liabilities by the debtor) and seeking representations from the seller.

     DEFENSES TO CLAIMS. The debtor has a variety of defenses that can be asserted under the bankruptcy code against any claim. Trade claims are subject to these defenses, the most common of which for trade claims relates to preference payments. (Preference payments are all payments made by the debtor during the 90 days prior to the filing. These payments are presumed to have benefited the receiving creditor at the expense of the other creditors. The receiving creditor may be required to return the payment unless it can show the payments were received in the ordinary course of business.) While none of these defenses can result in any additional liability of the purchaser of the trade claim, they can reduce or wipe out the entire purchased claim. This risk can be reduced by seeking representations and indemnification from the seller.

     DOCUMENTATION/INDEMNIFICATION. Each trade claim purchased requires documentation that must be negotiated between the buyer and seller. This documentation is extremely important since it can protect the purchaser from losses such as those described above. Legal expenses in negotiating a purchase agreement can be fairly high. Additionally, it is important to note that the value of an indemnification depends on the seller's credit.

     VOLATILE PRICING DUE TO ILLIQUID MARKET. There are only a handful of brokers for trade claims and the quoted price of these claims can be volatile. All trade claims would be considered illiquid investments.

     NO CURRENT YIELD/ULTIMATE RECOVERY. Trade claims are almost never entitled to earn interest. As a result, the return on such an investment is very sensitive to the length of the bankruptcy, which is uncertain. Although not unique to trade claims, it is worth noting that the ultimate recovery on the claim is uncertain and there is no way to calculate a conventional yield to maturity on this investment. Additionally, the exit for this investment is a plan of reorganization which may include the distribution of new securities. These securities may be as illiquid as the original trade claim investment.

     TAX ISSUE. Although the issue is not free from doubt, it is likely that trade claims would be treated as non-securities investments. As a result, any gains would be considered "non-qualifying" under the Internal Revenue Code. The High Yield Bond Fund may have up to 10% of its gross income (including capital gains) derived from non-qualifying sources.

--------------------------------------------------------------------------------
INVESTMENT RESTRICTIONS

     Except as otherwise specified, the investment restrictions described below have been adopted as fundamental policies of the fourteen respective Funds. Fundamental policies may not be changed without the approval of the lesser of:
(1) 67% of a Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Fund's outstanding shares. Operating policies are subject to change by Penn Series' Board of Directors without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrows by, a Fund.

--------------------------------------------------------------------------------
MONEY MARKET FUND

     Investment restrictions (1) through (4), (6), (8) through (12), and (16) described below have been adopted by the Money Market Fund and are fundamental policies, except as otherwise indicated. Restrictions (5), (7), and (13) through
(15) are operating policies subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (A) PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (B) PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUE. More than 10% of the outstanding voting securities of any issuer would be held by the Fund; (C) INDUSTRY CONCENTRATION. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this limitation does not apply to obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or to certificates of deposit, or bankers' acceptances; (D) UNSEASONED ISSUERS. More than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; (2) EQUITY SECURITIES. Purchase any common stocks or other equity securities, or securities convertible into equity securities; (3) RESTRICTED OR ILLIQUID SECURITIES. Purchase restricted securities, illiquid securities, or securities without readily available market quotations, or invest more than 10% of the value of its total assets in repurchase agreements maturing in more than seven days and in the obligations of small banks and savings and loan associations which do not have readily available market quotations; (4) REAL ESTATE. Purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (5) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (6) COMMODITIES. Purchase or sell commodities or commodity contracts; (7) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (8) PURCHASES ON MARGIN. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; (9) LOANS. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; (10) BORROWING. Borrow money, except that the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrows will reduce net investment income; (11) MORTGAGING. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market; (12) UNDERWRITING. Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; (13) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (14) PUTS, CALLS, ETC. Invest in puts, calls, straddles, spreads, or any combination thereof; or (15) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities.

--------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND

     Investment restrictions (1) through (9) have been adopted by the Limited Maturity Bond Fund as fundamental policies.

     The Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) INDUSTRY CONCENTRATION. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) REAL ESTATE. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) COMMODITIES. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) BORROWING. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) UNDERWRITING. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (8) SENIOR SECURITIES. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) LENDING. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

--------------------------------------------------------------------------------
QUALITY BOND FUND

     Investment restrictions (1), (2), (4) through (9), (14) and (15) have been adopted by the Quality Bond Fund as fundamental policies, except as otherwise indicated. Restrictions (3) and (10) through (13) are operating policies subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) purchase a security if, as a result: (A) PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities; (B) PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUE. More than 10% of the outstanding voting securities of any issuer would be held by the Fund, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (C) INDUSTRY CONCENTRATION Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that the Fund will invest 25% or more of its assets, but not more than 50%, in any one of the gas utility, gas transmission utility, electric utility, telephone utility, and petroleum industries under certain circumstances (see THE QUALITY BOND FUND'S POLICY REGARDING INDUSTRY CONCENTRATION above), but this limitation does not apply to bank certificates of deposit; (D) UNSEASONED ISSUERS. More than 5% of the value of the Fund's total assets would be invested in the securities (taken at cost) of issuers which at the time of purchase had been in operation less than three years (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of the issuer) and in equity securities which are not readily marketable for reasons other than restrictions against sale to the public without registration under the Securities Act of 1933; (E) RESTRICTED SECURITIES. More than 10% of the value of the total assets of the Fund would be invested in securities which are subject to legal or contractual restrictions on resale; or (F) WARRANTS. More than 2% of the value of the total assets of the Fund would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of the total assets of the Fund would be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities; (2) REAL ESTATE. Purchase or sell real estate (although it may purchase securities of companies whose business involves the purchase or sale of real estate); (3) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (4) COMMODITIES. Purchase or sell commodities or commodity contracts, except that the Fund may enter into interest rate futures contracts, subject to (15) below; (5) SHORT SALES AND PURCHASES ON MARGIN. Purchase securities on margin or effect short sales of securities, but the Fund may make margin deposits in connection with interest rate futures transactions subject to (15) below; (6) LOANS. Make loans (although it may acquire publicly-distributed bonds, debentures, notes, and other debt securities, may enter into repurchase agreements, may lend portfolio securities, and may purchase debt securities at private placement within the limits imposed above on the acquisition of restricted securities); (7) BORROWING. Borrow money, except the Fund may (i) borrow money for temporary administrative purposes and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost, or 5% of its total assets valued at market and, in any event, only if immediately thereafter there is an asset coverage of at least 300%, and (ii) enter into interest rate futures contracts; (8) MORTGAGING. Mortgage, pledge, or hypothecate securities, except (i) in connection with permissible borrows where the market value of the securities mortgaged, pledged, or hypothecated does not exceed 15% of the Fund's assets taken at cost; provided, however, that as a matter of operating policy, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, taken at market, in order to comply with certain state investment restrictions, and (ii) interest rate futures contracts; (9) UNDERWRITING. Act as an underwriter of securities, except insofar as it might be deemed to be such for purposes of the Securities Act of 1933 upon the disposition of certain portfolio securities acquired within the limitations of restriction (e) above; (10) OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS. Purchase or retain securities of any issuer if, to the knowledge of the Fund's management or investment adviser, those officers or directors of Penn Series, or of its investment adviser, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; (11) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (12) PUTS, CALLS, ETC. Invest in puts, calls, straddles, spreads, or any combination thereof, except the Fund reserves the right to write covered call options and purchase put and call options; (13) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (14) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities; or (15) FUTURES CONTRACTS. Enter into an interest rate futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract); or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

     Investment restrictions (1), (2), (4), (6), (8) through (12), and (15) through (16) have been adopted by the High Yield Bond Fund as fundamental policies, except as otherwise indicated. Restrictions (3), (5), (7), (13) through (14), and (17) through (18) are operating policies subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (A) PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. With respect to 75% of the Fund's total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (B) PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUE. With respect to 75% of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; (C) INDUSTRY CONCENTRATION. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in the securities of the banking industry when the Fund's position in issues maturing in one year or less equals 35% or more of the Fund's total assets; (2) EQUITY SECURITIES. Invest more than 20% of the Fund's total assets in common stocks (including up to 10% in warrants); (3) RESTRICTED OR ILLIQUID SECURITIES. Invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and restricted securities, illiquid securities and securities without readily available market quotations; (4) REAL ESTATE. Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (this restriction shall not prevent the Fund from investing in securities of other instruments backed by real estate or in securities of companies engaged in the real estate business); (5) INVESTMENT COMPANIES. Purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940 or (ii) securities of the T. Rowe Price Reserve Investment Fund, an internally-managed money market fund of T. Rowe Price; (6) COMMODITIES. Purchase or sell commodities or commodity contracts, except that it may enter into interest rate futures contracts, subject to (17) below; (7) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result, more than 5% of the Fund's total assets would be invested in such programs; (8) PURCHASES ON MARGIN. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with interest rate futures contracts, subject to (17) below; (9) LOANS. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (10) BORROWING. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrows will reduce net investment income; the Fund may enter into interest rate futures contracts as set forth in (17) below; (11) MORTGAGING. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, and (ii) it may enter into interest rate futures contracts; (12) UNDERWRITING. Underwrite securities issued by other persons, except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (13) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (14) PUTS, CALLS, ETC. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;
(15) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities; (16) FUTURES CONTRACTS. Enter into an interest rate futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon;
(17) PURCHASES WHEN BORROWINGS OUTSTANDING. Purchase additional securities when money borrowed exceeds 5% of the Fund's total assets; (18) SHORT SALES. Effect short sales of securities; or (19) WARRANTS. Invest in warrants if, as a result, more than 10% of the value of the net assets of the Fund would be invested in warrants.

--------------------------------------------------------------------------------
FLEXIBLY MANAGED FUND

     Investment restrictions (1), (3), (5), (7) through (11), (13), and (14) are fundamental policies of the Flexibly Managed Fund, except as otherwise indicated. Restrictions (2), (4), (6) and (12) are operating policies and are subject to change by the Board of Directors without shareholder approval.

     The Flexibly Managed Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (A) PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. With respect to 75% of the Fund's total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (B) PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUE. With respect to 75% of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; (C) INDUSTRY CONCENTRATION. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in the banking industry when the Fund's position in issues maturing in one year or less equals 35% or more of the Fund's total assets; (2) RESTRICTED OR ILLIQUID SECURITIES. Purchase a security if, as a result, more than 15% of the value of the Fund's net assets would be invested in repurchase agreements maturing in more than seven days and restricted securities, illiquid securities, and securities without readily available market quotations; (3) REAL ESTATE. Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (this restriction shall not prevent the Fund from investing in securities of other instruments backed by real estate or in securities of companies engaged in the real estate business); (4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except (i) to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder, or (ii) securities of the T. Rowe Price Reserve Investment Fund, an internally-managed money market fund of T. Rowe Price; (5) COMMODITIES. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts, subject to (14) below; (6) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of its total assets would be invested in such programs; (7) SHORT SALES AND PURCHASES ON MARGIN. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with futures contracts, subject to (14) below; (8) LOANS. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (9) BORROWING. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrowings will reduce net investment income. The Fund may enter into futures contracts as set forth in (14) below; (10) MORTGAGING. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, and (ii) it may enter into futures contracts; (11) UNDERWRITING. Underwrite securities issued by other persons, except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (12) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (13) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities; or (14) FUTURES CONTRACTS. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

--------------------------------------------------------------------------------
CORE EQUITY FUND

     Investment restrictions (1) through (9) have been adopted by the Core Equity Fund as fundamental policies.

     The Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) INDUSTRY CONCENTRATION. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) REAL ESTATE. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) COMMODITIES. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) BORROWING. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) UNDERWRITING. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (8) SENIOR SECURITIES. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) LENDING. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

--------------------------------------------------------------------------------
GROWTH EQUITY FUND

     Investment restrictions (1) through (14) and (20) through (22) described below have been adopted by the Growth Equity Fund and are fundamental policies, except as otherwise indicated. Restrictions (15) through (19) are operating policies which are subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. Purchase any securities which would cause more than 5% of its total assets at the time of such purchase to be invested in the securities of any issuer, except for securities issued or guaranteed by the U.S. Government; (2) PERCENT LIMIT ON

SHARE OWNERSHIP OF ANY ONE ISSUE. Purchase any securities which would cause the Fund at the time of such purchase to own more than 10% of the outstanding securities of any class of any issuer; (3) UNSEASONED ISSUERS. Purchase the securities of any issuer engaged in continuous operation for less than three years; (4) INDUSTRY CONCENTRATION. Purchase any securities which would cause more than 25% of its total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one industry; (5) REAL ESTATE. Purchase or sell real estate, although it may invest in the securities of companies whose business involves the purchase or sale of real estate; (6) COMMODITIES. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts subject to (22) below; (7) INVESTMENT COMPANIES. Acquire the securities of any investment company, except securities purchased in regular transactions in the open market or acquired pursuant to a plan of merger or consolidation (to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder); (8) SHORT SALES AND PURCHASES ON MARGIN. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, and except for margin deposits made in connection with futures contracts, subject to (22) below; (9) LOANS. Make loans, except that it may (i) acquire publicly distributed bonds, debentures, notes, and other debt securities, and (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed 30% of the value of the Fund's total assets; (10) BORROWING. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on such borrows will reduce net investment income. The Fund may also enter into futures contracts as set forth in (22) below; (11) UNDERWRITING. Act as an underwriter of securities, except insofar as it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon disposition of certain securities;
(12) SECURITIES OF ADVISER. Purchase or retain the securities of its investment adviser, or of any corporation of which any officer, director, or member of the investment committee of the investment adviser is a director; (13) ALLOCATION OF PRINCIPAL BUSINESS TO OFFICERS AND DIRECTORS. Deal with any of its officers or directors, or with any firm of which any of its officers or directors is a member, as principal in the purchase or sale of portfolio securities; (14) ALLOCATION OF BROKERAGE BUSINESS TO ADVISER. Pay commissions on portfolio transactions to its investment adviser or to any officer or director of its investment adviser; (15) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (16) RESTRICTED AND ILLIQUID SECURITIES. Purchase any securities which would cause more than 5% of its total assets at the time of such purchase to be invested in securities which may not be publicly sold without registration under the Securities Act of 1933, or are otherwise illiquid or not readily marketable; (17) PUTS, CALLS, ETC. Invest in puts, calls, straddles, spreads, or any combination thereof, except that the Fund reserves the right to write covered call options and purchase put and call options; (18) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs;
(19) OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS. Purchase or retain the securities of any issuer if those officers or directors of Penn Series, or of its investment adviser, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; (20) MORTGAGING. Mortgage, pledge, or hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Growth Equity Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, and (ii) it may enter into futures contracts; (21) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities; or (22) FUTURES CONTRACTS. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

--------------------------------------------------------------------------------
LARGE CAP VALUE FUND

     Investment restrictions (1), (2), (3), (5), (7) through (11), (14), and
(15) are fundamental policies of the Large Cap Value Fund, except as otherwise indicated. Restrictions (4), (6), (12) and (13) are operating policies and are subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (A) PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (B) PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUE. More than 10% of the outstanding voting securities of any issuer would be held by the Fund; (C) INDUSTRY CONCENTRATION. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; (D) UNSEASONED ISSUERS. More than 5% of the value of the Large Cap Value Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; (2) RESTRICTED OR NOT READILY MARKETABLE SECURITIES. Purchase a security if, as a result, more than 10% of the Fund's total assets would be invested in: (a) securities with legal or contractual restrictions on resale, (b) repurchase agreements maturing in more than seven (7) days, and (c) other securities that are not readily marketable; (3) REAL ESTATE. Purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) COMMODITIES. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts subject to (15) below; (6) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (7) SHORT SALES AND PURCHASES ON MARGIN. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, except that it may make margin deposits in connection with futures contracts, subject to (15) below; (8) LOANS. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (9) BORROWING. Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities; interest paid on any such borrows will reduce net investment income; the Fund may also enter into futures contracts as set forth in (15) below; (10) MORTGAGING. Mortgage, pledge, or hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market; and (ii) it may enter into futures contracts; (11) UNDERWRITING. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (12) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (13) OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS. Purchase or retain the securities of any issuer if, to the knowledge of the Fund's management or investment adviser, those officers and directors of Penn Series, and of its investment adviser, who each owns beneficially more than 5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; (14) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities; or (15) FUTURES CONTRACTS. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND

     Investment restrictions (1) through (9) have been adopted by the Large Cap Growth Fund as fundamental policies.

     The Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) INDUSTRY CONCENTRATION. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) REAL ESTATE. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) BORROWING. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (5) UNDERWRITING. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (6) SENIOR SECURITIES. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (4) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (7) LENDING. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

--------------------------------------------------------------------------------
INDEX 500 FUND

     Investment restrictions (1) through (9) have been adopted by the Index 500 Fund as fundamental policies.

     The Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) INDUSTRY CONCENTRATION. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) REAL ESTATE. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) COMMODITIES. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) BORROWING. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) UNDERWRITING. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (8) SENIOR SECURITIES. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) LENDING. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

--------------------------------------------------------------------------------
MID CAP GROWTH FUND

     Investment restrictions (1) through (9) have been adopted by the Mid Cap Growth Fund as fundamental policies.

     The Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) INDUSTRY CONCENTRATION. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) REAL ESTATE. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) COMMODITIES. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) BORROWING. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) UNDERWRITING. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (8) SENIOR SECURITIES. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) LENDING. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

--------------------------------------------------------------------------------
MID CAP VALUE FUND

     Investment restrictions (1) through (9) have been adopted by the Mid Cap Value Fund Bond Fund as fundamental policies.

     The Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) INDUSTRY CONCENTRATION. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) REAL ESTATE. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) COMMODITIES. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) BORROWING. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) UNDERWRITING. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (8) SENIOR SECURITIES. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) LENDING. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

--------------------------------------------------------------------------------
STRATEGIC VALUE FUND

     Investment restrictions (1) through (3), (5) and (7) through (9) have been adopted by the Strategic Value Fund as fundamental policies. Restrictions (4)
(6) and (10) through (16) are operating policies and are subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) INDUSTRY CONCENTRATION. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) REAL ESTATE. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) BORROWING. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time (the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities); (6) SHORT SALES. Make short sales of securities or maintain a short position except to the extent permitted by applicable law; (7) UNDERWRITING. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities or in connection with a merger or acquisition; (8) SENIOR SECURITIES. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (5) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; (9) LENDING. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies; (10) ILLIQUID SECURITIES. Invest more than 15% of its net assets (at the time of investment) in illiquid securities, except for qualifying for resale under Rule 144 of the Securities Act of 1933; (11) UNSEASONED ISSUERS. Purchase the securities of any issuer engaged in continuous operation for less than three years; (12) SECURITIES OWNED BY OFFICERS. Hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more of the officers or directors of the Fund or by one or more partners or members of the Fund's underwriters or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (13) WARRANTS. Invest in warrants if, at the time of the acquisition, its investment in warrants would exceed 5% of the Fund's total assets; (14) REAL ESTATE. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases; (15) DERIVATIVES. Write, purchase or sell puts, calls, straddles, spreads or combination thereof; and (16) TRANSACTION WITH FUND OFFICERS. Buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than shares of the Fund.

--------------------------------------------------------------------------------
EMERGING GROWTH FUND

     Investment restrictions (1) through (9) are fundamental policies of the Emerging Growth Fund, except as otherwise indicated. Restrictions (10) through
(15) are non-fundamental operating policies and are subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) DIVERSIFICATION. Make an investment unless, when considering all its other investments, 75% of the value of the Fund's assets would consist of cash, cash items, obligations of the U.S. Government, its agencies or instrumentalities and other securities; for purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of the Fund's assets and to not more than 10% of the issuer's outstanding voting securities held by Penn Series as a whole; (2) INDUSTRY CONCENTRATION. Invest more than twenty-five percent or more of the value of the Fund's total assets in the securities of issuers having their principal business activities in the same industry; (3) REAL ESTATE. Invest in real estate or interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein, and securities which are secured by real estate or interests therein; (4) COMMODITIES. Invest in physical commodities or physical commodity contracts, but it may purchase and sell financial futures contracts and options thereon; (5) PURCHASES ON MARGIN. Purchase securities on margin, except that it may make margin deposits in connection with financial futures contracts or options; (6) LOANS. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (7) BORROWING. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities; (8) UNDERWRITING. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (9) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities. Entering into repurchase agreements, borrowing money in accordance with restriction (7) above, or lending portfolio securities in accordance with restriction (6) above, shall not be considered for purposes of the present restriction a senior security; (10) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (11) OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or any officer or director of the adviser or sub-adviser, owns more than .5% of the outstanding securities of such issuer, and such officers and directors who own more than .5% own in the aggregate more than 5% of such securities; (12) OIL AND GAS PROGRAMS. Invest in oil, gas or mineral exploration or developmental programs, except that it may invest in the securities of companies which operate, invest in, or sponsor such programs; (13) RESTRICTED OR NOT READILY MARKETABLE SECURITIES. Purchase a security if, as a result, more than 10% of the Fund's total assets would be invested in illiquid securities; (14) SHORT SALES. Effect short sales of securities, except short sales "against the box;" (15) MORTGAGING. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrows (including reverse repurchase agreements) financial options and other hedging activities.

--------------------------------------------------------------------------------
SMALL CAP VALUE FUND

     Investment restrictions (1) through (9) are fundamental policies of the Small Cap Value Fund, except as otherwise indicated. Restrictions (10) through
(15) are non-fundamental operating policies and are subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) DIVERSIFICATION. Make an investment unless, when considering all its other investments, 75% of the value of the Fund's assets would consist of cash, cash items, obligations of the U.S. Government, its agencies or instrumentalities and other securities; for purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of the Fund's assets and to not more than 10% of the issuer's outstanding voting securities held by Penn Series as a whole; (2) INDUSTRY CONCENTRATION. Invest more than twenty-five percent or more of the value of the Fund's total assets in the securities of issuers having their principal business activities in the same industry; (3) REAL ESTATE. Invest in real estate or interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein, and securities which are secured by real estate or interests therein; (4) COMMODITIES. Invest in physical commodities or physical commodity contracts, but it may purchase and sell financial futures contracts and options thereon; (5) PURCHASES ON MARGIN. Purchase securities on margin, except that it may make margin deposits in connection with financial futures contracts or options; (6) LOANS. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (7) BORROWING. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities; (8) UNDERWRITING. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (9) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities. Entering into repurchase agreements, borrowing money in accordance with restriction (7) above, or lending portfolio securities in accordance with restriction (6) above, shall not be considered for purposes of the present restriction a senior security; (10) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (11) OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or any officer or director of the adviser or sub-adviser, owns more than .5% of the outstanding securities of such issuer, and such officers and directors who own more than .5% own in the aggregate more than 5% of such securities; (12) OIL AND GAS PROGRAMS. Invest in oil, gas or mineral exploration or developmental programs, except that it may invest in the securities of companies which operate, invest in, or sponsor such programs; (13) RESTRICTED OR NOT READILY MARKETABLE SECURITIES. Purchase a security if, as a result, more than 10% of the Fund's total assets would be invested in illiquid securities; (14) SHORT SALES. Effect short sales of securities, except short sales "against the box;" (15) MORTGAGING. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrows (including reverse repurchase agreements) financial options and other hedging activities.

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND

     Investment restrictions (1), (2), (3), (5), (7) through (11), (14), and
(15) are fundamental policies of the International Equity Fund, except as otherwise indicated. Restrictions (4), (6), (12) and (13) are operating policies and are subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (A) PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (B) PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUE. More than 10% of the outstanding voting securities of any issuer would be held by the Fund; (C) INDUSTRY CONCENTRATION. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; (D) UNSEASONED ISSUERS. More than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors;
(2) RESTRICTED OR NOT READILY MARKETABLE SECURITIES. Purchase a security if, as a result, more than 10% of the Fund's total assets would be invested in: (a) securities with legal or contractual restrictions on resale; (b) repurchase agreements maturing in more than seven (7) days; and (c) other securities that are not readily marketable; (3) REAL ESTATE. Purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (4) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the

Investment Company Act of 1940 and any rules adopted thereunder; (5) COMMODITIES. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts subject to (15) below; (6) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (7) SHORT SALES AND PURCHASES ON MARGIN. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, except that it may make margin deposits in connection with futures contracts, subject to (15) below; (8) LOANS. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (9) BORROWING. Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrows will reduce net investment income. The Fund may also enter into futures contracts as set forth in (15) below; (10) MORTGAGING. Mortgage, pledge, or hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market; and (ii) it may enter into futures contracts; (11) UNDERWRITING. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (12) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control; (13) OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS. Purchase or retain the securities of any issuer if, to the knowledge of the Fund's management or investment adviser, those officers and directors of Penn Series, and of its investment adviser, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; (14) SENIOR SECURITIES. Issue any class of securities senior to any other class of securities; or (15) FUTURES CONTRACTS. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

--------------------------------------------------------------------------------
REIT FUND

     Investment restrictions (1) through (8) have been adopted by the REIT Fund as fundamental policies. Restrictions (9) and (10) are non-fundamental operating policies and are subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) DIVERSIFICATION. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) REAL ESTATE. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate (including securities issued by real estate investment trusts) and may purchase and sell securities that are secured by interests in real estate; (3) INVESTMENT COMPANIES. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (4) COMMODITIES. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (5) BORROWING. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (6) UNDERWRITING. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;
(7) SENIOR SECURITIES. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (5) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; (8) LENDING. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies, any applicable exemptive orders; and (9) ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Invest more than 15% of its net assets in illiquid or restricted securities (this restriction does not apply to any Rule 144A restricted security).

     In addition to the restrictions set forth above each Fund may be subject to investment restrictions imposed under the insurance laws and regulations of Pennsylvania and other states. These restrictions are non-fundamental and, in the event of amendments to the applicable statutes or regulations, each Fund will comply, without the approval of the shareholders, with the requirements as so modified.

     Section 817(h) of the Internal Revenue Code requires that the assets of each Fund be adequately diversified so that Penn Mutual or its affiliated insurance companies, and not the variable contract owners, are considered the owners for federal income tax purposes of the assets held in the separate accounts. Each Fund ordinarily must satisfy the diversification requirements within one year after contract owner funds are first allocated to the particular Fund. In order to meet the diversification requirements of regulations issued under Section 817(h), each Fund will meet the following test: no more than 55% of the assets will be invested in any one investment; no more than 70% of the assets will be invested in any two investments; no more than 80% of the assets will be invested in any three investments; and no more than 90% will be invested in any four investments. Each Fund must meet the above diversification requirements within 30 days of the end of each calendar quarter.

     In addition to the foregoing, the Money Market Fund will restrict its investments in accordance with the portfolio quality, diversification and maturity standards contained in Rule 2a-7 under the Investment Company Act of 1940. See "INVESTMENT POLICIES -- MONEY MARKET FUND" above for certain of the restrictions contained in the Rule.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

INVESTMENT ADVISORY SERVICES

     INDEPENDENCE CAPITAL MANAGEMENT, INC. Independence Capital Management, Inc. ("ICMI"), a Penn Mutual subsidiary, serves as investment adviser to all of the Funds and performs day-to-day investment management services for the Money Market, Limited Maturity Bond, Quality Bond, Core Equity and Growth Equity Funds. See "INVESTMENT ADVISER" in the prospectus for information regarding ICMI and investment advisory and management services provided to the Funds by ICMI.

     The Money Market, Limited Maturity Bond, Quality Bond, Core Equity and Growth Equity Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund at the following annual rates: Money Market Fund, 0.20%; Limited Maturity Bond Fund, 0.30%; Quality Bond Fund, 0.35%; Core Equity Fund 0.50%; and Growth Equity Fund, 0.65%. The advisory fees for the Money Market, Quality Bond, and Growth Equity Funds will be reduced by 0.05% with respect to average daily net assets in excess of $100,000,000.

     For providing investment advisory and management services to the High Yield Bond, Flexibly Managed, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Strategic Value Fund, Small Cap Value, International Equity and REIT Funds, the Funds pay ICMI, on a monthly basis, an advisory fee based on average daily net assets of each Fund, at the following annual rates: High Yield Bond, 0.50%; Flexibly Managed, 0.60%; Large Cap Value 0.60%; Large Cap Growth, 0.55%; Capital Appreciation, 0.50%; Index 500, 0.07%; Mid Cap Growth, 0.70%; Strategic Value Fund, 0.72%; Small Cap Value, 0.85%; International Equity, 0.85%; and REIT Fund 0.70%.

     For providing investment advisory and management services to the Mid Cap Value Fund, the Fund pays ICMI, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the following annual rates: 0.55% of the first $250,000,000; 0.525% of the next $250,000,000; 0.50% of the next
$250,000,000; 0.475% of the next $250,000,000; 0.45% of the next $500,000,000;
and 0.425% of average daily net assets in excess of $1,500,000,000.

     For providing investment advisory and management services to the Emerging Growth Fund, the Fund pays ICMI, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the following annual rates: 0.80% of the first $25,000,000 of average daily net assets; 0.75% of the next $25,000,000 of average daily net assets; and 0.70% of the average daily net assets in excess of $50,000,000.

     WELLS CAPITAL MANAGEMENT INCORPORATED. Wells Capital Management Incorporated ("Wells") serves as sub-adviser to the INDEX 500 FUND and performs day-to-day investment management services to the Fund. See "INVESTMENT SUB-ADVISERS" in the Prospectus for more information regarding the investment advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Wells, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund, at an annual rate of 0.07% of the first $100,000,000 of average daily net assets and 0.03% of average daily net assets in excess of $100,000,000.

     TURNER INVESTMENT PARTNERS, INC. Turner Investment Partners, Inc. ("Turner") serves as sub-adviser to the MID CAP GROWTH FUND and performs day-to-day investment management services to the Fund. See "INVESTMENT SUB-ADVISERS" in the Prospectus for information regarding the investment advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Turner, on a monthly basis, based on the average daily net assets of the Fund, a sub-advisory fee at an annual rate of 0.50%.

     NEUBERGER BERMAN MANAGEMENT INC. Neuberger Berman Management, Inc. ("Neuberger Berman") serves as sub-adviser to the MID CAP VALUE FUND and performs day-to-day investment management services to the Fund. See "INVESTMENT SUB-ADVISERS" in the Prospectus for more information regarding the investment advisory services provided to the Fund. For providing sub-advisory service to the Fund, ICMI pays Neuberger Berman, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund, at an annual rate of 0.43%.

     PUTNAM INVESTMENT MANAGEMENT LLC. ("Putnam") serves as sub-adviser to the LARGE CAP VALUE FUND and performs day-to-day investment management services to the Fund. See "INVESTMENT SUB-ADVISERS" in the Prospectus for more information regarding the investment advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Putnam, on a monthly basis, based on the average daily net assets of the Fund, a sub-advisory fee at an annual rate of 0.475% of the first $150,000,000 of average daily net assets; 0.425% of the next $150,000,000 of average daily net assets; and 0.35% of average daily net assets of the Fund in excess of $300,000,000.

     ROYCE & ASSOCIATES, INC. Royce & Associates Inc. an indirect wholly-owned subsidiary of Legg Mason, Inc. ("Royce") serves as sub-adviser to the SMALL CAP VALUE FUND and performs day-to-day investment management services for the Fund. See "INVESTMENT SUB-ADVISERS" in the prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory service to the Fund, ICMI pays Royce, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund, at an annual rate of 0.70% of the first $25,000,000 of average daily net assets; 0.65% with respect to the next $75,000,000 of average daily net assets; and 0.60% of average daily net assets in excess of $100,000,000.

     T. ROWE PRICE ASSOCIATES, INC. T. Rowe Price Associates, Inc. ("Price Associates") serves as sub-adviser to the FLEXIBLY MANAGED and HIGH YIELD BOND FUNDS and performs day-to-day investment management services for the Funds. See "INVESTMENT SUB-ADVISERS" in the prospectus for more information regarding the sub-advisory services provided to the Funds. For providing sub-advisory services to the Funds, ICMI pays Price Associates, on a monthly basis, fees based on the average daily net assets of each Fund. The fees are paid at the following rates:
0.50% with respect to the first $250,000,000 of the combined total average daily net assets of the two Funds and 0.40% with respect to the next $250,000,000 of combined total average daily net assets of the two Funds; provided, that the fees shall be paid at the rate of 0.40% with respect to all average daily net assets of the two Funds at such time as the combined total average daily net assets of the two Funds exceed $500,000,000.

     FRANKLIN ADVISERS, INC. Franklin Advisers, Inc. ("Franklin Advisers") serves as sub-adviser to the LARGE CAP GROWTH FUND and performs day-to-day investment management services for the Fund. See "INVESTMENT SUB-ADVISERS" in the prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Franklin Advisers, on a monthly basis, fees based on the average daily net assets of the Fund. The fees are paid at the following rates: 0.425% with respect to the first $50,000,000 of the average daily net assets of the Fund; 0.40% with respect to the next $150,000,000 of the average daily net assets of the Fund; 0.375% with respect to the next $300,000,000 of the average daily net assets of the Fund; and 0.35% of the average daily net assets of the Fund in excess of $500,000,000.

     LORD, ABBETT & Co. Lord, Abbett & Co. ("Lord Abbett") serves as sub-adviser to the STRATEGIC VALUE FUND and performs day-to-day investment management services for the Fund. See "INVESTMENT SUB-ADVISERS" in the prospectus for more information regarding the sub-advisory services provided to the Funds. For providing sub-advisory services to the Fund, ICMI pays Lord Abbett, on a monthly basis, fees based on the average daily net assets of the Fund. The fees are paid at the following rates: 0.45% with respect to the first $200,000,000 of the average daily net assets of the Fund; 0.40% with respect to the next $300,000,000 of the average daily net assets of the Fund; and 0.375% with respect to the average daily net assets of the Fund in excess of $500,000,000.

     HEITMAN/PRA SECURITIES ADVISORS. Heitman/PRA Securities Advisors ("Heitman") serves as sub-adviser to the REIT FUND and performs day-to-day investment management services for the Fund. See "INVESTMENT SUB-ADVISERS" in the prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Heitman, on a monthly basis, fees based on the average daily net assets of the Fund. The fees are paid at the following rates: 0.43% with respect to the first $100,000,000 of the average daily net assets of the Fund; and 0.41% with respect to the average daily net assets of the Fund in excess of $100,000,000.

     VONTOBEL USA INC. Vontobel USA Inc. ("Vontobel") serves as sub -adviser to the INTERNATIONAL EQUITY FUND and performs the day-to-day investment management services for the Fund. See "INVESTMENT SUB-ADVISERS" in the prospectus for information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Vontobel, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the annual rate of 0.50%.

     RS INVESTMENT MANAGEMENT, INC. RS Investment Management, Inc. (formerly "Robertson Stephens Investment Management, Inc.") ("RSIM") serves as sub-adviser to the EMERGING GROWTH FUND and performs day-to-day investment management services for the Fund. See "INVESTMENT SUB-ADVISERS" in the prospectus for more information regarding the sub-advisory services provided to the Fund. ICMI pays RSIM, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund. The sub-advisory fee is paid at the following rates: (i) 0.70% of the first $25,000,000 of average daily net assets of the Fund; (ii) 0.65% of the next $25,000,000 of average daily net assets of the Fund; and (iii) 0.60% of average daily net assets of the Fund in excess of $50,000,000.

     In the years 2001, 2000, and 1999, the advisory fees paid to ICMI by each of the Funds then in existence were as follows:

                FUND                            2001                      2000                       1999
 -------------------------------------------------------------------------------------------------------------------
 Money Market Fund                                                      $ 229,947                  $ 263,557
 -------------------------------------------------------------------------------------------------------------------
 Limited Maturity Bond Fund                                                22,352                      N/A
 -------------------------------------------------------------------------------------------------------------------
 Quality Bond Fund                                                        304,589                    251,361
 -------------------------------------------------------------------------------------------------------------------
 High Yield Bond Fund(1)                                                  311,233                    355,521
 -------------------------------------------------------------------------------------------------------------------
 Flexibly Managed Fund(2)                                               2,457,437                  2,531,597
 -------------------------------------------------------------------------------------------------------------------
 Core Equity Fund                                                         123,586                      N/A
 --------------------------------------------------------------------------------------------------------------------
 Growth Equity Fund                                                     1,941,420                  1,076,233
 --------------------------------------------------------------------------------------------------------------------
 Large Cap Value Fund(3)                                                1,385,767(10)              1,591,815
 -------------------------------------------------------------------------------------------------------------------
 Index 500 Fund(4)                                                        106,229                      N/A
 -------------------------------------------------------------------------------------------------------------------
 Mid Cap Growth Fund(5)                                                   252,932                      N/A
 -------------------------------------------------------------------------------------------------------------------
 Mid Cap Value Fund(6)                                                    199,665                      N/A
 -------------------------------------------------------------------------------------------------------------------
 Emerging Growth Fund(7)                                                1,535,847                    623,468
 -------------------------------------------------------------------------------------------------------------------
 Small Cap Value Fund(8)                                                  378,341(11)                214,871
 -------------------------------------------------------------------------------------------------------------------
 International Equity Fund(9)                                           1,689,900                  1,234,994
 -------------------------------------------------------------------------------------------------------------------

1. In 2001, 2000 and 1999, ICMI paid sub-advisory fees to T. Rowe Price Associates, Inc. of $________, $264,546 and $________, respectively.
2. In 2001, 2000 and 1999, ICMI paid sub-advisory fees to T. Rowe Price Associates, Inc. of $________ and $1,840,252 and $________, respectively.
3. In 2001 and 2000, ICMI paid sub-advisory fees to Putnam Investment Management LLC of $________ and $1,029,040, respectively. Also, in 2000 and in 1999, ICMI paid advisory fees to OpCap Advisors of $________ and $________, respectively.
4. In 2001 and 2000, ICMI paid sub-advisory fees to Wells Capital Management Incorporated of $________ and $72,194, respectively.
5. In 2001 and 2000, ICMI paid sub-advisory fees to Turner Investment Partners, Inc. of $________ and $180,665, respectively.
6. In 2001 and 2000, ICMI paid sub-advisory fees to Neuberger Berman Management Inc. of $________ and $156,102, respectively.
7. In 2001, 2000 and 1999, ICMI paid sub-advisory fees to RS Investment Management, Inc. of $________, $1,321,798 and $________, respectively.
8. In 2001 and 2000, ICMI paid sub-advisory fees to Royce & Associates, Inc. of $________ and $293,157, respectively. Also, in 2000 and in 1999, ICMI paid sub-advisory fees to OpCap Advisors of $________ and $________, respectively.
9. In 2001, 2000 and 1999, ICMI paid sub-advisory fees to Vontobel USA Inc. of $________, $1,036,336 and $________, respectively.
10. In 2000, the advisory fees paid by the Large Cap Value Fund is before a voluntary waiver of $465.
11. In 2000, the advisory fees paid by the Small Cap Value Fund is before a voluntary waiver of $12,534.

--------------------------------------------------------------------------------
ADMINISTRATIVE AND CORPORATE SERVICES

     Penn Mutual provides administrative and corporate services to Penn Series and receives a fee from Penn Series for those services equal to the annual rate of 0.15% of each Fund's average daily net assets. The administrative and corporate services include: (a) maintenance of records pertaining to Penn Series' affairs, except those that are required to be maintained by Penn Series' investment adviser, accounting services agent, custodian, or transfer agent; (b) preparation of certain filings, reports and proxy statements required by the federal securities laws; (c) preparation of Penn Series' federal and state tax returns and any other filings required for tax purposes other than those required to be made by Penn Series' custodian, transfer agent, accounting services agent, or investment adviser; (d) such services as Penn Series' Board of Directors may require in connection with its oversight of Penn Series' investment adviser, accounting services agent, custodian, or transfer agent, including the periodic collection and presentation of data concerning the investment performance of Penn Series' various investment portfolios; (e) the organization of all meetings of Penn Series' Board of Directors; (f) the organization of all meetings of Penn Series' shareholders; (g) the collection and presentation of any financial or other data required by Penn Series' Board of Directors, accountants, or counsel; and (h) the preparation and negotiation of any amendments to, or substitutes for, the present agreements with Penn Series' investment adviser, accounting services agent, custodian, or transfer agent. Penn Mutual also bears certain expenses in connection with the services it renders as administrative and corporate services agent, including all rent and other expense involved in the provision of office space for Penn Series and in connection with Penn Mutual's performance of its services as administrative and corporate services agent.

     For fiscal years 2001, 2000, and 1999, the administrative fees paid to Penn Mutual by each of the Funds then in existence were as follows:

                FUND                                      2001                      2000                       1999
 -------------------------------------------------------------------------------------------------------------------
      Money Market Fund                                                        $ 134,492                    $98,834
 -------------------------------------------------------------------------------------------------------------------
      Limited Maturity Bond Fund                                                  11,176                        N/A
 -------------------------------------------------------------------------------------------------------------------
      Quality Bond Fund                                                          123,056                     83,787
 -------------------------------------------------------------------------------------------------------------------
      High Yield Bond Fund                                                        93,362                    106,656
 -------------------------------------------------------------------------------------------------------------------
      Flexibly Managed Fund                                                      650,734                    759,479
 -------------------------------------------------------------------------------------------------------------------
      Core Equity Fund                                                            37,076                        N/A
 -------------------------------------------------------------------------------------------------------------------
      Growth Equity Fund                                                         509,930                    342,077
 -------------------------------------------------------------------------------------------------------------------
      Large Cap Value Fund                                                       367,195                    477,544
 -------------------------------------------------------------------------------------------------------------------
      Index 500 Fund                                                             227,635                        N/A
 -------------------------------------------------------------------------------------------------------------------
      Mid Cap Growth Fund                                                         54,200                        N/A
 -------------------------------------------------------------------------------------------------------------------
      Mid Cap Value Fund                                                          54,454                        N/A
 -------------------------------------------------------------------------------------------------------------------
      Emerging Growth Fund                                                       321,074                    125,665
 -------------------------------------------------------------------------------------------------------------------
      Small Cap Value Fund                                                        75,696                     64,461
 -------------------------------------------------------------------------------------------------------------------
      International Equity Fund                                                  310,901                    246,999
 -------------------------------------------------------------------------------------------------------------------

     In 2001 and 2002, administrative fees were waived pursuant to the terms of the administrative and corporate service agreement as follows:

                FUND                                                                2001                       2000
 -------------------------------------------------------------------------------------------------------------------
      Money Market Fund                                                                                      $  N/A
 -------------------------------------------------------------------------------------------------------------------
      Limited Maturity Bond Fund                                                                                269
 -------------------------------------------------------------------------------------------------------------------
      Quality Bond Fund                                                                                         N/A
 -------------------------------------------------------------------------------------------------------------------
      High Yield Bond Fund                                                                                   22,779
 -------------------------------------------------------------------------------------------------------------------
      Flexibly Managed Fund                                                                                     N/A
 -------------------------------------------------------------------------------------------------------------------
      Core Equity Fund                                                                                          N/A
 -------------------------------------------------------------------------------------------------------------------
      Growth Equity Fund                                                                                        N/A
 -------------------------------------------------------------------------------------------------------------------
      Large Cap Value Fund                                                                                      N/A
 -------------------------------------------------------------------------------------------------------------------
      Index 500 Fund                                                                                        176,141
 -------------------------------------------------------------------------------------------------------------------
      Mid Cap Growth Fund                                                                                    28,757
 -------------------------------------------------------------------------------------------------------------------
      Mid Cap Value Fund                                                                                      1,064
 -------------------------------------------------------------------------------------------------------------------
      Emerging Growth Fund                                                                                    2,806
 -------------------------------------------------------------------------------------------------------------------
      Small Cap Value Fund                                                                                    6,836
 -------------------------------------------------------------------------------------------------------------------
      International Equity Fund                                                                                 N/A
 -------------------------------------------------------------------------------------------------------------------

     In 2001, the administrative fees by the [__________________] are before a voluntary waiver of $[_______________________], respectively.

--------------------------------------------------------------------------------
ACCOUNTING SERVICES

     PFPC Inc. ("PFPC") serves as the accounting services agent to Penn Series. PFPC provides certain accounting and related services to Penn Series, including:
(a) the maintenance for each Fund's daily trial balance, general ledger, subsidiary records, capital stock accounts (other than those maintained by the transfer agent for Penn Series), investment ledger and all other books, accounts and other documents which Penn Series is required to maintain and keep current pursuant to Rule 31a-1(a) and (b) under the 1940 Act (other than those documents listed in subparagraph (4) of Rule 31a-1(b)); (b) the daily valuation of the securities held by, and the net asset value per share of, each Fund; (c) the preparation of such financial information as may reasonably be necessary for reports to shareholders, the Board of Directors and officers, the Securities and Exchange Commission and other federal and state regulatory agencies; and (d) the maintenance of all records for each Fund that may reasonably be required in connection with the audits of such Fund. The fee for the accounting services is based on a predetermined percentage of daily average net assets of each Fund.

     For fiscal years 2001, 2000 and 1999, the accounting fees paid by each of the Funds then in existence were as follows:

                 FUND                                   2001                      2000                       1999
--------------------------------------------------------------------------------------------------------------------
         Money Market Fund                                                      $ 67,153                    $49,417
--------------------------------------------------------------------------------------------------------------------
         Limited Maturity Bond Fund                                                6,935                        N/A
--------------------------------------------------------------------------------------------------------------------
         Quality Bond Fund                                                        61,488                     41,893
--------------------------------------------------------------------------------------------------------------------
         High Yield Bond Fund                                                     46,686                     53,328
--------------------------------------------------------------------------------------------------------------------
         Flexibly Managed Fund                                                   215,147                    236,896
--------------------------------------------------------------------------------------------------------------------
         Core Equity Fund                                                         19,185                        N/A
--------------------------------------------------------------------------------------------------------------------
         Growth Equity Fund                                                      186,068                    139,026
--------------------------------------------------------------------------------------------------------------------
         Large Cap Value Fund                                                    147,398                    180,216
--------------------------------------------------------------------------------------------------------------------
         Index 500 Fund                                                           92,545                        N/A
--------------------------------------------------------------------------------------------------------------------
         Mid Cap Growth Fund                                                      27,105                        N/A
--------------------------------------------------------------------------------------------------------------------
         Mid Cap Value Fund                                                       27,227                        N/A
--------------------------------------------------------------------------------------------------------------------
         Emerging Growth Fund*                                                   131,982                     60,554
--------------------------------------------------------------------------------------------------------------------
         Small Cap Value Fund                                                     37,848                     32,231
--------------------------------------------------------------------------------------------------------------------
         International Equity Fund                                               149,360                    123,799
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LIMITATION ON FUND EXPENSES

     See "EXPENSES AND LIMITATIONS" in the prospectus for information on limitations on expenses of the Funds.

--------------------------------------------------------------------------------
PORTFOLIO TRANSACTIONS

     Decisions with respect to the purchase and sale of portfolio securities on behalf of each Fund that makes up Penn Series are made by the respective investment adviser or sub-adviser of that Fund. Each Fund's adviser or sub-adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Most purchases and sales of portfolio debt securities are transacted with the issuer or with a primary market maker acting as principal for the securities on a net basis, with no brokerage commission being paid by a Fund. Transactions placed through dealers serving as primary market makers reflect the spread between the bid and the asked prices. Occasionally, a Fund may make purchases of underwritten debt issues at prices which include underwriting fees.

     In purchasing and selling portfolio securities, the policies of the investment advisers and sub-adviser are to seek quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute a Fund's portfolio transactions, the investment advisers will consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services they provide to the adviser, sub-adviser or the Fund.

     Any of the investment advisers or sub-advisers may effect principal transactions on behalf of a Fund with a broker-dealer who furnishes brokerage and/or research services, designate any such broker-dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings.

Additionally, purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal or agent. A Fund does not usually pay brokerage commissions for these purchases and sales, although the price of the securities generally includes compensation which is not disclosed separately. The prices the Fund pays to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

     The investment advisers and sub-advisers may receive a wide range of research services from broker-dealers, including information on securities markets, the economy, individual companies, statistical information, accounting and tax law interpretations, technical market action, pricing and appraisal services, and credit analyses. Research services are received primarily in the form of written reports, telephone contacts, personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, and government representatives, and access to various computer-generated data. Research services received from broker-dealers are supplemental to each investment adviser's and sub-adviser's own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process.

     With regard to payment of brokerage commissions, the investment advisers and sub-advisers have adopted brokerage allocation policies embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, as amended, which permit investment advisers to cause a fund or portfolio to pay a commission in excess of the rate another broker or dealer would have charged for the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination to pay commissions may be made in terms of either the particular transaction involved or the overall responsibilities of the adviser or sub-adviser with respect to the accounts over which it exercises investment discretion. In some cases, research services are generated by third parties, but are provided to the advisers by or through brokers and dealers. The advisers and sub-advisers may receive research service in connection with selling concessions and designations in fixed price offerings in which the Fund participates.

     In allocating to brokers purchase and sale orders for portfolio securities, the investment advisers and sub-advisers may take into account the sale of Penn Mutual variable annuity contracts and variable life insurance policies that invest in those Funds. Before brokerage business may be allocated on the basis of those sales, the investment adviser or sub-adviser must be satisfied that the quality of the transaction and commission payable are comparable to what they would have been had other qualified brokers been selected to execute the transaction.

     In allocating brokerage business the advisers and sub-advisers annually assesses the contribution of the brokerage and research services provided by broker-dealers, and allocate a portion of the brokerage business of their clients on the basis of these assessments. The advisers and sub-advisers seek to evaluate the brokerage and research services they receive from broker/dealers and make judgements as to the level of business which would recognize such services. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations, but can (and often does) exceed the suggestions because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker-dealer excluded from receiving business because it has not been identified as providing research services. The advisers and sub-advisers cannot readily determine the extent to which net prices or commission rates charged by broker-dealers reflect the value of their research services. However, commission rates are periodically reviewed to determine whether they are reasonable in relation to the services provided. In some instances, the advisers and sub-advisers receive research services they might otherwise have had to perform for themselves. The research services provided by broker-dealers can be useful to the advisers and sub-advisers in serving the Funds, as well as its other clients.

     For fiscal years 2001, 2000, and 1999, the Quality Bond Fund engaged in portfolio transactions involving broker-dealers totaling $[____________], $2,475,676,231 and $1,285,970,834 respectively. For fiscal years 2001, 2000, and
1999, the High Yield Bond Fund engaged in portfolio transactions involving broker-dealers totaling $[______________], $208,174,000 and $404,166,000, respectively, and the Money Market Fund engaged in portfolio transactions involving broker-dealers totaling $[___________], $1,250,913,114 and $308,916,271, respectively. For fiscal years 2001 and 2000, the Limited Maturity Bond Fund engaged in portfolio transactions involving broker-dealers totaling $[___________] and $189,954,704. The entire amounts for each of these years represented principal transactions as to which the Funds have no knowledge of the profits or losses realized by the respective broker-dealers. Of all such portfolio transactions, none were placed with firms which provided research, statistical, or other services to the Funds or its adviser.

     For fiscal years 2001, 2000, and 1999, the total brokerage commissions paid by the Flexibly Managed Fund, including the discounts received by securities dealers in connection with underwritings, were $_________, $614,956 and $798,529, respectively. During 2001 and 2000, the adviser directed transactions of $____________ (with related commissions of $________) and $33,656,076 (with related commissions of $49,249) to brokers who provided research services, respectively. Also during 2001 and 2000, of the total brokerage commissions paid by the Flexibly Managed Fund, $_________ and $1,875, respectively, were paid to Janney Montgomery Scott LLC, an affiliate of The Penn Mutual Life Insurance Company. Brokerage commissions paid to Janney Montgomery Scott LLC represented _____% and 0.30% of the Fund's total commissions and involved ______% and 0.49% of the dollar amount of total brokerage transactions in 2001 and 2000, respectively.

     For the fiscal year ended December 31, 2001, the total brokerage commission paid by the Core Equity Fund, including the discounts received by securities dealers in connection with underwritings, were $[_________]. For the period May 1, 2000 to December 31, 2000, the total brokerage commissions paid by the Core Equity Fund, including the discounts received by securities dealers in connection with underwritings, were $53,135. During this period, the adviser directed transactions of $61,450,860 (with related commissions of $47,290) to brokers who provided research services.

     For fiscal years 2001, 2000, and 1999, the total brokerage commissions paid by the Growth Equity Fund, including the discounts received by securities dealers in connection with underwritings, were $[________], $1,328,382 and $1,142,502, respectively. During 2000, the adviser directed transactions of $1,763,668,218 (with related commissions of $1,182,260) to brokers who provided research services.

     For fiscal years 2001, 2000, and 1999, the total brokerage commissions paid by the Large Cap Value Fund, including the discounts received by securities dealers in connection with underwritings, were $[________], $688,383 and $507,935, respectively. During 2000, the adviser directed transactions of $30,603,176 (with related commissions of $45,227) to brokers who provided research services.

     For the fiscal year ended December 31, 2001, the total brokerage commissions paid by the Index 500 Fund, including the discounts received by securities dealers in connection with underwritings, were $[_________]. For the period May 1, 2000 to December 31, 2000, the total brokerage commissions paid by the Index 500 Fund, including the discounts received by securities dealers in connection with underwritings, were $6,106.

     For the fiscal year ended December 31, 2001, the total brokerage commissions paid by the Mid Cap Growth Fund, including the discounts received by securities dealers in connection with underwritings, were $[_________]. For the period May 1, 2000 to December 31, 2000, the total brokerage commissions paid by the Mid Cap Growth Fund, including the discounts received by securities dealers in connection with underwritings, were $404,328. During this period, the sub-adviser directed transactions of $22,979,568 (with related commissions of $20,675) to brokers who provided research services.

     For 2001, the total brokerage commissions paid by the Mid Cap Value Fund was $_______, of which $______ was paid to Neuberger Berman, LLC, an affiliate of the sub-adviser. For the period May 1, 2000 to December 31, 2000, the total brokerage commissions paid by the Mid Cap Value Fund was $321,641, of which $95,554 was paid to Neuberger Berman, LLC. Brokerage commissions paid to Neuberger Berman, LLC represented _____% and 30% of the Fund's total commissions and involved ____% and 29% of the dollar amount of total brokerage transactions in 2001 and 2000, respectively. Brokerage transactions in the amount of $22,979,568 (with related commissions of $20,675) and $_________ (with related commissions of $________) were placed with brokers who provided research services to the sub-adviser for 2001 and the period May 1, 2000 to December 31, 2000, respectively.

     For fiscal years 2001, 2000, and 1999, the total brokerage commissions paid by the Emerging Growth Fund, including the discounts received by securities-dealers in connection with underwritings, were $__________, $1,783,815 and $859,021, respectively. During 2001 and 2000, the adviser directed transactions of $____________ (with related commissions of $_________) and $35,886,837 (with related commissions of $34,020) to brokers who provided research services, respectively.

     For fiscal years 2001, 2000, and 1999, the total brokerage commissions paid by the Small Cap Value Fund, including the discounts received by securities dealers in connection with underwritings, were $[_______]' $415,598 and $164,484, respectively. During the period January 1, 2000 through April 30, 2000, the adviser directed transactions of $655,451 (with related commissions of $1,106) to brokers who provided research services.

     For fiscal years 2001, 2000, and 1999, the total brokerage commissions paid by the International Equity Fund, including the discounts received by securities dealers in connection with underwritings, were $[_________], $674,612 and $350, 279, respectively. During 2000, the adviser allocated transactions of $77,753,565 (with related commissions of $163,591) to brokers who provided research services.

[UPDATE AS NECESSARY]

     [Brokerage commission paid by the Flexibly Managed, Growth Equity, Large Cap Value, Emerging Growth, Small Cap Value and the International Equity Funds in 1998 and/or 1999 differed materially from commissions paid in 2000 largely due to increased trading by the investment managers in actively managing the Funds. In addition, new managers began managing the Large Cap Value and Small Cap Value Funds in 2000.]

     Some of the investment advisers' and sub-advisers' other clients have investment objectives and programs similar to those of the Funds. An investment adviser or sub-adviser may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with a Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is each of the investment adviser's and sub-adviser's policy not to favor one client over another in making recommendations or in placing orders. If two or more of an investment adviser's or sub-adviser's clients are purchasing a given security at the same time from the same broker-dealer, the investment adviser or sub-adviser will average the price of the transactions and allocate the average among the clients participating in the transaction. In addition, the advisers and sub-advisers in general follow the policy that they will ordinarily not make additional purchases of a common stock for its clients (including the Penn Series) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

     The affairs of Penn Series are managed under the direction of its Board of Directors. The Board of Directors has seven members. Four of the members are not "interested persons" of the Company as defined in the Investment Company Act of 1940, as amended. Three of the members are employees of Penn Mutual and are, therefore, "interested persons" of the Company.

Directors Who Are Not Interested Persons:

                           Position with
 Name and Address          Penn Series     Principal Occupation During Past Five Years
 ----------------------------------------------------------------------------------------------------------------
 Eugene Bay                Director        Senior Pastor, Bryn Mawr Presbyterian Church, Bryn Mawr, PA.
 121 Fishers Road          (since 1993)
 Bryn Mawr, PA 19010 D/O/B:
 ----------------------------------------------------------------------------------------------------------------
 James S. Greene           Director        Retired
 P.O. Box 3761             (since 1992)
 Vero Beach, FL 32964 D/O/B:
 ----------------------------------------------------------------------------------------------------------------
 William H. Loesche, Jr.   Director        Retired
 100 Gray's Lane           (since 1992)
 Apt. 101
 Haverford, PA 19041 D/O/B:
 ----------------------------------------------------------------------------------------------------------------

                           Position with
 Name and Address          Penn Series     Principal Occupation During Past Five Years
 ----------------------------------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------------------------
 M. Donald Wright          Director        President, M. Donald Wright Professional  Corporation,  Bryn Mawr, PA
 100 Chetwynd Drive        (since 1988)    (financial  planning and  consulting);  Director,  Graduate School of
 Rosemont, PA 19010                        Financial Services, The American  College, since April 1991.
 D/O/B:
 ----------------------------------------------------------------------------------------------------------------
Directors Who Are Interested Persons:

 ----------------------------------------------------------------------------------------------------------------
 Name and Address          Position with   Principal Occupation During Past Five Years
                           Penn Series
 ----------------------------------------------------------------------------------------------------------------
 Robert E. Chappell*       Director        Chairman of the Board and Chief Executive Officer
 The Penn Mutual Life      (since 19  )
 Insurance Company
 600 Dresher Road
 Horsham, PA 19044 D/O/B:
 ----------------------------------------------------------------------------------------------------------------
 Larry L. Mast*            Director        Executive  Vice  President,  The Penn Mutual Life  Insurance  Company
 The Penn Mutual Life      (since 19  )    (since May 1997);  Senior Vice  President,  Lafayette  Life Insurance
 Insurance Company                         Company, (prior thereto).
 600 Dresher Road
 Horsham, PA 19044 D/O/B:
 ----------------------------------------------------------------------------------------------------------------
 Daniel J. Toran*          Director        President and Chief Operating Officer (since 1997), Executive Vice
 The Penn Mutual Life      (since 19 )     President, Sales and Marketing (prior thereto), The Penn Mutual Life
 Insurance Company                         Insurance Company; Executive Vice President, The New England Mutual
 600 Dresher Road                          Life Insurance Company, (prior thereto).
 Horsham, PA 19044
 D/O/B:
 ----------------------------------------------------------------------------------------------------------------

Officers:

 ----------------------------------------------------------------------------------------------------------------
 Name and Address          Position with   Principal Occupation During Past Five Years
                           Penn Series
 ----------------------------------------------------------------------------------------------------------------
 Peter M. Sherman          President       Chairman  and  President of  Independence  Capital  Management  Inc.;
 600 Dresher Road          (since 19  )    Executive Vice President and Chief  Investment  Officer (since 1998),
 Horsham, PA 19044                         Senior Vice President and Chief  Investment  Officer (prior thereto),
 D/O/B:                                    The Penn Mutual Life Insurance Company.
 ----------------------------------------------------------------------------------------------------------------
 Richard F. Plush          Vice President  Vice President and Actuary (since 19__), Vice President and Actuary
 600 Dresher Road          (since 19 )     (prior thereto), The Penn Mutual Life Insurance Company.
 Horsham, PA 19044
 D/O/B:
 ----------------------------------------------------------------------------------------------------------------
 C. Ronald Rubley          Secretary       Attorney, Morgan, Lewis & Bockius LLP, Philadelphia, PA
 1701 Market Street        (since 19  )
 Philadelphia, PA 19103
 D/O/B:
 ----------------------------------------------------------------------------------------------------------------
 Steven M. Herzberg        Treasurer       Assistant Vice President and Treasurer (since  December  1997);
 600 Dresher Road          (since 19  )    Director of Financial  Planning and Treasurer (prior  thereto), The
 Horsham, PA 19044                         Penn Mutual Life Insurance Company.
 D/O/B:
 ----------------------------------------------------------------------------------------------------------------
 Ann M. Strootman          Controller      Vice President and Controller  (since January 1996),  The Penn Mutual
 600 Dresher Road          (since 19  )    Life Insurance Company.
 Horsham, PA 19044 D/O/B:
 ----------------------------------------------------------------------------------------------------------------

     Directors and officers of Penn Series who are employed by Penn Mutual will not receive any special compensation for serving in such capacities. Penn Series has made no provision for the payment of retirement or pension benefits to any director or officer. In 2001, Penn Series paid directors' fees in the aggregate amount of $[_________] to directors who are not "interested persons" of Penn Series.

     The Board of Directors has an Executive Committee currently consisting of Messrs. Chappell, Toran and Greene. Subject to limits under applicable law, during intervals between meetings of the Board, the Committee may exercise the powers of the Board. The Executive Committee did not meet during the Company's last fiscal year.

     The Board of Directors has an Audit Committee currently consisting of Messrs. Wright, Greene and Loesche. The Audit Committee is charged with exercising vigilant and informed oversight of Penn Series' financial reporting process, including internal controls, and reporting its findings to the Board.

     The Board of Directors, including in particular Directors who are not "interested persons" of Penn Series, have special responsibilities with respect to the advisory and sub-advisory agreements relating to the management of the Penn Series Funds. Advisory and sub-advisory agreements must be initially approved and, commencing two years thereafter, approved at least annually (i) by the vote of the Directors or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Directors who are not parties to the advisory or sub-advisory agreements or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Directors holds a meeting to decide whether to renew the advisory and sub-advisory agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the adviser and sub-advisers. The Directors use this information, to help them decide whether to renew the agreements for another year.

     Before this year's meeting held on February 12, 2002, the Board requested and received written materials from the adviser and sub-advisers relating to new Funds and certain other Funds requiring renewal. The material provided information about: (a) the quality of the adviser's or sub-adviser's investment management and other services; (b) the adviser's or sub-advisers' investment management personnel; (c) the adviser's or sub-adviser's operations and financial condition; (d) the adviser's or sub-adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the adviser or sub-adviser charges each Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Funds' overall fees and operating expenses compared with similar mutual funds; (g) the adviser's or sub-adviser's compliance systems; (h) the adviser's or sub-adviser's policies on and compliance procedures for personal securities transactions; (i) the adviser's or sub-adviser's reputation, expertise and resources in domestic financial markets; and (j) the Fund's performance compared with similar mutual funds.

     At the meeting, representatives from the adviser and sub-advisers presented additional written information to the Board to help the Board evaluate the adviser's or sub-adviser's fee and other aspects of the agreements. The Directors then discussed the written materials that the Board received before the meeting and any other information that the Board received at the meeting, and deliberated on the initial approval and renewal of the advisory agreement and sub-advisory agreements in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

     Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Directors who are not "interested persons," unanimously: (a) concluded that terms of the agreements are fair and reasonable; (b) concluded that the adviser's and sub-adviser's fees are reasonable in light of the services that the adviser and sub-adviser provides to the Funds; and (c) agreed to approve the entering into or renewal of the agreements.

--------------------------------------------------------------------------------
CODE OF ETHICS

     Rule 17j-1 under the 1940 Act governs personal securities activities of directors, officers and employees ("access persons") of investment companies, its investment advisers and/or sub-advisers. Under amended Rule 17j-1, Penn Series, ICMI and each sub-adviser are required to adopt Codes of Ethics in order to ensure that the interests of shareholders are placed ahead of personal interests. Penn Series has revised its Code of Ethics to comply with amended Rule 17j-1. This revised Code of Ethics is designed to prevent unlawful practices in connection with the purchase and sale of securities by access persons. Access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes and are prohibited from engaging in transactions during certain periods of time. In addition, certain access persons are required to obtain approval before investing in private placements and are not permitted to purchase securities in initial public offerings.

     Penn Series, ICMI and the sub-advisers each propose to submit their revised Code of Ethics to the Penn Series' Board in the coming months for adoption of these Codes of Ethics by the Board. Copies of the current Codes of Ethics for Penn Series, ICMI and each sub-adviser are on file with the SEC.


--------------------------------------------------------------------------------
NET ASSET VALUE OF SHARES

     The following information supplements the information on net asset value of shares set forth in "Account Policies" in the Prospectus.

     The purchase and redemption price of each Fund's shares is equal to that Fund's net asset value per share. Each Fund determines its net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of each Fund is calculated every day the New York Stock Exchange ("Exchange") is open for trading. The Exchange is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Presidential Election Day, Thanksgiving Day, and Christmas Day.

     Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price.

     Debt securities held in the Funds may be valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of the pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

     Securities for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Directors.

     The Money Market Fund uses the amortized cost method of valuation. Under the amortized cost method of valuing portfolio securities, the security is valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity of the security is assumed. The value of the security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method is believed to provide certainty in portfolio valuation, it may result in periods during which values are higher or lower than the amount the Money Market Fund would receive if the security was sold.

     In accordance with Rule 2a-7 under the Investment Company Act of 1940, the Penn Series Board of Directors has established procedures reasonably designed, taking into account current conditions and the Money Market Fund's objectives, to stabilize the net asset value per share of the Fund, as computed for purposes of distribution and redemption, at $1.00. Penn Series will maintain a dollar weighted average portfolio maturity in the Money Market Fund appropriate to the objective of maintaining a stable net asset value per share, and to that end the Fund will neither purchase any instrument with a remaining maturity of more than 397 days nor maintain a dollar weighted average portfolio maturity which exceeds 90 days. The Board of Directors will review, at such intervals as it determines appropriate, the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from the $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from the Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to prospective or existing shareholders or contract holders, it has agreed to take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include redeeming shares in kind; selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Money Market Fund; reducing or withholding dividends; utilizing a net asset value per share as determined by using available market quotations; or reducing the number of shares outstanding by requesting shareholders to contribute to capital shares of the Money Market Fund.

--------------------------------------------------------------------------------
OWNERSHIP OF SHARES

     The outstanding shares of each of the Funds of Penn Series are owned by Penn Mutual and its subsidiary, PIA and are held in their Separate Accounts pursuant to variable annuity contracts and variable life insurance policies.

     On [________] [__], 2001, the outstanding shares of Penn Series were owned as follows:*

 ---------------------------------------------------------------------------------------------------------------
                       MONEY    QUALITY               FLEXIBLY   GROWTH  LARGE CAP  EMERGING    SMALL   INTERN'L
                      MARKET      BOND    HIGH YIELD  MANAGED    EQUITY    VALUE     GROWTH   CAP VALUE  EQUITY
                       FUND       FUND    BOND FUND     FUND      FUND      FUND      FUND       FUND     FUND
 ---------------------------------------------------------------------------------------------------------------
 Percentage of
 Outstanding Shares
 Owned by Penn
 Mutual and Held in
 Separate Accounts
 Pursuant to
 Variable Annuity
 Contracts              xx%       xx%        xx%        xx%        xx%      xx%        xx%       xx%     xx%
 ---------------------------------------------------------------------------------------------------------------
 Percentage of
 Outstanding Shares
 Owned by Penn
 Insurance and
 Annuity                xx%       xx%        xx%        xx%        xx%      xx%        xx%       xx%     xx%
 ---------------------------------------------------------------------------------------------------------------
 Percentage of
 Outstanding Shares
 Owned by Penn
 Mutual and Held in
 a Separate Account
 Pursuant to
 Variable Life
 Insurance Contracts    xx%       xx%        xx%        xx%        xx%      xx%        xx%       xx%     xx%
 ---------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------------------------------
                                       LIMITED         CORE            INDEX
                                    MATURITY BOND     EQUITY            500            MID CAP       MID CAP
                                        FUND           FUND            FUND          GROWTH FUND    VALUE FUND
 ---------------------------------------------------------------------------------------------------------------
 Percentage of Outstanding Shares
 Owned by Penn Mutual and Held in
 Separate Accounts Pursuant to
 Variable Annuity Contracts              xx%            xx%             xx%             xx%           xx%
 ---------------------------------------------------------------------------------------------------------------
 Percentage of Outstanding Shares
 Owned by Penn Insurance and
 Annuity                                 xx%            xx%             xx%             xx%           xx%
 ---------------------------------------------------------------------------------------------------------------
 Percentage of Outstanding Shares
 Owned by Penn Mutual and Held in
 a Separate Account Pursuant to
 Variable Life Insurance Contracts       xx%            xx%             xx%             xx%           xx%
 ---------------------------------------------------------------------------------------------------------------

*    UNAUDITED

     THE LARGE CAP GROWTH, STRATEGIC VALUE FUND AND REIT]FUND BEGAN OPERATION ON MAY 1, 2002.

--------------------------------------------------------------------------------
TAX STATUS

     The following is only a summary of certain federal income and excise tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' prospectus. No attempt is made to present a detailed explanation of the tax treatment of Funds or their shareholders and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

     The following general discussion of certain Federal income and excise tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, certain administrative changes, or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

     Each Fund within Penn Series is generally treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately, rather than to Penn Series as a whole.

     Shares of the Funds other than the Core Equity Fund will be purchased by Penn Mutual and PIA for their separate accounts under variable annuity contracts and variable life insurance policies. Shares of the Core Equity Fund are currently available only to certain contracts issued to qualified pension plans. Under the provisions of the Code currently in effect, net income and realized capital gains that the Funds distribute are not currently taxable to owners of variable annuity or variable life insurance contracts when left to accumulate in the contracts or under a qualified pension or retirement plan. Section 817(h) of the Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or as life insurance for federal income tax purposes. The Treasury Department has issued regulations explaining these diversification requirements. Each Fund intends to comply with such requirements. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners of variable life insurance contracts or variable life insurance policies, please refer to the contract prospectus.

     It is the policy of each of the Funds to continue to qualify for and to elect the favorable tax treatment accorded regulated investment companies under Subchapter M of the Code. By following such policy, each of the Funds expects that it will not be subject to Federal income taxes on net investment income and net realized capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.

     In order to continue to qualify as a regulated investment company each Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of each taxable year (i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. For purposes of the 90% of gross income requirement described above, foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

     If a Fund qualifies as a regulated investment company under the Code, it will not be subject to Federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes each year to the shareholders, provided the Fund distributes at least (a) 90% of its net investment income (generally, dividends, taxable interest, and the excess, if any, of net short-term capital gains over net long-term capital losses less certain operating expenses) and (b) 90% of its net tax exempt interest income (the excess of its tax-exempt interest income over certain deductions attributable to that income) (the "Distribution Requirement").

     Although each Fund intends to distribute substantially all of its net investment income and capital gains for any taxable year, a Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

     If for any taxable year, a Fund does not qualify as a regulated investment company under Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate tax rates without any deduction for distributions to shareholders and all such distributions will be treated as ordinary dividends to the extent of the fund's current or accumulated earnings and profits. In such case, distributions to corporate shareholders may be eligible for the dividends - received deduction.

     It is expected that none of the Funds will be subject to the 4% excise tax normally imposed on regulated investment companies that do not distribute substantially all of their income and gains each calendar year, because that tax does not apply to a regulated investment company whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity accounts and/or variable life insurance policies or pension plans.

     A Fund's transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of income earned and in turn, affect the application of the Distribution Requirement to a particular Fund. Further, because a Fund may be required to recognize income without a corresponding receipt of cash, a Fund may be required, in order to satisfy the Distribution Requirement, to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

     Each Fund that invests in foreign securities may be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, thus reducing the net amount available for distribution to a Fund's shareholders. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance because the amount of a Fund's assets to be invested within various countries is not known.

     Rules relating to U.S. state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult with their tax advisers as to the consequences of these and other U.S. state and local tax rules regarding an investment in a Fund.

--------------------------------------------------------------------------------
VOTING RIGHTS

     Penn Series is an open-end management investment company. Each Fund is "diversified" as defined in the 1940 Act. The shares of the Funds have equal voting rights, except that certain issues will be voted on separately by the shareholders of each Fund. Penn Mutual and PIA own all the outstanding shares of Penn Series, either in their separate accounts registered under the 1940 Act or in their unregistered separate accounts or general accounts. Pursuant to the 1940 Act, however, Penn Mutual and PIA will vote the shares held in registered separate accounts in accordance with voting instructions received from variable contract owners or payees having the right to give such instructions. Fund shares for which contract owners or payees are entitled to give voting instructions, but as to which no voting instructions are received, and shares owned by Penn Mutual and PIA in their general and unregistered separate accounts, will be voted in proportion to the shares for which voting instructions have been received. Under state insurance law and federal regulations, there are certain circumstances under which Penn Mutual and PIA may disregard such voting instructions. If voting instructions are ever so ignored, contract owners will be advised of that action in the next semiannual report.

     Penn Series currently does not intend to hold annual meetings of shareholders unless required to do so under applicable law. The law provides shareholders with the right under certain circumstances to call a meeting of shareholders to consider removal of one or more directors. As required by law, Penn Series will assist in variable contract owner and payee communication on such matters.

--------------------------------------------------------------------------------
CUSTODIAL SERVICES

     PNC Bank, Broad & Chestnut Streets, Philadelphia, PA 19107, is custodian of the assets of the Funds of Penn Series. The custodial services performed by PNC Bank are those customarily performed for registered investment companies by qualified financial institutions. Penn Series has authorized the Bank to deposit certain portfolio securities in a central depository system as allowed by federal law.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS

     Ernst & Young LLP serves as the independent auditors of Penn Series. Their offices are located at 2001 Market Street, Suite 4000, Philadelphia, PA 19103. Ernst & Young LLP also serves as the independent auditors of Penn Mutual.

--------------------------------------------------------------------------------
LEGAL MATTERS

     Morgan, Lewis & Bockius LLP of Philadelphia, Pennsylvania, has provided advice on certain matters relative to the federal securities laws and the offering of shares of Penn Series.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION

     The Company may from time to time quote various performance figures to illustrate the Funds' past performance.

     Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations. In the case of total return, non-standardized performance quotations may be furnished by the Fund but must be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by the Company to compute or express performance follows.

--------------------------------------------------------------------------------
TOTAL RETURN

     From time to time each Fund, except the Money Market Fund, may advertise total return. Total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return is determined by finding the average annual compounded rates of return over 1-, 5-, and 10-year periods (or over the life of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1-, 5-, and 10-year period (or over the life of the Fund) and the deduction of all applicable Company expenses on an annual basis.

The average annual compounded rates of return (unless otherwise noted) for the Funds for the periods ended December 31, 2001 are as follows:

 --------------------------------------------------------------------------------------------------------------
                                                                                                   Average
                                                                   Average        Average           Annual
                                        Inception       One        Annual          Annual          Since
            Name of Fund                   Date         Year      Five Years      Ten Years       Inception
            ------------                   ----         ----      ----------      ---------       ---------
 --------------------------------------------------------------------------------------------------------------
 Limited Maturity Bond                    5/1/00
 --------------------------------------------------------------------------------------------------------------
 Quality Bond                            11/1/92*
 --------------------------------------------------------------------------------------------------------------
 High Yield Bond                         7/23/84
 --------------------------------------------------------------------------------------------------------------
 Flexibly Managed                        7/23/84
 --------------------------------------------------------------------------------------------------------------
 Core Equity                              5/1/00
 --------------------------------------------------------------------------------------------------------------
 Growth Equity                           11/1/92*
 --------------------------------------------------------------------------------------------------------------
 Large Cap Value                        11/1/92**
 --------------------------------------------------------------------------------------------------------------
 Index 500                                5/1/00
 --------------------------------------------------------------------------------------------------------------
 Mid Cap Growth                           5/1/00
 --------------------------------------------------------------------------------------------------------------
 Mid Cap Value                            5/1/00
 --------------------------------------------------------------------------------------------------------------
 Emerging Growth                          5/1/97
 --------------------------------------------------------------------------------------------------------------
 Small Cap Value                          3/1/95
 --------------------------------------------------------------------------------------------------------------
 International Equity                    11/2/92
 --------------------------------------------------------------------------------------------------------------

* DATE ICMI BEGAN MANAGING THE FUND'S INVESTMENTS.

** DATE OPCAP ADVISORS, THE FUND'S PREVIOUS MANAGER, BEGAN MANAGING THE FUND'S INVESTMENTS. EFFECTIVE ON MAY 1, 2000 PUTNAM INVESTMENT MANAGEMENT, LLC BECAME MANAGER OF THE FUND.

    THE LARGE CAP GROWTH, STRATEGIC VALUE FUND AND REIT FUNDS BEGAN OPERATIONS ON MAY 1, 2002

         These figures were calculated according to the following formula:
         P(1 +T)n=ERV

         where:
                  P        =        a hypothetical initial payment of $1,000
                  T        =        average annual total return
                  n        =        number of years
         ERV               = ending redeemable value of hypothetical $1,000
                           payment made at the beginning of the l-, 5-, or 10-year periods at the end of the l-, 5-, or 10-year periods (or fractional portion thereof).

--------------------------------------------------------------------------------
RATINGS OF COMMERCIAL PAPER
--------------------------------------------------------------------------------

MOODY'S INVESTOR SERVICES, INC. COMMERCIAL PAPER RATINGS:

PRIME 1           Issues rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:
                  -        LEADING MARKET POSITIONS IN WELL-ESTABLISHED INDUSTRIES.
                  -        HIGH RATES OF RETURN ON FUNDS EMPLOYED.
                  -        CONSERVATIVE CAPITALIZATION STRUCTURE WITH MODERATE RELIANCE ON DEBT AND AMPLE
                           ASSET PROTECTION.
                  -        BOARD MARGINS IN EARNINGS COVERAGE OF FIXED FINANCIAL CHARGES AND HIGH INTERNAL
                           CASH GENERATION.
                  -        WELL-ESTABLISHED ACCESS TO A RANGE OF FINANCIAL MARKETS AND ASSURED SOURCES OF
                           ALTERNATE LIQUIDITY.

----------------------------------------------------------------------------------------------------------------------
PRIME 2           Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
----------------------------------------------------------------------------------------------------------------------

PRIME 3           Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.
----------------------------------------------------------------------------------------------------------------------
STANDARD & POOR'S RATING GROUP COMMERCIAL PAPER RATINGS:

A-1 This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign
         (+) designation.

----------------------------------------------------------------------------------------------------------------------
A-2      Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

----------------------------------------------------------------------------------------------------------------------
A-3      Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

----------------------------------------------------------------------------------------------------------------------
B        Issues rated B are regarded as having significant speculative characteristics for timely payment.

----------------------------------------------------------------------------------------------------------------------
C        This rating is assigned to short-term debt obligations that is currently vulnerable to nonpayment.

----------------------------------------------------------------------------------------------------------------------
D        Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The
         D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

--------------------------------------------------------------------------------
FITCH INVESTORS SERVICE, INC.:

Fitch 1 -- Highest grade. Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. Fitch 2--Very good grade. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

--------------------------------------------------------------------------------
RATINGS OF CORPORATE DEBT SECURITIES
--------------------------------------------------------------------------------

     The quality of a bond is measured by credit risk--the continuing ability of the issuer to meet interest and principal payments. Issuers who are believed to be good credit risks receive high quality ratings, and those believed to be poor credit risks receive low quality ratings. As a result of the greater credit risk involved, medium and low quality bonds typically offer a higher yield than bonds of high quality.
--------------------------------------------------------------------------------
MOODY'S INVESTORS SERVICE, INC.

AAA Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

--------------------------------------------------------------------------------
Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than AAA securities.

--------------------------------------------------------------------------------
A Bonds which are rated A possess many favorable investment attributes and are generally considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

--------------------------------------------------------------------------------
Baa Bonds which are rated Baa are considered medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

--------------------------------------------------------------------------------
Ba Bonds which are rated Ba are judged to have the following speculative elements: their future cannot be considered as well-assured; the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future; and uncertainty of position characterizes bonds in this class.

--------------------------------------------------------------------------------
B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

--------------------------------------------------------------------------------
Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

--------------------------------------------------------------------------------

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

--------------------------------------------------------------------------------
C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

--------------------------------------------------------------------------------
     Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of the generic rating category.
--------------------------------------------------------------------------------
STANDARD & POOR'S RATINGS GROUP

AAA This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

--------------------------------------------------------------------------------
AA Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

--------------------------------------------------------------------------------
A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

--------------------------------------------------------------------------------
BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

--------------------------------------------------------------------------------

     Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

     The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition of the taking of a similar action if payments on an obligation are jeopardized.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS OF PENN SERIES
--------------------------------------------------------------------------------

     The audited financial statements for the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibility Managed Fund, Core Equity Fund, Growth Equity Fund, Large Cap Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Emerging Growth Fund, Small Cap Value Fund, and International Equity Fund, as of December 31, 2001, are included in the Annual Report of Penn Series dated December 31, 2001. The Annual Report, except for pages ________, is incorporated herein by reference and made a part of this Statement of Additional Information.

PART C:  OTHER INFORMATION

ITEM 23.         EXHIBITS

                           (a)(1) Articles of Incorporation -Previously filed on April 26, 1983 as Exhibit 1 to Post-Effective Amendment No. 24 to this Registration Statement, and incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 44 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the
                                    Securities and Exchange Commission via EDGAR
                                    (Accession No. 0000950109-97-001341) on
                                    February 14, 1997.


                           (a)(2) Articles Supplementary to the Articles of Incorporation - To be filed by amendment.


                           (b) By-Laws - Previously filed on August 27, 1992 as Exhibit 2 to Post-Effective Amendment No. 37 to this Registration Statement, and incorporated by reference to
                                    Exhibit 2 of Post-Effective Amendment No. 44 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

                           (c) None (outstanding shares of common stock are recorded on the books and records of the Registrant - Certificates of stock are not issued).

                           (d)(1) Form of proposed Investment Advisory Agreement between the Registrant and Independence Capital Management, Inc., is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 49 on Form N-1A (File Nos. 2-77284 and 811-03459), as
                                    filed with the Securities and Exchange
                                    Commission via EDGAR (Accession No.
                                    0000950116-00-000942) on April 21, 2000.

                           (d)(2) Form of Amendment to the Form of proposed Investment Advisory Agreement between the Registrant and Independence Capital Management, Inc. - To be filed by amendment.

                           (d)(3) Sub-Advisory Agreement between Independence Capital Management, Inc. and RS Investment Management, Inc. with respect to the Emerging Growth Fund - Incorporated by reference to Exhibit 5(c) of Post-Effective Amendment No. 46 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the
                                    Securities and Exchange Commission via EDGAR
                                    (Accession No. 0001036050-98-000286) on
                                    February 27, 1998.

                           (d)(4) Form of proposed Sub-Advisory Agreement between Independence Capital Management, Inc. and Turner Investment Partners, Inc. with respect to the Mid Cap Growth Fund is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 49 on Form N-1A (File Nos. 2-77284 and 811-03459), as
                                    filed with the Securities and Exchange
                                    Commission via EDGAR (Accession No.
                                    0000950116-00-000942) on April 21, 2000.

                           (d)(5) Form of proposed Sub-Advisory Agreement between Independence Capital Management, Inc. and Putnam Management LLC. with respect to the Large Cap Value Fund is incorporated by reference to Exhibit (d)(4) of Post-Effective Amendment No. 49 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No.
                                    0000950116-00-000942) on April 21, 2000.

                           (d)(6) Form of proposed Sub-Advisory Agreement between Independence Capital Management, Inc. and Wells Capital Management, Incorporated with respect to the Index 500 Fund is incorporated by reference to Exhibit
                                    (d)(5) of Post-Effective Amendment No. 49 on
                                    Form N-1A (File Nos. 2-77284 and 811-03459),
                                    as filed with the Securities and Exchange
                                    Commission via EDGAR (Accession No.
                                    0000950116-00-000942) on April 21, 2000.

                           (d)(7) Form of proposed Sub-Advisory Agreement between Independence Capital Management and Neuberger Berman Management Inc. with respect to the Mid Cap Value Fund is incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 49 on Form N-1A (File Nos. 2-77284 and 811-03459), as
                                    filed with the Securities and Exchange
                                    Commission via EDGAR (Accession No.
                                    0000950116-00-000942) on April 21, 2000.

                           (d)(8) Form of proposed Sub-Advisory Agreement between Independence Capital Management, Inc. and Royce & Associates, Inc. with respect to the Small Cap Value Fund is incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 49 on Form N-1A (File Nos. 2-77284 and 811-03459), as
                                    filed with the Securities and Exchange
                                    Commission via EDGAR (Accession No.
                                    0000950116-00-000942) on April 21, 2000.

                           (d)(9) Sub-Advisory Agreement between Independence Capital Management, Inc. and T. Rowe Price Associates, Inc. with respect to the Flexibly Managed and High Yield Bond Funds - Incorporated by reference to the Registrant's Post-Effective Amendment No. 47 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-99-000315) on February 26, 1999.

                           (d)(10) Sub-Advisory Agreement between Independence Capital Management, Inc. and Vontobel USA Inc. with respect to the International Equity Fund - Incorporated by reference to the Registrant's Post-Effective Amendment No. 47 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 000950116-99-000315) on February 26, 1999.

                           (d)(11) Form of proposed Sub-Advisory Agreement between Independence Capital Management and Franklin Advisers, Inc.- To be filed by amendment.

                           (d)(12) Form of proposed Sub-Advisory Agreement between Independence Capital Management and Heitman PRA/ Securities Advisors LLC - To be filed by amendment.

                           (d)(13) Form of proposed Sub-Advisory Agreement between Independence Capital Management and Lord Abbett & Co. - To be filed by amendment.

                           (e) None. Common stock of the Registrant is sold only to The Penn Mutual Life Insurance Company and its affiliated insurance companies for their general or separate accounts.

                           (f)      None.

                           (g)(1)(a)Amended and Restated Custodian Agreement
                                    between the Registrant and Provident
                                    National Bank. - Previously filed on April
                                    26, 1993 as Exhibit 8(a) to Post-Effective
                                    Amendment No. 38 to this Registration
                                    Statement, and incorporated by reference to
                                    Exhibit 8(a) of Post-Effective Amendment No.
                                    44 on Form N-1A (File Nos. 2-77284 and
                                    811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession #0000950109-97-001341) on February 14, 1997.


                           (g)(1)(b)Amended Appendix A to the Amended and
                                    Restated Custodian Agreement between the
                                    Registrant and Provident National Bank -
                                    To be filed by amendment.

                           (g)(2) Form of Foreign Custody Manager Agreement between the Registrant and PNC Bank -
                                    To be filed by amendment.

                           (h)(1) Administrative and Corporate Services Agreement between the Registrant and The Penn Mutual Life Insurance Company is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 49 on Form N-1A (File Nos. 2-77284 and 811-03459), as
                                    filed with the Securities and Exchange
                                    Commission via EDGAR (Accession No.
                                    0000950116-00-000942) on April 21, 2000.

                           (h)(2)   Amendment to the Administrative and
                                    Corporate services between the Registrant and The Penn Mutual Life Insurance Company - To be filed by amendment.

                           (h)(3) Accounting Services Agreement between the Registrant and Provident Financial Processing Corporation - Previously filed on March 10, 1990 as Exhibit 9(b) to Post-Effective Amendment No. 33 to this Registration Statement, and incorporated by reference to Exhibit 9(b) of Post-Effective Amendment No. 44 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the
                                    Securities and Exchange Commission via EDGAR
                                    (Accession No. 0000950109-97-001341) on
                                    February 14, 1997.

                           (h)(4) Amendment to the Accounting Services Agreement between the Registrant and Provident Financial Processing Corporation
                                    - To be filed by amendment.

                           (h)(5) Agreement between the Registrant and Provident Financial Processing Corporation on fees for services under Accounting Services Agreement - Previously filed on February 24, 1995 as Exhibit 9(c) to Post-Effective Amendment No. 43 to this Registration Statement, and incorporated by reference to Exhibit 9(c) of Post-Effective Amendment No. 44 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the
                                    Securities and Exchange Commission via EDGAR
                                    (Accession No. 0000950109-97-001341) on
                                    February 14, 1997.

                           (i) Opinion and Consent of Morgan, Lewis & Bockius LLP - TO BE FILED BY AMENDMENT.

                           (j) Consent of Ernst & Young LLP - To be filed by amendment.

                           (k)      None.

                           (l)      None.

                           (m)      None.

                           (n)      Not applicable.

                           (o)      None.

                           (p)(1) Code of Ethics for the Registrant is incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 49 on Form N-1A (File Nos. 2-77284 and 811-03459), as
                                    filed with the Securities and Exchange
                                    Commission via EDGAR (Accession No.
                                    0000950116-00-000942) on April 21, 2000.

                           (p)(2) Code of Ethics for Independence Capital Management, Inc. is incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 49 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No.
                                    0000950116-00-000942) on April 21, 2000.

                           (p)(3) Code of Ethics for RS Investment Management, Inc. is incorporated by reference to Exhibit
                                    (p)(3) of Post-Effective Amendment No. 49 on
                                    Form N-1A (File Nos. 2-77284 and 811-03459),
                                    as filed with the Securities and Exchange
                                    Commission via EDGAR (Accession No.
                                    0000950116-00-000942) on April 21, 2000.

                           (p)(4) Code of Ethics for Turner Investment Partners, Inc. is incorporated by reference to Exhibit (p)(4) of Post-Effective Amendment No. 49 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the
                                    Securities and Exchange Commission via EDGAR
                                    (Accession No. 0000950116-00-000942) on
                                    April 21, 2000.

                           (p)(5) Code of Ethics for Putnam Management, Inc. is incorporated by reference to Exhibit
                                    (p)(5) of Post-Effective Amendment No. 49 on
                                    Form N-1A (File Nos. 2-77284 and 811-03459),
                                    as filed with the Securities and Exchange
                                    Commission via EDGAR (Accession No.
                                    0000950116-00-000942) on April 21, 2000.

                           (p)(6) Code of Ethics for Wells Capital Management, Incorporated is incorporated by reference to Exhibit (p)(6) of Post-Effective Amendment No. 49 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-00-000942) on April 21, 2000.

                           (p)(7)   Code of Ethics for Neuberger Berman
                                    Management, Inc. is incorporated by
                                    reference to Exhibit (p)(7) of
                                    Post-Effective Amendment No. 49 on Form N-1A
                                    (File Nos. 2-77284 and 811-03459), as filed
                                    with the Securities and Exchange Commission via EDGAR (Accession No.
                                    0000950116-00-000942) on April 21, 2000.

                           (p)(8) Code of Ethics for Royce & Associates, Inc. is incorporated by reference to Exhibit
                                    (p)(8) of Post-Effective Amendment No. 49 on
                                    Form N-1A (File Nos. 2-77284 and 811-03459),
                                    as filed with the Securities and Exchange
                                    Commission via EDGAR (Accession No.
                                    0000950116-00-000942) on April 21, 2000.

                           (p)(9) Code of Ethics for T. Rowe Price Associates, Inc. is incorporated by reference to Exhibit
                                    (p)(9) of Post-Effective Amendment No. 49 on
                                    Form N-1A (File Nos. 2-77284 and 811-03459),
                                    as filed with the Securities and Exchange
                                    Commission via EDGAR (Accession No.
                                    0000950116-00-000942) on April 21, 2000.

                           (p)(10) Code of Ethics for Vontobel U.S.A. Inc. is incorporated by reference to Exhibit (p)(10) of Post-Effective Amendment No. 49 on Form N-1A (File Nos. 2-77284 and 811-03459), as
                                    filed with the Securities and Exchange
                                    Commission via EDGAR (Accession No.
                                    0000950116-00-000942) on April 21, 2000.

                           (p)(11) Code of Ethics for Franklin Advisers, Inc. - To be filed by amendment.

                           (p)(12) Code of Ethics for Lord Abbett & Co. - To be filed by amendment.

                           (p)(13) Code of Ethics for Heitman/PRA Securities Advisors LLC. - To be filed by amendment.

                           (q)      Powers of Attorney of Directors -
                                    Incorporated by reference to the
                                    Registrant's Post-Effective Amendment No. 47 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-99-000315) on February 26, 1999.

ITEM 24.         PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                 The Penn Mutual Life Insurance Company ("Penn Mutual") is the owner of 100% of the outstanding common stock of the Registrant. For further information on the ownership of the outstanding common stock of the Registrant, see "Voting Rights" in the Prospectus and "Ownership of Shares" in the Statement of Additional Information, which are incorporated hereunder by reference.

                 Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of The Penn Insurance and Annuity Company, a Delaware corporation.

                 Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of Independence Capital Management., Inc., a Pennsylvania corporation, and registered investment adviser.

                 Penn Mutual is the record and beneficiary owner of 100% of the outstanding common stock of The Penn Janney Fund, Inc. Penn Janney Fund, Inc. is a Pennsylvania corporation and invests in new business.

                 Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of The Pennsylvania Trust Company, a Pennsylvania corporation.

                 Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of Independence Square Properties, Inc., a holding corporation incorporated in Delaware.

                 Independence Square Properties, Inc. is the record and beneficial owner of 100% of the outstanding common stock of the following corporations: Indepro Corp. and WPI Investment Company, both Delaware corporations.

                 Indepro Corp. is the record and beneficial owner of 100% of the outstanding common stock of Indepro Property Fund I Corp., Indepro Property Fund II Corp., Commons One Corp. and West Hazleton, Inc., all Delaware corporations.

                 Independence Square Properties, Inc. is the record and beneficial owner of 100% of the outstanding common stock of Janney Montgomery Scott LLC, a Delaware corporation, and Hornor, Townsend & Kent, Inc., a Pennsylvania corporation.

                 Janney Montgomery Scott LLC is the record and beneficial owner of 100% of the outstanding common stock of the following corporations: JMS Resources, Inc., a Pennsylvania corporation; JMS Investor Services, Inc., a Delaware corporation; and Janney Montgomery Scott Insurance Agency Inc., a Massachusetts corporation..

                 Penn Mutual and Janney Montgomery Scott LLC each is the record and beneficial owner of a subscription agreement for 50% of the common stock of Penn Janney Advisory, Inc., a Pennsylvania corporation.

ITEM 25.         INDEMNIFICATION

                 Article VII, Section (3) of the Articles of Incorporation of the Registrant provides generally that directors and officers of the Registrant shall be indemnified by the Registrant to the full extent permitted by Maryland law and by the Investment Company Act of 1940, now or hereinafter in force.

                 Article VI, Section (2) of the By-laws of the Registrant provides: Any person who was or is a party or is threatened to be made a defendant or respondent in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving while a director or officer of the Corporation at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by the Corporation against judgments, penalties, fines, settlements and reasonable expenses (including attorney's fees) actually incurred by such person in connection with such action, suit or proceeding to the full extent permissible under the General Laws of the State of Maryland now or hereafter in force, except that such indemnity shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


ITEM 26.         BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

                 [To be updated.]

ITEM 27.         PRINCIPAL UNDERWRITERS

                 Not Applicable.

ITEM 28.         LOCATION OF ACCOUNTS AND RECORDS

                 Penn Series Funds, Inc.                           Wells Capital Management, Incorporated
                 600 Dresher Road                                  525 Market Street
                 Horsham, PA  19044                                San Francisco, CA  94105

                 PFPC Inc.                                         Royce and Associates
                 Bellevue Corporate Center                         1414 Avenue of the Americas
                 103 Bellevue Parkway                              New York, NY  10019
                 Wilmington, DE 19809

                 T. Rowe Price Associates, Inc.                    Putnam Investments
                 100 E. Pratt Street                               One Post Office Square
                 Baltimore, MD 21202                               Boston, MA  02109

                 Morgan, Lewis & Bockius LLP                       RS Investment Management, Inc.
                 1701 Market Street                                388 Market Street
                 Philadelphia, PA  19103-2921                      San Francisco, CA  94111

                 Independence Capital Management, Inc.             Neuberger Berman Management Inc.
                 Five Radnor Corporate Center, Ste. 450            605 Third Avenue
                 100 Matsonford Road                               New York, NY  10158
                 Radnor, PA 19087
                                                               Vontobel USA Inc.
                 Lord Abbett & Co.                                 450 Park Avenue
                 90 Hudson Street                                  New York, NY  10022
                 Jersey City, NJ  07302
                                                                   Franklin Advisers, Inc.
                 Heitman/PRA Securities Advisors LLC               One Franklin Parkway
                 180 North LaSalle Street                          San Mateo, CA  94003
                 Chicago, IL  60601
                 Turner Investment Partners
                 1235 Westlakes Drive, Suite 350
                 Berwyn, PA  19312


ITEM 29.         MANAGEMENT SERVICES

                 Not applicable.

ITEM 30.         UNDERTAKINGS

                 The Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.



                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the certifies that it has duly caused this Post-Effective Amendment No. 51 to the Registrant's Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania on the 12th day of February, 2002.


                                           PENN SERIES FUNDS, INC.



                                           By:/s/ Peter M. Sherman
                                           ----------------------------------
                                           Peter M. Sherman, President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to this Registration Statement of the Registrant has been signed below by the following persons in the capacities indicated on the 12th day of February, 2002.

SIGNATURE                                 TITLE


/s/ Peter M. Sherman                     President (Principal Executive
-----------------------------------      Officer)
Peter M. Sherman

/s/ Steven M. Herzberg                   Treasurer (Principal
-----------------------------------      Financial Officer)
Steven M. Herzberg

/s/ Ann M. Strootman                     Controller (Principal
-----------------------------------      Accounting Officer)
Ann M. Strootman


*      EUGENE BAY                        Director

*      JAMES S. GREENE                   Director

*      ROBERT E. CHAPPELL                Director

*      WILLIAM H. LOESCHE, JR.           Director

*      M. DONALD WRIGHT                  Director

*      LARRY L. MAST                     Director

*      DANIEL J. TORAN                   Director


*      By: /s/ Robert E. Chappell
       ------------------------------------
       Robert E. Chappell, Attorney-In-Fact

                                  EXHIBIT INDEX

EDGAR
Exhibit
Number            Description
------            ------------

                           (a)(2) Articles Supplementary to the Articles of Incorporation - To be filed by amendment.

                           (d)(2) Form of Amendment to the Form of proposed Investment Advisory Agreement between the Registrant and Independence Capital Management, Inc. - To be filed by amendment.

                           (d)(11) Form of proposed Sub-Advisory Agreement between Independence Capital Management and Franklin Advisers, Inc.- To be filed by amendment.

                           (d)(12) Form of proposed Sub-Advisory Agreement between Independence Capital Management and Heitman PRA/ Securities Advisors LLC- To be filed by amendment.

                           (d)(13) Form of proposed Sub-Advisory Agreement between Independence Capital Management and Lord Abbett & Co.- To be filed by amendment.

                           (g)(2) Amended Appendix A to the Amended and Restated Custodian Agreement between the Registrant and Provident National Bank - To be filed by amendment.

                           (h)(2)   Amendment to the Administrative and
                                    Corporate services between the Registrant and The Penn Mutual Life Insurance Company - To be filed by amendment.

                           (h)(4) Amendment to the Accounting Services Agreement between the Registrant and Provident Financial Processing Corporation - To be filed by amendment.

                           (i) Opinion and Consent of Morgan, Lewis & Bockius LLP - To be filed by amendment.

                           (j) Consent of Ernst & Young LLP - To be filed by amendment.

                           (p)(11) Code of Ethics for Franklin Advisers, Inc.- To be filed by amendment.

                           (p)(12) Code of Ethics for Lord Abbett & Co.- To be filed by amendment.

                           (p)(13) Code of Ethics for Heitman/PRA Securities Advisors LLC.- To be filed by amendment.